UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate

             High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2016	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($14.33)[1]	5.44%
Current Monthly Distribution per Common Share[2]	$0.065
Current Annualized Distribution per Common Share[2]	$0.780
Economic Leverage as of August 31, 2016[3]	26%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BHK[1,2]	20.85%	13.67%
Lipper Corporate BBB-Rated Debt Funds (Leveraged)[3]	15.43%	7.69%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest positive contributor to the Trust’s performance was its allocation to investment grade corporate securities, followed by its allocation to U.S. Treasuries. Also contributing to performance was the Trust’s positioning within high yield corporates, commercial mortgage-backed securities (“CMBS”) and global sovereign/supranational/agency issues.

•	The Trust employs derivatives to manage duration and yield curve positioning. During the period, the employment of interest rate derivatives did not materially impact performance.

Describe recent portfolio activity.

•

At the start of the period the Trust maintained a consistent allocation, favoring investment grade and high yield corporates, securitized products such as asset-backed securities (“ABS”) and CMBS, as well as agency mortgage-backed securities (“MBS”). Volatility increased at year end 2015 in the wake of the first Fed rate hike in nine years and the subsequent currency depreciation of the Chinese yuan in January. As a result, the Trust reduced risk by decreasing exposure to structured products, corporate credit and sovereign securities in favor of U.S. Treasuries. During the second half of the period, the Trust continued to reduce exposure to spread products and added exposure to U.S. Treasuries, as the investment adviser expected market volatility to remain elevated ahead of the U.K. referendum on leaving the European Union. Most of the reductions were within high yield corporates and CMBS. Following the U.K. referendum vote, the Trust began to add exposure to spread products as a way of increasing yield and to benefit from investors’ global search for income due to very low interest rate levels.

Describe portfolio positioning at period end.

•

The Trust maintained diversified exposure within non-government spread sectors, including investment grade credit, high yield credit, CMBS and ABS, as well as smaller allocations to non-agency mortgages and U.S. municipals. The Trust also held exposure to government-related sectors such as U.S. Treasury securities, agency debt and agency MBS. The Trust closed the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Core Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$14.33	$12.63	13.46%	$14.34	$12.34
Net Asset Value	$15.25	$14.29	6.72%	$15.28	$13.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/16	8/31/15
Corporate Bonds	47%	49%
U.S. Treasury Obligations	14	6
Preferred Securities	10	10
Non-Agency Mortgage-Backed Securities	10	12
Asset-Backed Securities	8	11
U.S. Government Sponsored Agency Securities	6	8
Municipal Bonds	2	2
Foreign Agency Obligations	2	2
Floating Rate Loan Interests	1	—
Short-Term Securities	1	1
Options Written	(1)	(1)
Other[1]	—	—

[1]	Representing less than 1% of the Trust’s total investments and may include Common Stocks and Options Purchased.

Credit Quality Allocation[2,3]	8/31/16	8/31/15
AAA/Aaa[4]	24%	18%
AA/Aa	4	7
A	14	18
BBB/Baa	22	33
BB/Ba	17	13
B	12	7
CCC/Caa	4	1
N/R	3	3

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Short-Term Securities, Options Purchased and Options Written.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2016	5

Trust Summary as of August 31, 2016	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($10.88)[1]	7.72%
Current Monthly Distribution per Common Share[2]	$0.07
Current Annualized Distribution per Common Share[2]	$0.84
Economic Leverage as of August 31, 2016[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
HYT[1,2]	20.29%	7.76%
Lipper High Yield Funds (Leveraged)[3]	18.69%	7.88%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Credit markets performed poorly during the first half of the period, driven in large part by declines in commodity prices. However, in the second half of the period, the high-yield market rebounded sharply, led by a recovery in commodity-related assets. Holdings within the energy and metals & mining industries were the most notable contributors to the Trust’s performance during the period. Holdings within the technology and cable & satellite industries helped performance as well.

•	The Trust’s exposure to equity and equity-like positions were the primary detractors to performance during the period.

Describe recent portfolio activity.

•

The Trust began the period somewhat conservatively positioned but steadily increased its risk profile as volatility decreased and risk markets became more stable. By the middle of the period, the Trust had transitioned to a market-neutral risk position and then proceeded to a slightly overweight risk position. The investment adviser added risk to the portfolio at a measured pace, while remaining underweight to the more distressed areas of the high yield market, which led performance over the period. The Trust added to exposure in the metals & mining sector and moved toward a more neutral-weight position in commodity-related issuers. The Trust decreased risk in the pharmaceutical and home construction industries during the period.

Describe portfolio positioning at period end.

•

The Trust held the majority of its portfolio in corporate bonds, with a modest allocation to floating rate loan interests (bank loans). Within high yield corporates, the Trust had most of its assets in single B-rated bonds, followed by BB-rated bonds. The Trust kept exposure to high conviction CCC-rated issues but favored select equity and equity-like assets over the higher-beta segment of the CCC-rated bond market.

•

Leading individual positions included Ally Financial (banking), First Data Corp. (technology), and Altice NV (cable & satellite). The Trust also maintained exposure to equity futures positions to help reduce portfolio risk. Bank loans provided diversification and helped increase the stability of the Trust’s portfolio, while providing attractive levels of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Corporate High Yield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$10.88	$9.97	9.13%	$10.93	$9.13
Net Asset Value	$11.79	$12.06	(2.24)%	$12.06	$10.13

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/16	8/31/15
Corporate Bonds	79%	79%
Floating Rate Loan Interests	9	9
Preferred Securities	4	5
Common Stocks	4	5
Asset-Backed Securities	2	2
Investment Companies	1	—
Other[1]	1	—

[1]	Representing less than 1% of the Trust’s total investments and may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities and Options Purchased.

Credit Quality Allocation[2]	8/31/16	8/31/15
A	3%	1%
BBB/Baa	10	6
BB/Ba	40	37
B	35	40
CCC/Caa	8	8
N/R	4	8

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	AUGUST 31, 2016	7

Trust Summary as of August 31, 2016	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($6.60)[1]	4.82%
Current Monthly Distribution per Common Share[2]	$0.0265
Current Annualized Distribution per Common Share[2]	$0.3180
Economic Leverage as of August 31, 2016[3]	26%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BKT[1,2]	10.44%	3.64%
Lipper US Mortgage Funds[3]	13.46%	5.27%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest positive contributor to performance was the Trust’s allocation in well-structured agency collateralized mortgage obligations (“CMOs”) that offered call protected and seasoned collateral with favorable risk/reward characteristics and attractive income.

•	Detractors from performance included the Trust’s positioning with respect to overall portfolio duration (and corresponding sensitivity to changes in market interest rates), as well as allocation-based strategies across both 30-year and 15-year mortgage-backed securities (“MBS”).

•

The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity (the rate at which duration changes in response to interest rate movements) and yield curve positioning. During the period, the Trust employed Treasury futures, and also utilized mortgage derivatives to gain market exposure. The use of these derivatives had a negative impact on Trust performance for the period.

Describe recent portfolio activity.

•	The Trust decreased exposure to agency pass-throughs, primarily in generic 30-year MBS, while marginally adding exposure to longer duration, stable CMO cash flows.

Describe portfolio positioning at period end.

•

The Trust continued to be overweight agency CMOs. In addition, the Trust continued to maintain allocations to 30-year MBS and some 15-year MBS with higher coupons. The Trust closed the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Income Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$6.60	$6.30	4.76%	$6.66	$6.26
Net Asset Value	$6.96	$7.08	(1.69)%	$7.10	$6.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	8/31/16	8/31/15
U.S. Government Sponsored Agency Securities	97%	98%
U.S. Treasury Obligations	2	2
Non-Agency Mortgage-Backed Securities	1	1
Short-Term Securities	1	4
Asset-Backed Securities	1	— [1]
Borrowed Bonds[1]	—	—
TBA Sale Commitments	(2)	(5)

[1]	Representing less than 0.50% of the Trust’s total investments.

Credit Quality Allocation[2,3]	8/31/16	8/31/15
AAA/Aaa[4]	99%	100%
BBB	1	—

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Money Market Funds.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2016	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
Denbury Resources, Inc.		35,640	$107,729
Whiting Petroleum Corp.		10,932	79,694

			187,423
Total Common Stocks — 0.0%			187,423

Asset-Backed Securities		Par (000)
Asset-Backed Securities — 10.2%
ALM VI Ltd., Series 2012-6A, Class B2R, 3.48%, 7/15/26 (b)(c)	USD	1,000	993,775
Apidos CDO, Series 2012-9AR, Class DR, 4.58%, 7/15/23 (b)(c)		1,400	1,373,586
Apidos CDO XI, Series 2012-11A, Class D, 4.93%, 1/17/23 (b)(c)		1,200	1,191,345
Apidos CLO XIX, Series 2014-19A, Class D, 4.43%, 10/17/26 (b)(c)		1,000	979,272
Ares CLO Ltd., Series 2014-32A, Class C, 5.02%, 11/15/25 (b)(c)		1,250	1,249,923
Ares XXIII CLO Ltd., Series 2012-1AR (b)(c):
Class CR, 3.89%, 4/19/23		4,000	4,072,370
Class DR, 4.84%, 4/19/23		3,000	3,005,383
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24 (b)(c)		1,500	1,462,896
Babson CLO Ltd., Series 2012-1X, Class B, 3.18%, 4/15/22 (b)		1,000	999,808
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.58%, 10/17/26 (b)(c)		1,000	915,000
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.77%, 11/23/25 (b)(c)		3,000	2,881,402
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,348,369
CIFC Funding Ltd. (b)(c):
Series 2012-1AR, Class B1R, 4.46%, 8/14/24		1,500	1,494,066
Series 2013-IA, Class B, 3.49%, 4/16/25		1,000	998,024
Series 2014-4A, Class D, 4.08%, 10/17/26		2,000	1,859,453
Series 2015-1A, Class C, 3.70%, 1/22/27		1,000	999,801
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.64%, 1/25/37 (b)		329	317,177
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (c)		3,925	3,855,298
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.48%, 10/15/26 (b)(c)		1,000	988,657
Ford Credit Floorplan Master Owner Trust, Series 2012-2:
Class B, 2.32%, 1/15/19		490	491,592
Class C, 2.86%, 1/15/19		210	211,134
Class D, 3.50%, 1/15/19		400	402,439
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 3.28%, 4/15/25 (b)(c)		1,000	995,436

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.25%, 10/29/26 (b)(c)	USD	1,000	$965,571
Highbridge Loan Management Ltd., Series 5A-2015, Class C1, 3.95%, 1/29/26 (b)(c)		4,000	3,999,702
Limerock CLO III LLC, Series 2014-3A, Class C, 4.30%, 10/20/26 (b)(c)		3,750	3,508,218
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.67%, 8/15/22 (b)(c)		1,200	1,188,168
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.98%, 1/27/26 (b)(c)		1,800	1,825,039
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.93%, 8/23/27 (b)		922	904,702
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.57%, 11/14/25 (b)(c)		2,250	2,175,131
Oaktree EIF II Ltd., Series 2015-B1A, Class C, 3.92%, 2/15/26 (b)(c)		1,000	1,000,293
Octagon Investment Partners XX Ltd., Series 2014-1A (b)(c):
Class C, 3.62%, 8/12/26		750	749,964
Class D, 4.47%, 8/12/26		1,000	947,972
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.47%, 11/14/26 (b)(c)		2,000	1,887,793
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class C1, 3.95%, 11/25/25 (b)(c)		2,000	2,000,360
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (c)		5,000	4,974,713
OZLM Funding III Ltd., Series 2013-3A (b)(c):
Class B, 3.80%, 1/22/25		1,500	1,500,400
Class C, 4.60%, 1/22/25		500	486,836
OZLM VII Ltd., Series 2014-7A, Class C, 4.28%, 7/17/26 (b)(c)		470	442,055
OZLM VIII Ltd., Series 2014-8A, Class C, 4.18%, 10/17/26 (b)(c)		1,750	1,636,735
Regatta V Funding Ltd., Series 2014-1A, Class C, 4.16%, 10/25/26 (b)(c)		2,000	1,864,342
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.85%, 6/15/21 (b)		56	55,362
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.91%, 8/15/25 (b)(c)		81	81,356
SLM Student Loan Trust (c):
Series 2012-A, Class A2, 3.83%, 1/17/45		690	714,035
Series 2014-A, Class B, 3.50%, 11/15/44		500	492,253
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		8	8,503
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46 (c)		5,900	5,824,718
Sound Point CLO Ltd., Series 2014-3A, Class D, 4.31%, 1/23/27 (b)(c)		1,250	1,184,716

Portfolio Abbreviations

ADS	American Depositary Shares	EUR	Euro	OTC	Over-the-Counter
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
CAD	Canadian Dollar	GBP	British Pound	RB	Revenue Bonds
CHF	Swiss Franc	GO	General Obligation Bonds	SEK	Swedish Krona
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	SGD	Singapore Dollar
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	SIFMA	Securities Industry and Financial Markets Association
CR	Custodian Receipt	LOC	Letter of Credit	TBA	To Be Announced
DIP	Debtor-In-Possession	MXN	Mexican Peso	USD	U.S. Dollar
ETF	Exchange-Traded Fund	NOK	Norwegian Krone

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	11

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Steele Creek CLO Ltd., Series 2014-1A, Class C, 4.01%, 8/21/26 (b)(c)	USD	2,500	$2,499,950
Stewart Park CLO Ltd., Series 2015-1A, Class D, 4.13%, 4/15/26 (b)(c)		1,000	897,270
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		786	781,955
Symphony CLO Ltd., Series 2012-10AR, Class DR, 4.17%, 7/23/23 (b)(c)		1,000	983,973
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.98%, 1/15/27 (b)(c)		555	555,000
Voya CLO Ltd., Series 2012-2AR, Class CR, 3.63%, 10/15/22 (b)(c)		1,500	1,500,780
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		2,360	2,419,022

			84,143,093
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (c)		3,349	237,541
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (c)		7,924	544,761

			782,302
Total Asset-Backed Securities — 10.3%			84,925,395

Corporate Bonds
Aerospace & Defense — 0.7%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (c)		520	401,700
Bombardier, Inc. (c):
5.50%, 9/15/18		238	244,545
6.00%, 10/15/22		23	21,735
6.13%, 1/15/23		165	155,100
7.50%, 3/15/25		361	342,950
KLX, Inc., 5.88%, 12/01/22 (c)		205	215,147
Moog, Inc., 5.25%, 12/01/22 (c)		180	185,400
TransDigm, Inc.:
5.50%, 10/15/20		211	216,539
7.50%, 7/15/21		175	185,609
6.00%, 7/15/22		1,118	1,162,720
6.50%, 7/15/24		198	205,425
6.38%, 6/15/26 (c)		236	240,720
United Technologies Corp., 6.13%, 7/15/38		1,450	2,006,110

			5,583,700
Air Freight & Logistics — 0.1%
XPO Logistics, Inc.:
7.88%, 9/01/19 (c)		245	254,800
5.75%, 6/15/21	EUR	100	116,307
6.50%, 6/15/22 (c)	USD	535	555,731
6.13%, 9/01/23 (c)		156	160,290

			1,087,128
Airlines — 2.1%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 9/15/24 (c)		1,940	1,869,788
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 7/15/24 (d)		3,765	4,117,560
Series 2015-2, Class A, 4.00%, 3/22/29		1,500	1,597,500
Series 2015-2, Class AA, 3.60%, 3/22/29		1,500	1,601,250
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		498	520,223
Series 2012-3, Class C, 6.13%, 4/29/18		520	546,000

Corporate Bonds		Par (000)	Value
Airlines (continued)
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27	USD	3,609	$3,960,466
Series 2014-2, Class B, 4.63%, 3/03/24		2,615	2,641,254

			16,854,041
Auto Components — 0.3%
Adient Global Holdings, Ltd., 4.88%, 8/15/26 (c)		202	204,777
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	175	201,818
Faurecia, 3.63%, 6/15/23		100	116,565
Fiat Chrysler Finance Europe:
4.75%, 3/22/21		100	124,463
4.75%, 7/15/22		100	123,609
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	117,455
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	46	48,156
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		652	648,740
Schaeffler Holding Finance BV (e):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	60	72,532
(6.75% Cash), 6.75%, 11/15/22 (c)	USD	550	607,484

			2,265,599
Automobiles — 0.9%
Ford Motor Co., 4.75%, 1/15/43 (d)		4,255	4,603,038
General Motors Co., 6.25%, 10/02/43		2,506	3,003,666

			7,606,704
Banks — 2.1%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	100	105,968
Bankia SA, 4.00%, 5/22/24 (b)		200	222,362
Barclays Bank PLC, 3.65%, 3/16/25	USD	4,320	4,294,452
CIT Group, Inc.:
5.50%, 2/15/19 (c)		206	218,103
5.38%, 5/15/20		410	438,187
Commerzbank AG:
7.75%, 3/16/21	EUR	100	134,765
4.00%, 3/23/26		28	32,055
Cooperatieve Rabobank UA:
3.88%, 2/08/22	USD	2,780	3,038,643
3.95%, 11/09/22		1,500	1,574,884
HSBC Holdings PLC, 6.10%, 1/14/42		610	828,722
Santander Holdings USA, Inc., 4.50%, 7/17/25		2,000	2,095,152
Santander UK Group Holdings PLC, 2.88%, 8/05/21		1,250	1,246,691
Wells Fargo & Co., 3.50%, 3/08/22		2,780	2,969,457

			17,199,441
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46		1,320	1,601,061
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	119,409

			1,720,470
Biotechnology — 0.0%
Senvion Holding GmbH, 6.63%, 11/15/20		100	117,189
Building Materials — 0.0%
Dry Mix Solutions Investissements SAS, 3.99%, 6/15/21 (b)		100	111,779
Titan Global Finance PLC, 3.50%, 6/17/21		100	114,885

			226,664
Building Products — 0.4%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)	USD	413	436,747
Builders FirstSource, Inc., 5.63%, 9/01/24 (c)		149	151,607
Building Materials Corp. of America, 6.00%, 10/15/25 (c)		380	416,575

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Building Products (continued)
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)	USD	520	$530,400
Masonite International Corp., 5.63%, 3/15/23 (c)		200	212,000
Ply Gem Industries, Inc., 6.50%, 2/01/22		546	563,745
Standard Industries, Inc. (c):
5.13%, 2/15/21		94	99,288
5.50%, 2/15/23		153	162,371
USG Corp.:
9.50%, 1/15/18		380	416,100
5.88%, 11/01/21 (c)		50	52,438
5.50%, 3/01/25 (c)		180	195,300

			3,236,571
Capital Markets — 2.3%
BCD Acquisition, Inc., 9.63%, 9/15/23 (c)		55	57,475
CDP Financial, Inc., 5.60%, 11/25/39 (c)		5,890	8,086,693
E*Trade Financial Corp., 4.63%, 9/15/23		275	285,412
Goldman Sachs Group, Inc., 3.75%, 5/22/25 (d)		8,965	9,488,117
Morgan Stanley, 4.00%, 7/23/25		905	978,112

			18,895,809
Chemicals — 0.6%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)		161	167,842
Chemours Co.:
6.63%, 5/15/23 (f)		215	206,400
7.00%, 5/15/25		100	95,688
Dow Chemical Co., 4.13%, 11/15/21		700	765,948
Huntsman International LLC, 4.88%, 11/15/20		101	104,787
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	114,334
INEOS Group Holdings SA, 5.63%, 8/01/24 (c)	USD	200	199,500
Inovyn Finance PLC, 6.25%, 5/15/21	EUR	100	117,959
Methanex Corp., 3.25%, 12/15/19	USD	1,650	1,632,685
Momentive Performance Materials, Inc., 3.88%, 10/24/21		367	303,307
NOVA Chemicals Corp., 5.25%, 8/01/23 (c)		88	91,300
Platform Specialty Products Corp. (c):
10.38%, 5/01/21		37	38,850
6.50%, 2/01/22		934	884,965
PQ Corp., 6.75%, 11/15/22 (c)		214	226,840
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	100	105,401
WR Grace & Co-Conn (c):
5.13%, 10/01/21	USD	97	103,305
5.63%, 10/01/24		80	86,400

			5,245,511
Commercial Services & Supplies — 0.6%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		166	173,678
ADT Corp.:
3.50%, 7/15/22		317	303,528
4.13%, 6/15/23		55	53,900
Aviation Capital Group Corp. (c):
4.63%, 1/31/18		1,300	1,352,000
7.13%, 10/15/20		1,800	2,112,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		5	5,181
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)		344	343,140
Iron Mountain, Inc.:
6.00%, 10/01/20 (c)		175	185,939
6.00%, 8/15/23		80	85,400
Mobile Mini, Inc., 5.88%, 7/01/24		267	277,680
Silk Bidco AS, 7.50%, 2/01/22	EUR	100	119,520
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	87	92,764
5.75%, 11/15/24		140	146,300

			5,251,780

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	1,000	$1,087,500
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		340	360,825
CommScope, Inc. (c):
4.38%, 6/15/20		250	258,750
5.50%, 6/15/24		115	120,750
Nokia OYJ, 6.63%, 5/15/39		135	147,150
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		834	867,360
6.38%, 5/15/25		278	293,348

			3,135,683
Construction & Engineering — 0.6%
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		382	330,430
Engility Corp., 8.88%, 9/01/24 (c)		101	102,767
ITR Concession Co. LLC, 4.20%, 7/15/25 (c)		4,000	4,243,184

			4,676,381
Construction Materials — 0.5%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		164	145,448
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		313	336,475
HD Supply, Inc.:
7.50%, 7/15/20		782	814,257
5.25%, 12/15/21 (c)		1,170	1,246,775
5.75%, 4/15/24 (c)		667	710,355
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	157	189,574
PulteGroup, Inc.:
5.50%, 3/01/26	USD	158	169,060
6.00%, 2/15/35		52	53,040
Rexel SA, 3.50%, 6/15/23	EUR	100	116,286

			3,781,270
Consumer Finance — 1.9%
Ally Financial, Inc.:
6.25%, 12/01/17	USD	320	335,600
4.63%, 3/30/25		430	446,125
8.00%, 11/01/31		2,043	2,558,858
Capital One Financial Corp., 4.75%, 7/15/21 (d)		1,935	2,161,923
Corivas Campus Living USG LLC, 5.30%, 7/01/50		5,700	6,213,000
Ford Motor Credit Co. LLC:
8.13%, 1/15/20		1,530	1,812,692
4.25%, 9/20/22		1,600	1,730,667
Navient Corp.:
5.00%, 10/26/20		180	180,900
6.63%, 7/26/21		104	107,250
6.13%, 3/25/24		59	56,640
5.88%, 10/25/24		56	52,780
5.63%, 8/01/33		101	82,820
OneMain Financial Holdings LLC (c):
6.75%, 12/15/19		67	70,350
7.25%, 12/15/21		78	81,705

			15,891,310
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.75%, 1/31/21 (c)		200	207,250
4.25%, 1/15/22	EUR	100	115,728
6.75%, 5/15/24		100	120,748
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (c):
4.63%, 5/15/23	USD	271	275,743
7.25%, 5/15/24		635	675,481
Ball Corp., 5.00%, 3/15/22		322	347,760

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	USD	175	$182,875
Crown European Holdings SA, 3.38%, 5/15/25	EUR	100	118,126
JH-Holding Finance SA, 8.25%, 12/01/22 (e)		100	119,735
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (c):
4.13%, 7/15/21 (b)	USD	528	535,920
5.13%, 7/15/23		258	267,675
7.00%, 7/15/24		333	356,726
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	100	117,122
Sealed Air Corp. (c):
4.88%, 12/01/22	USD	535	561,750
5.13%, 12/01/24		102	109,140
6.88%, 7/15/33		16	17,320
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (c)		16	16,320

			4,145,419
Diversified Consumer Services — 0.2%
ADT Corp., 4.88%, 7/15/32 (c)		75	64,125
APX Group, Inc.:
6.38%, 12/01/19		56	57,469
8.75%, 12/01/20		75	72,094
7.88%, 12/01/22 (c)		86	90,515
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		556	605,345
Service Corp. International:
4.50%, 11/15/20		410	421,275
5.38%, 5/15/24		110	117,975

			1,428,798
Diversified Financial Services — 4.6%
Aircastle Ltd.:
6.25%, 12/01/19		353	390,506
5.00%, 4/01/23		91	96,460
Bank of America Corp.:
5.63%, 7/01/20		2,200	2,484,984
3.30%, 1/11/23		10,000	10,393,590
Deutsche Bank AG, 4.50%, 5/19/26	EUR	100	107,916
FBM Finance, Inc., 8.25%, 8/15/21 (c)	USD	80	83,800
FMR LLC, 4.95%, 2/01/33 (c)		2,300	2,578,610
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	135,254
General Electric Capital Corp., 6.15%, 8/07/37 (d)	USD	2,150	3,013,864
General Electric Co.:
6.75%, 3/15/32 (d)		2,500	3,575,585
6.88%, 1/10/39		135	205,874
General Motors Financial Co., Inc., 4.25%, 5/15/23		807	845,345
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		470	517,517
International Lease Finance Corp., 8.25%, 12/15/20		150	179,437
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		595	568,225
Mercury Bondco PLC, (8.25% Cash, 9.00% PIK), 8.25%, 5/30/21 (e)	EUR	100	116,576
Moody’s Corp., 4.50%, 9/01/22 (d)	USD	1,800	1,999,408
MSCI, Inc., 5.75%, 8/15/25 (c)		60	65,025
Northern Trust Corp., 3.95%, 10/30/25 (d)		8,000	8,928,688
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19		145	149,169
5.75%, 10/15/20		194	200,062
6.88%, 2/15/21		470	487,625
8.25%, 2/15/21		300	312,000

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
UniCredit SpA:
6.95%, 10/31/22	EUR	140	$178,371
5.75%, 10/28/25 (b)		107	125,190
WMG Acquisition Corp., 5.00%, 8/01/23 (c)	USD	48	49,320

			37,788,401
Diversified Telecommunication Services — 3.5%
AT&T, Inc.:
6.38%, 3/01/41		520	661,357
5.15%, 3/15/42		1,400	1,560,534
4.75%, 5/15/46		2,710	2,896,445
CenturyLink, Inc., 6.45%, 6/15/21		280	300,825
Consolidated Communications, Inc., 6.50%, 10/01/22		68	65,960
Frontier Communications Corp.:
7.13%, 3/15/19		115	123,913
7.13%, 1/15/23		50	47,125
7.63%, 4/15/24		205	192,700
6.88%, 1/15/25		885	794,287
11.00%, 9/15/25		280	302,400
Level 3 Financing, Inc.:
5.38%, 8/15/22		165	172,450
5.63%, 2/01/23		184	192,740
5.13%, 5/01/23		420	436,275
5.38%, 1/15/24		165	173,044
5.38%, 5/01/25		275	288,750
5.25%, 3/15/26 (c)		223	231,084
OTE PLC, 3.50%, 7/09/20	EUR	100	114,735
SoftBank Group Corp., 5.25%, 7/30/27		100	126,464
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	70	72,363
6.00%, 9/30/34		265	266,352
7.20%, 7/18/36		105	112,481
Telecom Italia SpA:
3.25%, 1/16/23	EUR	141	170,875
3.63%, 1/19/24		200	242,900
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	1,000	1,075,661
6.40%, 2/15/38		6,879	8,969,370
6.55%, 9/15/43		6,751	9,168,081

			28,759,171
Electric Utilities — 6.0%
AES Corp., 4.88%, 5/15/23		210	212,625
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		5,515	7,663,991
Black Hills Corp., 3.15%, 1/15/27		405	409,833
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	503,518
CMS Energy Corp., 5.05%, 3/15/22 (d)		1,832	2,081,857
Duke Energy Carolinas LLC:
6.10%, 6/01/37		640	858,092
6.00%, 1/15/38 (d)		1,675	2,294,157
4.25%, 12/15/41 (d)		750	854,920
Duke Energy Florida LLC, 6.40%, 6/15/38 (d)		770	1,100,406
E.ON International Finance BV, 6.65%, 4/30/38 (c)		3,100	3,901,238
Electricite de France SA, 5.60%, 1/27/40 (c)		2,800	3,352,532
Florida Power Corp., 6.35%, 9/15/37		2,775	3,946,877
Jersey Central Power & Light Co., 7.35%, 2/01/19		490	548,398
Ohio Power Co., Series D, 6.60%, 3/01/33 (d)		3,000	3,886,560
PacifiCorp, 6.25%, 10/15/37 (d)		1,225	1,720,717
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37		2,550	3,624,863
Southern California Edison Co.:
5.63%, 2/01/36 (d)		1,300	1,694,242
Series A, 5.95%, 2/01/38		2,175	3,001,511

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Southern Co., 3.25%, 7/01/26	USD	1,680	$1,748,569
Virginia Electric & Power Co., Series A, 6.00%, 5/15/37		3,920	5,302,474

			48,707,380
Electrical Equipment — 0.0%
Anixter, Inc., 5.63%, 5/01/19		35	37,056
Trionista TopCo GmbH, 6.88%, 4/30/21	EUR	110	129,448

			166,504
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	370	397,287
5.00%, 9/01/23		519	537,814
5.50%, 12/01/24		228	244,348

			1,179,449
Energy Equipment & Services — 0.9%
Ensco PLC:
4.70%, 3/15/21		50	43,150
4.50%, 10/01/24		139	98,951
5.20%, 3/15/25		64	46,080
Enterprise Products Operating LLC, 6.13%, 10/15/39 (d)		1,400	1,680,337
EOG Resources, Inc., 2.63%, 3/15/23		3,800	3,793,935
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (c)		249	236,550
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		142	140,935
6.75%, 8/01/22		155	158,100
GrafTech International Ltd., 6.38%, 11/15/20		600	463,500
Noble Holding International Ltd.:
4.63%, 3/01/21		25	20,940
6.95%, 4/01/25		35	28,525
Transocean, Inc.:
6.00%, 3/15/18		120	120,150
7.38%, 4/15/18		20	20,200
8.13%, 12/15/21		309	289,688
5.05%, 10/15/22		135	107,663
Weatherford International, Ltd., 7.75%, 6/15/21		70	69,300

			7,318,004
Environmental, Maintenance, & Security Service — 0.0%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	113,776
Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (c):
6.63%, 6/15/24	USD	151	162,114
5.75%, 3/15/25		295	305,325
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	130,635
3.31%, 1/25/23		100	121,797
Dollar Tree, Inc., 5.75%, 3/01/23	USD	1,560	1,678,950
Rite Aid Corp.:
6.75%, 6/15/21		258	271,867
6.13%, 4/01/23 (c)		905	977,020
7.70%, 2/15/27		215	273,050

			3,920,758
Food Products — 0.4%
Acosta, Inc., 7.75%, 10/01/22 (c)		463	427,696
Aramark Services, Inc.:
5.13%, 1/15/24		311	322,468
5.13%, 1/15/24 (c)		92	95,393
4.75%, 6/01/26 (c)		151	151,770
Darling Global Finance BV, 4.75%, 5/30/22	EUR	100	116,899

Corporate Bonds		Par (000)	Value
Food Products (continued)
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)	USD	200	$206,750
JBS USA LLC/JBS USA Finance, Inc. (c):
7.25%, 6/01/21		30	31,050
5.75%, 6/15/25		303	307,545
Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (c)		42	45,255
Post Holdings, Inc. (c):
6.75%, 12/01/21		68	73,015
7.75%, 3/15/24		468	520,065
8.00%, 7/15/25		277	316,472
5.00%, 8/15/26		257	256,357
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)		338	353,210
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		89	96,788
WhiteWave Foods Co., 5.38%, 10/01/22		119	134,173

			3,454,906
Forest Products — 0.0%
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	116,559
Health Care Equipment & Supplies — 0.3%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)	USD	405	362,475
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		785	690,800
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24 (c)		165	176,550
Fresenius US Finance II, Inc., 4.50%, 1/15/23 (c)		170	179,775
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23 (c)		241	241,904
Teleflex, Inc.:
3.88%, 8/01/17 (h)		100	297,812
5.25%, 6/15/24		170	178,075
4.88%, 6/01/26		64	66,720
Thermo Fisher Scientific, Inc., 3.00%, 4/15/23		390	399,769

			2,593,880
Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.:
5.63%, 2/15/23		411	418,192
6.50%, 3/01/24		41	43,101
Aetna, Inc., 3.20%, 6/15/26		1,005	1,021,723
Alere, Inc., 6.38%, 7/01/23 (c)(f)		109	111,453
Amsurg Corp., 5.63%, 7/15/22		553	570,972
Centene Corp.:
5.63%, 2/15/21		401	426,564
4.75%, 5/15/22		10	10,388
6.13%, 2/15/24		308	335,720
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		101	102,263
8.00%, 11/15/19		48	45,420
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		576	594,720
5.00%, 5/01/25		56	56,756
Envision Healthcare Corp., 5.13%, 7/01/22 (c)		365	368,650
HCA, Inc.:
3.75%, 3/15/19		264	272,250
6.50%, 2/15/20		652	720,460
4.75%, 5/01/23		562	587,992
5.38%, 2/01/25		977	1,006,310
5.25%, 4/15/25		66	70,703
5.88%, 2/15/26		284	300,330
5.25%, 6/15/26		361	385,819
4.50%, 2/15/27 (f)		408	411,570
HealthSouth Corp.:
5.75%, 11/01/24		486	503,982
5.75%, 9/15/25		286	299,227
2.00%, 12/01/43 (h)		225	265,078

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Hologic, Inc., 5.25%, 7/15/22 (c)	USD	580	$616,975
MEDNAX, Inc., 5.25%, 12/01/23 (c)		134	141,035
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		204	219,300
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		237	241,444
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		48	51,240
Tenet Healthcare Corp.:
6.25%, 11/01/18		159	169,732
6.00%, 10/01/20		324	342,225
4.50%, 4/01/21		21	21,200
4.38%, 10/01/21		112	112,385
8.13%, 4/01/22		472	477,900
6.75%, 6/15/23		501	476,576
UnitedHealth Group, Inc., 3.75%, 7/15/25		1,375	1,524,178

			13,323,833
Hotels, Restaurants & Leisure — 2.5%
Boyd Gaming Corp., 6.88%, 5/15/23		172	185,760
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		1,247	1,265,705
CPUK Finance, Ltd., 7.00%, 2/28/42	GBP	100	140,323
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)	USD	525	524,837
International Game Technology PLC, 4.75%, 2/15/23	EUR	100	122,510
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (c):
5.00%, 6/01/24	USD	29	30,413
5.25%, 6/01/26		148	157,250
McDonald’s Corp., 3.70%, 1/30/26		510	550,499
MGM Resorts International:
8.63%, 2/01/19		96	108,600
5.25%, 3/31/20		320	342,400
6.75%, 10/01/20		113	126,278
6.63%, 12/15/21		710	796,975
4.63%, 9/01/26		154	152,460
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (c)		1,105	1,198,925
New Red Finance, Inc., 6.00%, 4/01/22 (c)		640	669,600
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	116,329
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21	USD	230	237,475
Sabre GLBL, Inc. (c):
5.38%, 4/15/23		82	84,768
5.25%, 11/15/23		185	190,087
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		210	223,125
10.00%, 12/01/22		202	186,850
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)		434	449,190
Station Casinos LLC, 7.50%, 3/01/21		570	606,135
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	2,613	3,655,087
Series A4, 5.66%, 6/30/27		1,120	1,524,267
Series M, 7.40%, 3/28/24		3,000	3,861,088
Series N, 6.46%, 3/30/32		2,390	2,578,513
Vue International Bidco PLC, 7.88%, 7/15/20		100	137,224
Yum! Brands, Inc.:
3.75%, 11/01/21	USD	46	46,575
3.88%, 11/01/23		20	19,800

			20,289,048

Corporate Bonds		Par (000)	Value
Household Durables — 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	80	$81,500
CalAtlantic Group, Inc.:
8.38%, 1/15/21		55	65,588
5.25%, 6/01/26		15	15,225
Century Communities, Inc., 6.88%, 5/15/22		460	465,750
DR Horton, Inc., 4.00%, 2/15/20		220	230,450
Lennar Corp.:
4.75%, 11/15/22		320	336,800
4.88%, 12/15/23		85	89,038
4.75%, 5/30/25		180	186,750
PulteGroup, Inc., 6.38%, 5/15/33		330	347,325
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		155	166,237
Standard Pacific Corp., 5.88%, 11/15/24		20	21,600
TRI Pointe Group, Inc.:
4.38%, 6/15/19		10	10,275
4.88%, 7/01/21		125	128,750
5.88%, 6/15/24		250	261,250

			2,406,538
Household Products — 0.1%
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		109	116,357
Spectrum Brands, Inc.:
6.38%, 11/15/20		310	322,012
6.63%, 11/15/22		355	379,850
6.13%, 12/15/24		112	120,820
5.75%, 7/15/25		10	10,838
Tempur Sealy International, Inc., 5.50%, 6/15/26 (c)		91	95,050

			1,044,927
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.:
6.00%, 1/15/22 (c)		99	103,826
5.88%, 1/15/24 (c)		194	205,155
5.50%, 2/01/24		5	4,988
5.75%, 1/15/25		50	49,813
Dynegy, Inc.:
6.75%, 11/01/19		470	481,750
7.38%, 11/01/22		151	149,112
7.63%, 11/01/24		25	24,500
NRG Energy, Inc.:
8.25%, 9/01/20		20	20,550
7.88%, 5/15/21		61	63,593
6.63%, 3/15/23		25	25,500
6.25%, 5/01/24		25	24,813
7.25%, 5/15/26 (c)		138	143,313
6.63%, 1/15/27 (c)		475	475,888
NRG Yield Operating LLC, 5.38%, 8/15/24		75	78,187
QEP Resources, Inc., 5.38%, 10/01/22		459	454,410

			2,305,398
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (c)		360	369,317
Insurance — 2.4%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,548,941
American International Group, Inc., 3.75%, 7/10/25		3,380	3,568,137
Aon PLC, 3.88%, 12/15/25		1,445	1,555,896
Assicurazioni Generali SpA, 5.00%, 6/08/48 (b)	EUR	100	115,031
AXA SA, 5.25%, 4/16/40 (b)		500	625,590
Five Corners Funding Trust, 4.42%, 11/15/23 (c)(d)	USD	2,050	2,214,303
Hartford Financial Services Group, Inc., 5.13%, 4/15/22		1,860	2,108,805

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Insurance (continued)
HUB International Ltd. (c):
9.25%, 2/15/21	USD	117	$123,435
7.88%, 10/01/21		418	427,405
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (c)(d)		2,000	2,516,020
Lincoln National Corp., 3.35%, 3/09/25 (d)		1,045	1,063,459
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	400	531,993
Prudential Financial, Inc. (d):
5.90%, 3/17/36	USD	500	617,875
5.70%, 12/14/36		1,625	1,978,831
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	119,253
Trader Corp., 9.88%, 8/15/18 (c)	USD	75	76,875
Wayne Merger Sub LLC, 8.25%, 8/01/23 (c)		286	295,617

			19,487,466
Internet Software & Services — 0.1%
Equinix, Inc.:
4.88%, 4/01/20		173	179,920
5.88%, 1/15/26		350	381,280
Netflix, Inc.:
5.50%, 2/15/22		8	8,600
5.75%, 3/01/24		251	271,080

			840,880
IT Services — 0.4%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		155	160,425
First Data Corp. (c):
5.38%, 8/15/23		321	333,038
7.00%, 12/01/23		1,223	1,281,092
5.75%, 1/15/24		1,524	1,560,195
Western Digital Corp., 10.50%, 4/01/24 (c)		72	81,360

			3,416,110
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		500	513,863
Machinery — 0.1%
Gardner Denver, Inc., 6.88%, 8/15/21 (c)		90	83,025
SPX FLOW, Inc. (c):
5.63%, 8/15/24		195	200,362
5.88%, 8/15/26		105	108,413
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	118,294

			510,094
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (c)	USD	2,150	2,596,985
Media — 6.4%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	536,892
Altice Financing SA:
6.50%, 1/15/22 (c)		200	210,500
5.25%, 2/15/23	EUR	100	117,686
7.50%, 5/15/26 (c)	USD	200	210,500
Altice Luxembourg SA (c):
7.75%, 5/15/22		200	212,875
7.63%, 2/15/25		289	296,947
Altice US Finance I Corp. (c):
5.38%, 7/15/23		770	805,612
5.50%, 5/15/26		293	309,115
AMC Networks, Inc.:
4.75%, 12/15/22		111	114,330
5.00%, 4/01/24		191	195,775
Cablevision Systems Corp.:
8.63%, 9/15/17		76	80,769
7.75%, 4/15/18		311	331,992
8.00%, 4/15/20		85	90,525

Corporate Bonds		Par (000)	Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22	USD	600	$630,000
5.13%, 5/01/23 (c)		359	377,736
5.88%, 4/01/24 (c)		383	412,682
5.75%, 2/15/26 (c)		197	210,790
5.50%, 5/01/26 (c)		278	294,332
5.88%, 5/01/27 (c)		770	823,900
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	100	115,070
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c):
6.38%, 9/15/20	USD	100	103,375
5.13%, 12/15/21		409	412,701
7.75%, 7/15/25		960	1,048,800
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (c)		4,000	4,413,680
Clear Channel International BV, 8.75%, 12/15/20 (c)		284	301,040
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		2,307	2,370,472
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,656,234
Comcast Corp.:
3.38%, 8/15/25 (d)		4,500	4,854,541
6.45%, 3/15/37		790	1,109,088
Cox Communications, Inc. (c):
6.95%, 6/01/38		1,000	1,141,073
8.38%, 3/01/39 (d)		3,475	4,459,287
CSC Holdings LLC:
10.13%, 1/15/23 (c)		790	902,081
5.25%, 6/01/24		615	598,469
Discovery Communications LLC:
3.25%, 4/01/23		1,850	1,852,662
3.45%, 3/15/25		210	206,607
DISH DBS Corp.:
5.13%, 5/01/20		90	93,150
6.75%, 6/01/21		314	337,354
5.88%, 7/15/22		73	74,460
5.88%, 11/15/24		99	97,639
7.75%, 7/01/26 (c)		530	565,505
DISH Network Corp., 3.38%, 8/15/26 (c)(h)		175	182,547
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	114,029
Gray Television, Inc., 5.88%, 7/15/26 (c)	USD	54	56,295
Hughes Satellite Systems Corp. (c):
5.25%, 8/01/26		144	142,847
6.63%, 8/01/26		109	108,183
iHeartCommunications, Inc.:
9.00%, 12/15/19		185	149,619
9.00%, 3/01/21		9	6,750
10.63%, 3/15/23		961	708,737
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		267	207,593
5.50%, 8/01/23		272	185,640
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		2,000	2,104,122
Lamar Media Corp., 5.75%, 2/01/26		210	227,063
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	100	126,325
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)	USD	61	65,270
MDC Partners, Inc., 6.50%, 5/01/24 (c)		336	319,200
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		340	356,150
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		117	118,755
National CineMedia LLC, 5.75%, 8/15/26 (c)		59	60,549
Nexstar Escrow Corp., 5.63%, 8/01/24 (c)		173	176,460

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Media (continued)
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)	USD	515	$529,096
Numericable Group SA, 5.38%, 5/15/22	EUR	106	124,079
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	55	57,613
5.63%, 2/15/24		160	170,200
SFR Group SA (c):
6.00%, 5/15/22		345	352,590
7.38%, 5/01/26		1,701	1,756,282
Sirius XM Radio, Inc. (c):
4.25%, 5/15/20		463	472,260
5.38%, 4/15/25		90	94,275
TCI Communications, Inc., 7.88%, 2/15/26 (d)		610	869,806
TEGNA, Inc. (c):
4.88%, 9/15/21		50	51,875
5.50%, 9/15/24		165	174,075
Time Warner, Inc.:
3.60%, 7/15/25 (d)		750	804,786
6.10%, 7/15/40		830	1,067,825
Tribune Media Co., 5.88%, 7/15/22		514	525,565
United Group BV, 7.88%, 11/15/20	EUR	100	117,167
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (c)	USD	445	468,362
4.00%, 1/15/25	EUR	100	118,528
3.50%, 1/15/27		100	115,728
Univision Communications, Inc. (c):
5.13%, 5/15/23	USD	1,131	1,176,240
5.13%, 2/15/25		390	407,550
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	114,306
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)	USD	515	524,012
Virgin Media Secured Finance PLC:
5.50%, 8/15/26 (c)		200	209,000
4.88%, 1/15/27	GBP	100	137,552
6.25%, 3/28/29		100	145,169
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)	USD	520	542,750
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	120	139,208
7.38%, 4/23/21 (c)	USD	200	206,000
Ziggo Bond Finance BV, 5.88%, 1/15/25 (c)		260	261,300
Ziggo Secured Finance BV, 3.75%, 1/15/25	EUR	100	114,049

			52,239,628
Metals & Mining — 1.3%
Alcoa, Inc.:
5.40%, 4/15/21	USD	340	360,720
5.13%, 10/01/24		445	469,475
Anglo American Capital PLC:
4.45%, 9/27/20 (c)		100	101,000
4.13%, 4/15/21 (c)		200	198,000
4.13%, 9/27/22 (c)		200	195,500
3.25%, 4/03/23	EUR	100	110,214
ArcelorMittal:
6.13%, 6/01/18	USD	251	265,432
10.85%, 6/01/19		97	115,673
7.25%, 2/25/22		14	15,750
8.00%, 10/15/39		64	68,800
7.75%, 3/01/41		191	198,640
Constellium NV (c):
8.00%, 1/15/23		650	663,000
5.75%, 5/15/24		250	231,250
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		189	185,693
2.38%, 3/15/18		1,169	1,150,004

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Freeport-McMoRan, Inc. (continued):
3.10%, 3/15/20	USD	105	$96,600
4.00%, 11/14/21		126	115,290
3.55%, 3/01/22		370	322,825
3.88%, 3/15/23		725	621,687
5.40%, 11/14/34		278	216,840
5.45%, 3/15/43		364	278,460
Glencore Finance Europe SA, 3.38%, 9/30/20	EUR	100	120,747
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)	USD	115	126,500
Kaiser Aluminum Corp., 5.88%, 5/15/24 (c)		74	78,440
Novelis Corp., 6.25%, 8/15/24 (c)		743	774,577
Novelis, Inc., 8.75%, 12/15/20		683	715,442
Steel Dynamics, Inc.:
5.13%, 10/01/21		550	572,000
5.25%, 4/15/23		345	358,800
5.50%, 10/01/24		48	50,640
Teck Resources Ltd.:
3.00%, 3/01/19		140	135,800
8.00%, 6/01/21 (c)		86	92,826
3.75%, 2/01/23		235	201,513
8.50%, 6/01/24 (c)		295	331,875
6.00%, 8/15/40		236	191,160
6.25%, 7/15/41		200	165,375
5.20%, 3/01/42		95	69,588
United States Steel Corp., 8.38%, 7/01/21 (c)		215	233,812
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		266	273,980

			10,473,928
Multi-Utilities — 0.2%
Brooklyn Union Gas Co., 3.41%, 3/10/26 (c)		1,880	1,998,239
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (c)		430	367,951
Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 3.90%, 6/15/26		460	480,684
Oil, Gas & Consumable Fuels — 4.1%
Antero Resources Corp., 5.63%, 6/01/23		26	26,065
California Resources Corp., 8.00%, 12/15/22 (c)		352	237,600
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		525	518,437
Cenovus Energy, Inc.:
5.70%, 10/15/19		30	32,241
5.20%, 9/15/43		15	13,189
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (c)		278	297,460
Chesapeake Energy Corp.:
6.50%, 8/15/17		30	30,225
3.93%, 4/15/19 (b)		603	545,715
6.63%, 8/15/20		95	84,550
6.88%, 11/15/20		110	96,525
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	828,112
CONSOL Energy, Inc.:
5.88%, 4/15/22		1,339	1,211,795
8.00%, 4/01/23		48	46,800
Continental Resources, Inc.:
5.00%, 9/15/22		89	86,108
4.50%, 4/15/23		133	125,352
3.80%, 6/01/24		417	376,342
4.90%, 6/01/44		65	54,275
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		25	24,625
6.13%, 3/01/22		115	111,837
6.25%, 4/01/23		20	19,500

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (c)	USD	610	$634,400
DCP Midstream LLC (c):
6.45%, 11/03/36		95	91,913
6.75%, 9/15/37		149	144,530
Denbury Resources, Inc., 9.00%, 5/15/21 (c)		501	514,777
Diamondback Energy, Inc., 7.63%, 10/01/21		328	347,885
Encana Corp.:
3.90%, 11/15/21		99	97,882
6.50%, 8/15/34		129	130,231
6.63%, 8/15/37		108	109,474
6.50%, 2/01/38		319	319,265
5.15%, 11/15/41		131	114,955
Energy Transfer Equity LP:
5.88%, 1/15/24		579	593,475
5.50%, 6/01/27		251	251,627
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (c)		178	179,780
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.88%, 2/15/23		180	175,050
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 6/15/24		55	52,938
Gulfport Energy Corp.:
7.75%, 11/01/20		146	151,840
6.63%, 5/01/23		15	15,413
Halcon Resources Corp., 8.63%, 2/01/20 (a)(c)(i)		100	95,000
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (c)		30	30,825
KeySpan Gas East Corp., 5.82%, 4/01/41 (c)(d)		1,010	1,312,796
Marathon Petroleum Corp., 6.50%, 3/01/41 (d)		2,049	2,301,943
Matador Resources Co., 6.88%, 4/15/23		270	278,775
MEG Energy Corp. (c):
6.50%, 3/15/21		560	459,200
7.00%, 3/31/24		735	591,675
Memorial Resource Development Corp., 5.88%, 7/01/22		324	327,240
MidAmerican Energy Co., 5.80%, 10/15/36 (d)		1,500	2,013,390
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		1,750	2,307,056
Murphy Oil Corp., 6.88%, 8/15/24		112	117,124
NGPL PipeCo LLC (c):
7.12%, 12/15/17		1,719	1,794,206
7.77%, 12/15/37		87	93,416
Noble Energy, Inc., 5.63%, 5/01/21		309	322,338
Oasis Petroleum, Inc.:
7.25%, 2/01/19		25	24,625
6.50%, 11/01/21		272	250,920
6.88%, 3/15/22 (d)		307	285,510
6.88%, 1/15/23		120	110,700
ONEOK, Inc.:
4.25%, 2/01/22		45	43,538
7.50%, 9/01/23		135	149,512
Parsley Energy LLC/Parsley Finance Corp. (c):
7.50%, 2/15/22		345	363,975
6.25%, 6/01/24		74	76,405
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		94	96,938
PDC Energy, Inc., 7.75%, 10/15/22		165	173,250
QEP Resources, Inc.:
6.88%, 3/01/21		105	109,777
5.25%, 5/01/23		73	71,540
Range Resources Corp.:
5.75%, 6/01/21		213	216,195
5.00%, 8/15/22		53	52,470
5.00%, 3/15/23		185	182,687

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC, 5.63%, 4/15/20 (c)	USD	565	$591,131
RSP Permian, Inc., 6.63%, 10/01/22		179	186,160
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		848	890,400
6.25%, 3/15/22		896	958,720
5.63%, 4/15/23		1,037	1,091,442
5.88%, 6/30/26 (c)		236	252,520
Sanchez Energy Corp.:
7.75%, 6/15/21		322	280,140
6.13%, 1/15/23		603	476,370
SBA Communications Corp., 4.88%, 9/01/24 (c)		388	393,335
Seven Generations Energy Ltd. (c):
8.25%, 5/15/20		705	749,944
6.75%, 5/01/23		15	15,338
SM Energy Co.:
6.13%, 11/15/22		9	8,753
5.00%, 1/15/24		10	9,138
Southwestern Energy Co.:
7.50%, 2/01/18		25	26,281
5.80%, 1/23/20		140	140,000
4.10%, 3/15/22		129	117,390
6.70%, 1/23/25		40	41,100
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		310	312,576
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (c)(f)		115	117,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		49	50,715
6.38%, 8/01/22		60	61,950
5.25%, 5/01/23		10	10,150
6.75%, 3/15/24 (c)		50	53,125
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		26	27,235
6.38%, 5/01/24		74	78,995
Transcanada Trust, 5.88%, 8/15/76 (b)		135	143,859
Weatherford International LLC, 6.80%, 6/15/37		15	11,175
Weatherford International Ltd.:
4.50%, 4/15/22		65	53,950
6.50%, 8/01/36		50	37,000
7.00%, 3/15/38		55	41,388
5.95%, 4/15/42		52	36,530
Western Gas Partners LP, 5.38%, 6/01/21		1,425	1,548,696
Whiting Petroleum Corp.:
5.75%, 3/15/21		3	2,689
1.25%, 6/05/20 (h)		458	393,734
5.75%, 3/15/21 (h)		270	252,450
6.25%, 4/01/23 (h)		118	109,372
Williams Cos., Inc.:
3.70%, 1/15/23		38	36,860
4.55%, 6/24/24		81	82,823
5.75%, 6/24/44		189	194,197
WPX Energy, Inc.:
5.25%, 1/15/17		30	30,150
7.50%, 8/01/20		50	51,344
6.00%, 1/15/22		278	270,355
8.25%, 8/01/23		125	130,000
5.25%, 9/15/24		145	133,762

			33,446,331
Paper & Forest Products — 0.2%
International Paper Co., 6.00%, 11/15/41		870	1,046,724
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	116,163
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)	USD	180	162,000

			1,324,887

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 1.7%
AbbVie, Inc., 3.60%, 5/14/25	USD	870	$920,704
Actavis Funding SCS, 4.55%, 3/15/35		2,140	2,304,744
Actavis, Inc., 3.25%, 10/01/22		4,000	4,154,224
DPx Holdings BV, 7.50%, 2/01/22 (c)		75	79,701
Endo Finance LLC, 5.75%, 1/15/22 (c)		95	88,528
Endo Finance LLC/Endo Finco, Inc. (c):
5.38%, 1/15/23		235	212,675
6.00%, 7/15/23		315	285,862
Forest Laboratories, Inc., 5.00%, 12/15/21 (c)		758	851,322
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22		200	209,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		795	832,762
NBTY, Inc., 7.63%, 5/15/21 (c)		397	405,932
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	100	121,026
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	USD	1,040	1,045,607
Valeant Pharmaceuticals International, Inc. (c):
6.75%, 8/15/18		1,133	1,136,286
5.38%, 3/15/20		44	41,470
6.38%, 10/15/20		710	678,050
5.63%, 12/01/21		404	364,610
5.88%, 5/15/23		40	35,200
6.13%, 4/15/25		220	193,325

			13,961,028
Real Estate — 0.2%
AvalonBay Communities, Inc., 3.45%, 6/01/25 (d)		1,535	1,616,266
Prologis LP, 3.75%, 11/01/25		315	340,518

			1,956,784
Real Estate Investment Trusts (REITs) — 1.4%
ERP Operating LP:
3.38%, 6/01/25		1,245	1,306,850
4.50%, 6/01/45		1,155	1,305,266
FelCor Lodging LP, 5.63%, 3/01/23		34	34,935
HCP, Inc. (d):
3.88%, 8/15/24		3,000	3,071,841
4.00%, 6/01/25		2,000	2,059,608
Hilton Escrow Issuer LLC/Hilton Escrow Issuer Corp., 4.25%, 9/01/24 (c)		207	211,011
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (c)		175	174,891
Simon Property Group LP, 4.75%, 3/15/42		1,670	2,029,113
Ventas Realty LP, 4.13%, 1/15/26		870	942,496
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	612,320

			11,748,331
Real Estate Management & Development — 0.7%
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (c)(d)		4,600	4,026,559
Punch Taverns Finance B, Ltd., Series A7, 5.27%, 3/30/24	GBP	63	75,864
Realogy Group LLC/Realogy Co-Issuer Corp. (c):
4.50%, 4/15/19	USD	120	124,500
5.25%, 12/01/21		600	628,500
4.88%, 6/01/23		951	962,888

			5,818,311
Road & Rail — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c):
5.13%, 6/01/22		495	503,663
6.38%, 4/01/24		20	21,110
5.25%, 3/15/25		425	420,750

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40 (d)	USD	1,890	$2,535,178
Herc Rentals, Inc. (c):
7.50%, 6/01/22		118	122,720
7.75%, 6/01/24		8	8,360
Hertz Corp., 5.88%, 10/15/20		460	476,675
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (c)		5,000	5,556,250
United Rentals North America, Inc., 5.50%, 7/15/25		125	128,906

			9,773,612
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		80	77,600
Analog Devices, Inc., 3.90%, 12/15/25		470	501,786
Applied Materials, Inc., 3.90%, 10/01/25		1,155	1,282,404
Micron Technology, Inc. (c):
5.25%, 8/01/23		206	199,305
5.63%, 1/15/26		79	75,445
Microsemi Corp., 9.13%, 4/15/23 (c)		26	29,770
NXP BV/NXP Funding LLC (c):
4.13%, 6/15/20		420	434,700
4.13%, 6/01/21		278	290,788
3.88%, 9/01/22		200	203,250
5.75%, 3/15/23		260	276,767
ON Semiconductor Corp., Series B, 2.63%, 12/15/26 (h)		250	272,969
QUALCOMM, Inc., 3.45%, 5/20/25		1,950	2,105,852
Sensata Technologies BV, 5.00%, 10/01/25 (c)		350	362,250

			6,112,886
Software — 0.6%
ACI Worldwide, Inc., 6.38%, 8/15/20 (c)		320	330,400
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		107	94,160
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (c)		210	217,087
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		31	27,125
Infor US, Inc., 6.50%, 5/15/22		741	751,189
Informatica LLC, 7.13%, 7/15/23 (c)		183	172,935
Nuance Communications, Inc. (c):
5.38%, 8/15/20		90	92,138
6.00%, 7/01/24		170	176,800
Oracle Corp., 5.38%, 7/15/40 (d)		1,575	1,974,428
PTC, Inc., 6.00%, 5/15/24		71	76,769
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		557	616,877
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		145	152,612
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/01/23	EUR	100	107,641

			4,790,161
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	440	457,600
Group 1 Automotive, Inc., 5.00%, 6/01/22		430	432,150
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,288,388
JC Penney Corp., Inc.:
6.38%, 10/15/36		33	27,720
7.40%, 4/01/37		27	24,300
L Brands, Inc., 6.88%, 11/01/35		347	379,097
Penske Automotive Group, Inc.:
5.38%, 12/01/24		371	377,493
5.50%, 5/15/26		127	127,079
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		320	340,800

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Corporate Bonds		Par (000)	Value
Specialty Retail (continued)
THOM Europe SAS, 7.38%, 7/15/19	EUR	100	$117,680

			4,572,307
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c):
4.42%, 6/15/21	USD	90	94,107
5.88%, 6/15/21		139	146,971
7.13%, 6/15/24		169	183,087
6.02%, 6/15/26		110	117,692
8.35%, 7/15/46		95	110,709
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (c)		1,500	1,603,434
Western Digital Corp., 7.38%, 4/01/23 (c)		384	416,640

			2,672,640
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	100	118,863
Hanesbrands, Inc. (c):
4.63%, 5/15/24	USD	36	37,665
4.88%, 5/15/26 (f)		85	88,825
Springs Industries, Inc., 6.25%, 6/01/21		36	37,485
Wolverine World Wide, Inc., 5.00%, 9/01/26 (c)		44	44,055

			326,893
Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc., 5.25%, 6/15/20		185	195,730
Tobacco — 1.5%
Altria Group, Inc.:
9.95%, 11/10/38		516	939,104
10.20%, 2/06/39		894	1,665,759
5.38%, 1/31/44		4,030	5,224,976
BAT International Finance PLC, 3.95%, 6/15/25 (c)		2,000	2,228,648
Reynolds American, Inc.:
4.45%, 6/12/25		635	712,739
7.00%, 8/04/41		1,000	1,301,242

			12,072,468
Transportation Infrastructure — 0.3%
CEVA Group PLC, 7.00%, 3/01/21 (c)		310	252,650
I 595 Express LLC, 3.31%, 12/31/31		1,593	1,620,603
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	100	114,635
Transurban Finance Co., 4.13%, 2/02/26 (c)	USD	580	619,121

			2,607,009
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	118,795
Wireless Telecommunication Services — 2.0%
America Movil SAB de CV, 2.38%, 9/08/16 (d)	USD	1,595	1,595,072
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		46	47,840
8.25%, 10/15/23		652	679,710
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)		3,155	3,502,306
Digicel Ltd., 6.00%, 4/15/21 (c)		1,550	1,416,312
GEO Group, Inc.:
5.13%, 4/01/23		265	236,512
6.00%, 4/15/26		42	37,643
Rogers Communications, Inc., 7.50%, 8/15/38		2,325	3,310,133
SBA Communications Corp., 5.63%, 10/01/19		138	142,140
Sprint Capital Corp.:
6.90%, 5/01/19		140	141,400
6.88%, 11/15/28		759	683,100
8.75%, 3/15/32		110	109,175

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)	USD	1,360	$1,497,700
7.00%, 8/15/20		380	374,300
Sprint Corp.:
7.25%, 9/15/21		240	237,300
7.88%, 9/15/23		356	346,028
7.13%, 6/15/24		541	504,482
7.63%, 2/15/25		95	90,191
T-Mobile USA, Inc.:
6.63%, 4/28/21		490	513,275
6.73%, 4/28/22		130	136,663
6.00%, 3/01/23		250	265,010
6.84%, 4/28/23		40	42,900
6.50%, 1/15/24		240	258,000
6.38%, 3/01/25		220	236,500
6.50%, 1/15/26		309	338,162

			16,741,854
Total Corporate Bonds — 62.4%			513,373,172

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.0%
Engility Corp.:
Term Loan B1, 4.88%, 8/12/20		57	57,321
Term Loan B2, 5.75%, 8/12/23		110	110,431

			167,752
Air Freight & Logistics — 0.0%
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		20	15,683
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		20	16,167
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		3	2,763
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		28	22,313
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		52	52,228

			109,154
Auto Components — 0.1%
Gates Global, Inc., Term Loan B, 4.25%, 7/06/21		371	364,889
Chemicals — 0.0%
Chemours Co., Term Loan B, 3.75%, 5/12/22		17	16,749
MacDermid, Inc., Term Loan B3, 5.50%, 6/07/20		103	103,168

			119,917
Commercial Services & Supplies — 0.0%
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		119	117,566
Containers & Packaging — 0.0%
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		112	112,351
Diversified Consumer Services — 0.0%
Laureate Education, Inc., Term Loan B, 8.16%, 3/17/21		96	95,468
Diversified Telecommunication Services — 0.0%
Telenet International Finance Sarl, Term Loan AD, 4.25%, 6/30/24		128	128,366
Electrical Equipment — 0.1%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.00%, 10/31/17		355	355,554
2016 DIP Term Loan C, 5.00%, 10/31/17		78	78,241

			433,795

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Floating Rate Loan Interests (b)		Par (000)	Value
Energy Equipment & Services — 0.0%
Weatherford International Ltd., Term Loan, 1.95%, 7/13/20	USD	265	$248,752
Food Products — 0.0%
Reynolds Group Holdings, Inc., 2016 Term Loan, 4.25%, 2/05/23		88	88,099
Health Care Equipment & Supplies — 0.1%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		194	191,753
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		159	154,301

			346,054
Health Care Providers & Services — 0.0%
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		77	78,024
Hotels, Restaurants & Leisure — 0.2%
Amaya Holdings BV, 1st Lien Term Loan, 5.00%, 8/01/21		189	186,503
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		1,185	1,157,740
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		215	217,240
Scientific Games International, Inc., 2014 Term Loan B1, 6.00%, 10/18/20		152	151,806

			1,713,289
Insurance — 0.0%
Alliant Holdings I, Inc., Incremental Term Loan B2, 5.00%, 8/12/22		167	167,000
IT Services — 0.0%
First Data Corp., 2021 Extended Term Loan, 4.52%, 3/24/21		122	122,179
WEX, Inc., Term Loan B, 4.25%, 7/01/23		95	95,661

			217,840
Machinery — 0.0%
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		55	48,923
Media — 0.1%
iHeartCommunications, Inc., Term Loan D, 7.27%, 1/30/19		211	161,987
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		648	614,552

			776,539
Metals & Mining — 0.1%
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		320	318,405
Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Term Loan A, 3.70%, 10/01/19		182	172,809
Chesapeake Energy Corp., Term Loan, 8.50%, 8/15/21		767	791,169
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		58	52,885

			1,016,863
Pharmaceuticals — 0.1%
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		190	189,658
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		139	139,830
NBTY, Inc., Term Loan B, 5.00%, 5/05/23		105	105,033
Valeant Pharmaceuticals International, Inc.:
Series A3 Tranche A, 4.28%, 10/20/18		60	60,395
Series D2 Term Loan B, 5.00%, 2/13/19		15	14,975
Series E Term Loan B, 5.25%, 8/05/20		62	61,986

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (continued):
Series F1 Term Loan B, 5.50%, 4/01/22	USD	24	$23,990

			595,867
Professional Services — 0.0%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		180	178,062
2014 2nd Lien Term Loan, 7.50%, 7/25/22		94	88,939

			267,001
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Cayman Ltd., Term Loan B3, 3.51%, 2/01/23		308	310,307
Microsemi Corp., 2015 Term Loan B, 3.75%, 1/15/23		28	28,457

			338,764
Software — 0.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		403	384,663
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		264	260,981
Informatica Corp., Term Loan, 4.50%, 8/05/22		172	166,092
Solera LLC, Term Loan B, 5.75%, 3/03/23		357	359,019
Tibco Software Inc., Term Loan B, 6.50%, 12/04/20		138	134,951

			1,305,706
Specialty Retail — 0.0%
Leslie’s Poolmart, Inc., 2016 Term Loan, 5.25%, 7/27/23		101	101,631
Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, 6.75%, 8/12/22		179	176,543
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		80	62,719

			239,262
Total Floating Rate Loan Interests — 1.2%			9,517,277

Foreign Agency Obligations
Argentine Republic Government International Bond (c):
7.50%, 4/22/26		3,875	4,320,625
7.63%, 4/22/46		3,121	3,526,730
Cyprus Government International Bond, 4.63%, 2/03/20 (c)	EUR	1,210	1,445,928
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,555	4,151,643
Italian Government International Bond, 5.38%, 6/15/33		2,925	3,602,167
Portugal Government International Bond, 5.13%, 10/15/24 (c)		5,870	5,891,918
Slovenia Government International Bond, 5.85%, 5/10/23 (c)		864	1,023,140
Total Foreign Agency Obligations — 2.9%			23,962,151

Municipal Bonds
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43		930	1,101,585
Series GG, Build America Bonds, 5.72%, 6/15/42		1,390	1,997,736

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Municipal Bonds		Par (000)	Value
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution (continued):
Water & Sewer System, Series EE, 5.38%, 6/15/43	USD	770	$907,337
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		1,900	2,687,873
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		2,535	3,605,911
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	2,098,923
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57		2,000	2,496,680
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		1,100	1,480,743
5.60%, 3/15/40		1,900	2,612,063
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,052,945
State of California, GO, Build America Bonds, Various Purposes:
7.55%, 4/01/39		280	454,171
7.63%, 3/01/40		1,720	2,779,417
State of Illinois, GO, Pension, 5.10%, 6/01/33		2,000	1,949,700
University of California, RB, Build America Bonds, 5.95%, 5/15/45		885	1,208,990
Total Municipal Bonds — 3.2%			26,434,074

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.7%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		861	760,981
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,521	1,414,775
Series 2006-OA21, Class A1, 0.70%, 3/20/47 (b)		1,011	701,308
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 3.01%, 7/27/36 (b)(c)		885	880,465
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 3.59%, 6/19/35 (b)		619	612,792
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		121	112,912
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		279	251,597
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		101	81,522
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.99%, 5/25/36 (b)		778	637,453
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 1.26%, 5/25/47 (b)		255	212,462

			5,666,267
Commercial Mortgage-Backed Securities — 11.9%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 4/14/33 (b)(c)		4,170	4,322,294

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-2, Class A4, 5.79%, 4/10/49 (b)	USD	1,158	$1,166,679
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.27%, 9/10/46 (b)		7,183	8,350,513
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,193	2,210,818
Commercial Mortgage Trust:
Series 2008-LS1, Class A4B, 6.30%, 12/10/49 (b)		997	1,028,562
Series 2013-CR11, Class B, 5.33%, 10/10/46 (b)		7,000	8,125,505
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,390	1,485,052
Series 2015-3BP, Class A, 3.18%, 2/10/35 (c)		7,570	8,040,304
Series 2015-CR22, Class C, 4.26%, 3/10/48 (b)		5,000	5,186,846
Series 2015-LC19, Class C, 4.40%, 2/10/48 (b)		3,500	3,705,213
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (b)(c)		4,585	4,677,870
Credit Suisse Commercial Mortgage Trust:
Series 2006-C5, Class AM, 5.34%, 12/15/39		3,500	3,512,794
Series 2010-RR2, Class 2A, 6.14%, 9/15/39 (b)(c)		1,031	1,043,948
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		8	8,102
CSAIL Commercial Mortgage Trust, Series 2015-C1 (b):
Class B, 4.04%, 4/15/50		1,110	1,215,005
Class C, 4.44%, 4/15/50		1,000	1,057,927
Class D, 3.94%, 4/15/50 (c)		480	403,103
DBRR Trust, Series 2011-C32, Class A3A, 5.89%, 6/17/49 (b)(c)		730	739,627
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (b)(c)		6,170	6,209,258
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (c)		2,505	2,669,470
Hilton USA Trust, Series 2013- HLT, 4.41%, 11/05/30		5,900	5,919,017
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2, 5.12%, 7/15/41		34	34,453
LB-UBS Commercial Mortgage Trust (b):
Series 2007-C6, Class A4, 5.86%, 7/15/40		7,835	7,963,309
Series 2007-C7, Class A3, 5.87%, 9/15/45		2,107	2,186,113
Morgan Stanley Capital I Trust (b):
Series 2007-HQ11, Class A4, 5.45%, 2/12/44		6,574	6,604,577
Series 2014-CPT, Class G, 3.56%, 7/13/29 (c)		3,200	3,081,242
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.16%, 2/15/51 (b)		3,815	3,876,965
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		1,395	1,527,358
Class C, 5.04%, 8/15/45 (b)		1,795	1,940,646

			98,292,570

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (b)(c)	USD	1,059	$11
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		19,482	938,065
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.30%, 8/15/45 (b)(c)		11,222	808,949

			1,747,014
Total Non-Agency Mortgage-Backed Securities — 12.8%			105,705,862

Preferred Securities

Capital Trusts
Banks — 2.3%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (b)(g)		200	210,820
Banco Santander SA, 6.25% (b)(g)		100	101,227
BNP Paribas SA, 7.20% (b)(c)(g)		2,000	2,250,000
Capital One Financial Corp., Series E, 5.55% (b)(g)		3,500	3,581,025
Citigroup, Inc. (b)(g):
Series D, 5.95%		2,100	2,169,562
Series Q, 5.95%		100	101,813
Series R, 6.13%		605	631,257
Credit Agricole SA (b)(c)(g):
6.63%		1,400	1,358,868
7.88%		1,000	1,023,750
Intesa Sanpaolo SpA, 7.00% (b)(g)		200	218,628
Nordea Bank AB, 6.13% (b)(c)(g)		2,960	2,945,200
Wells Fargo & Co. (b)(g):
Series S, 5.90%		3,390	3,606,112
Series U, 5.88%		750	828,338

			19,026,600
Capital Markets — 0.7%
Goldman Sachs Group, Inc. (b)(g):
5.30%		100	102,250
Series L, 5.70%		792	809,028
Morgan Stanley, Series H, 5.45% (b)(g)		2,627	2,633,568
State Street Capital Trust IV, 1.65%, 6/15/37 (b)		140	120,050
State Street Corp., Series F, 5.25% (b)(g)		2,000	2,085,200

			5,750,096
Diversified Financial Services — 5.3%
Bank of America Corp. (b)(g):
Series V, 5.13%		385	379,417
Series X, 6.25%		4,620	4,851,000
Bank of New York Mellon Corp. (b)(g):
Series D, 4.50% (e)		8,400	8,274,000
Series E, 4.95%		2,000	2,042,500
Barclays PLC, 7.88% (b)(g)		200	200,450
Citigroup, Inc., Series M, 6.30% (b)(g)		4,000	4,140,000
JPMorgan Chase & Co. (b)(g):
Series 1, 7.90%		7,000	7,262,500
Series Q, 5.15%		3,000	3,006,750
Series U, 6.13%		500	535,313
Series V, 5.00%		6,710	6,693,225
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		1,800	1,894,860
Royal Bank of Scotland Group PLC, 8.63% (b)(g)		200	203,750
Societe Generale SA (b)(c)(g):
6.00%		3,000	2,775,240
7.88%		1,000	994,000

			43,253,005

Preferred Securities		Par (000)	Value
Capital Trusts (continued)
Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 4.20% (b)(g)	USD	200	$231,186
Electric Utilities — 0.6%
ComEd Financing III, 6.35%, 3/15/33		300	319,168
Electricite de France SA, 5.25% (b)(c)(g)		4,200	4,181,100
Enel SpA (b):
5.00%, 1/15/75	EUR	100	120,584
7.75%, 9/10/75	GBP	100	148,162
Gas Natural Fenosa Finance BV, 4.13% (b)(g)	USD	100	116,319

			4,885,333
Industrial Conglomerates — 0.3%
General Electric Co., Series D, 5.00% (b)(g)		2,131	2,285,498
Insurance — 1.7%
Allstate Corp (b):
5.75%, 8/15/53		2,000	2,160,000
6.50%, 5/15/57		4,100	4,735,500
MetLife, Inc., 6.40%, 12/15/36		2,554	2,868,142
Voya Financial, Inc., 5.65%, 5/15/53 (b)		4,500	4,500,000

			14,263,642
Oil, Gas & Consumable Fuels — 0.0%
DCP Midstream LLC, 5.85%, 5/21/43 (c)		30	22,950
Total Capital Trusts — 10.9%			89,718,310

Preferred Stocks		Shares
Banks — 1.2%
US Bancorp, Series G, 6.00% (b)(g)		300,000	7,818,000
Wells Fargo & Co., 5.85% (b)(g)		75,000	2,098,500

			9,916,500
Capital Markets — 0.4%
Goldman Sachs Group, Inc., Series J, 5.50% (b)(g)		92,000	2,488,600
SCE Trust III, 5.75% (b)(g)		25,314	789,544

			3,278,144
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		10,000	38,500
Total Preferred Stocks — 1.6%			13,233,144

Trust Preferred — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		29,583	762,190
Total Preferred Securities — 12.6%			103,713,644

U.S. Government Sponsored Agency Securities		Par (000)
Agency Obligations — 1.5%
Fannie Mae, 5.63%, 7/15/37 (d)	USD	1,600	2,399,982
Federal Home Loan Bank (d):
5.25%, 12/09/22		1,375	1,676,297
5.37%, 9/09/24		2,175	2,754,716
Resolution Funding Corp., 0.00%, 4/15/30 - 10/15/18 (k)		7,105	5,379,492

			12,210,487

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

U.S. Government Sponsored Agency Securities		Par (000)		Value
Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 2005-5, Class PK, 5.00%, 12/25/34	USD	210		$220,018
Series 1991-87, Class S, 25.29%, 8/25/21 (b)		5		6,753
Series G-49, Class S, 980.26%, 12/25/21 (b)		—	(j)	51
Series G-07, Class S, 1,085.42%, 3/25/21 (b)		—	(j)	299
Series 1991-46, Class S, 2,398.91%, 5/25/21 (b)		—	(j)	1
Freddie Mac Mortgage-Backed Securities, Series 0173, Class RS, 10.25%, 11/15/21 (b)		—	(j)	2

				227,124
Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac, Series K013, Class A2, 3.97%, 1/25/21		1,870		2,048,149
Interest Only Collateralized Mortgage Obligations — 0.9%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		48		1,334
Series 2012-96, Class DI, 4.00%, 2/25/27		6,986		514,926
Series 2012-M9, Class X1, 4.20%, 12/25/17 (b)		15,724		496,391
Series 2012-47, Class NI, 4.50%, 4/25/42		6,612		1,196,609
Series 089, Class 2, 8.00%, 10/25/18		—	(j)	4
Series 007, Class 2, 8.50%, 4/25/17		—	(j)	2
Series G92-05, Class H, 9.00%, 1/25/22		1		40
Series 094, Class 2, 9.50%, 8/25/21		—	(j)	45
Series 1990-136, Class S, 19.55%, 11/25/20 (b)		2		2
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(j)	1
Series G-10, Class S, 1,050.07%, 5/25/21 (b)		—	(j)	1
Series G-12, Class S, 1,114.50%, 5/25/21 (b)		—	(j)	1
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.67%, 12/25/18 (b)		4,776		140,497
Series 2611, Class QI, 5.50%, 9/15/32		706		40,661
Series 1254, Class Z, 8.50%, 4/15/22		22		4,225
Series 1043, Class H, 42.72%, 2/15/21 (b)		2		2
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 5.69%, 9/20/32		6,638		1,251,149
Series 2009-116, Class KS, 5.96%, 12/16/39		2,634		399,937
Series 2011-52, Class NS, 6.16%, 4/16/41		18,166		3,642,459

				7,688,286

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities — 5.0%
Fannie Mae Mortgage-Backed Securities:
3.00%, 8/01/43	USD	11,425		$11,929,848
4.00%, 12/01/41 - 12/01/43 (d)		6,738		7,263,710
4.50%, 7/01/41 - 4/01/42		14,861		16,258,436
5.00%, 8/01/34		2,498		2,799,331
5.50%, 6/01/38		1,292		1,464,266
6.00%, 12/01/38 (d)		1,090		1,250,196
Freddie Mac Mortgage-Backed Securities, 6.00%, 4/1/17 - 12/1/18		49		49,736
Ginnie Mae Mortgage-Backed Securities:
5.50%, 8/15/33		59		66,298
8.00%, 7/15/24		—	(j)	237

				41,082,058
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities, 0.00%, 2/25/23 - 6/25/23 (k)		16		15,393
Total U.S. Government Sponsored Agency Securities — 7.7%				63,271,497

U.S. Treasury Obligations
U.S. Treasury Bonds (d):
3.00%, 11/15/44		70,500		82,066,371
2.50%, 2/15/46		55,000		58,113,110
U.S. Treasury Notes, 1.63%, 2/15/26 (d)		15,000		15,060,930
Total U.S. Treasury Obligations — 18.9%				155,240,411
Total Long-Term Investments (Cost — $1,011,466,051) — 132.0%				1,086,330,906

Short-Term Securities — 1.6%		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (l)(m)		12,926,909		12,926,909
Total Short-Term Securities (Cost — $12,926,909) — 1.6%				12,926,909
Options Purchased (Cost — $3,589,893) — 0.4%				3,225,087
Total Investments Before Options Written (Cost — $1,027,982,853) — 134.0%				1,102,482,902
Options Written (Premiums Received — $8,969,163) — (0.7)%				(5,414,078)
Total Investments, Net of Options Written (Cost — $1,019,013,690) — 133.3%				1,097,068,824
Liabilities in Excess of Other Assets — (33.3)%				(274,519,911)

Net Assets — 100.0%				$822,548,913

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

(f)	When-issued security.

(g)	Perpetual security with no stated maturity date.

(h)	Convertible security.

(i)	Issuer filed for bankruptcy and/or is in default

(j)	Amount is less than $500.

(k)	Zero-coupon bond.

(l)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,920,365	3,006,544	12,926,909	$12,926,909	$43,746

(m)	Current yield as of period end.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.22%	6/02/15	Open	$1,323,000	$1,326,687	U.S. Government Sponsored Agency Securities	Open/Demand[1]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.22%	6/02/15	Open	830,000	832,313	U.S. Government Sponsored Agency Securities	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	546,875	549,031	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	518,150	520,192	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	994,500	998,420	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	355,781	357,184	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	1,014,125	1,018,122	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	971,438	975,267	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	4,831,250	4,850,293	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	718,875	721,709	Corporate Bonds	Open/Demand[1]
Barclays Capital, Inc.	0.55%	12/17/15	Open	2,973,750	2,985,471	Corporate Bonds	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.65%	12/17/15	Open	950,950	955,380	Corporate Bonds	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.65%	12/17/15	Open	1,454,375	1,461,150	Corporate Bonds	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.65%	12/17/15	Open	1,104,687	1,109,833	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,713,750	1,721,610	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	3,131,250	3,145,612	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,228,500	1,234,135	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,028,510	2,037,814	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,693,125	1,700,891	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	4,342,500	4,362,418	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,822,500	1,830,859	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,036,475	2,045,816	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,909,860	1,918,620	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,835,000	1,843,416	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,435,225	1,441,808	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,019,250	2,028,512	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,175,000	2,184,976	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	2,002,725	2,011,911	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	1,448,563	1,455,207	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	12/17/15	Open	4,725,000	4,746,672	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	4,884,000	4,906,487	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	3,995,000	4,013,394	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	2,857,000	2,870,154	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	3,930,000	3,948,094	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	3,529,000	3,545,248	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	7,342,000	7,375,804	Capital Trusts	Open/Demand[1]
HSBC Securities (USA), Inc.	0.65%	12/18/15	Open	3,698,000	3,715,026	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	2/11/16	Open	687,375	689,843	Corporate Bonds	Open/Demand[1]
Deutsche Bank AG	0.36%	4/22/16	Open	24,156,250	24,179,782	U.S. Treasury Obligations	Open/Demand[1]

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (concluded)

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securites Corp.	0.46%	5/03/16	Open	$1,397,975	$1,400,119	U.S. Government Sponsored Agency Securities	Open/Demand[1]
BNP Paribas Securites Corp.	0.46%	5/03/16	Open	850,025	851,328	U.S. Government Sponsored Agency Securities	Open/Demand[1]
BNP Paribas Securites Corp.	0.46%	5/03/16	Open	1,398,375	1,400,519	U.S. Government Sponsored Agency Securities	Open/Demand[1]
BNP Paribas Securites Corp.	0.46%	5/03/16	Open	871,500	872,836	U.S. Government Sponsored Agency Securities	Open/Demand[1]
BNP Paribas Securites Corp.	0.52%	5/06/16	Open	14,850,000	14,871,491	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securites Corp.	0.75%	5/18/16	Open	837,000	838,831	Corporate Bonds	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.75%	6/27/16	Open	1,503,288	1,505,292	Corporate Bonds	Open/Demand[1]
Nomura Securities International, Inc.	0.35%	6/28/16	Open	31,762,500	31,779,484	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securites Corp.	0.53%	6/29/16	Open	82,044,375	82,126,397	U.S. Treasury Obligations	Open/Demand[1]
RBC Capital Markets, LLC	0.64%	6/30/16	Open	2,859,500	2,862,703	Corporate Bonds	Open/Demand[1]
Deutsche Bank AG	(3.00)%	7/29/16	Open	278,602	277,882	Corporate Bonds	Open/Demand[1]
HSBC Securities (USA), Inc.	0.60%	8/10/16	9/14/16	24,013,000	24,021,405	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.59%	8/10/16	9/14/16	15,810,000	15,815,441	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$287,689,754	$288,238,889

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(117)	90 Day Euro Future	September 2016	USD	28,991,137	$2,575
322	2-Year U.S. Treasury Note	December 2016	USD	70,296,625	(362)
1,134	5-Year U.S. Treasury Note	December 2016	USD	137,497,500	(145,903)
(457)	10-Year U.S. Treasury Note	December 2016	USD	59,831,297	129,307
21	10-Year U.S. Ultra Long Treasury Note	December 2016	USD	3,031,875	(8,325)
(39)	Long U.S. Treasury Bond	December 2016	USD	6,644,625	(9,750)
139	Ultra Long U.S. Treasury Bond	December 2016	USD	26,058,156	23,375
303	90 Day Euro Future	December 2017	USD	74,901,600	(69,313)
(303)	90 Day Euro Future	December 2018	USD	74,806,913	40,279
Total					$(38,117)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	165,000	USD	186,378	BNP Paribas S.A.	9/06/16	$(2,303)
EUR	300,000	USD	338,108	Standard Chartered Bank	9/06/16	(3,427)
USD	739,364	EUR	664,000	Royal Bank of Scotland PLC	9/06/16	(1,397)
USD	9,264,320	EUR	8,320,000	Royal Bank of Scotland PLC	9/06/16	(17,509)
USD	154,314	GBP	117,000	Bank of America N.A.	9/06/16	666
USD	11,590,621	GBP	8,796,000	HSBC Bank PLC	9/06/16	39,456
USD	865,739	GBP	657,000	HSBC Bank PLC	9/06/16	2,947
AUD	1,600,000	CAD	1,570,350	Citibank N.A.	9/14/16	4,581
AUD	2,650,000	CAD	2,626,283	HSBC Bank PLC	9/14/16	(11,774)
AUD	2,680,000	CAD	2,632,698	JPMorgan Chase Bank N.A.	9/14/16	5,873
CAD	2,706,941	AUD	2,745,000	BNP Paribas S.A.	9/14/16	1,908
CAD	2,139,891	AUD	2,135,000	Citibank N.A.	9/14/16	27,788
CAD	2,072,546	AUD	2,115,000	Deutsche Bank AG	9/14/16	(8,543)
CAD	2,641,936	AUD	2,680,000	Deutsche Bank AG	9/14/16	1,172
AUD	2,120,000	USD	1,625,555	HSBC Bank PLC	9/22/16	(33,051)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	730,000	SEK	6,901,043	Citibank N.A.	9/22/16	$8,055
SEK	13,855,422	EUR	1,460,000	Citibank N.A.	9/22/16	(9,874)
USD	1,633,195	AUD	2,120,000	Citibank N.A.	9/22/16	40,691
JPY	100,812,258	EUR	890,000	UBS AG	9/26/16	(18,384)
USD	740,716	EUR	664,000	Royal Bank of Scotland PLC	10/05/16	(1,008)
USD	8,762,535	EUR	7,855,000	Royal Bank of Scotland PLC	10/05/16	(11,919)
USD	11,535,083	GBP	8,796,000	Royal Bank of Scotland PLC	10/05/16	(24,772)
USD	1,011,090	GBP	771,000	Royal Bank of Scotland PLC	10/05/16	(2,171)
NOK	33,703,812	USD	4,000,000	Citibank N.A.	10/07/16	45,031
USD	4,000,000	NOK	33,715,840	Goldman Sachs International	10/07/16	(46,475)
CHF	799,328	USD	830,000	Goldman Sachs International	10/25/16	(14,748)
CHF	794,742	USD	820,000	JPMorgan Chase Bank N.A.	10/25/16	(9,426)
SEK	17,213,055	USD	2,050,000	Citibank N.A.	10/25/16	(34,040)
USD	2,050,000	SEK	17,128,958	Goldman Sachs International	10/25/16	43,889
MXN	14,685,693	USD	780,000	Citibank N.A.	2/03/17	(10,617)
USD	1,250,000	MXN	22,971,800	HSBC Bank PLC	2/03/17	46,508
USD	4,800,000	MXN	92,410,464	JPMorgan Chase Bank N.A.	2/03/17	(41,382)
Total						$(34,255)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
30-Year U.S. Treasury Bond Future	Put	9/23/16	USD	166.00	27	$12,234
90-Day Euro Future	Put	10/14/16	USD	99.00	160	12,000
Total						$24,234

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date		Notional Amount (000)	Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.25%	Receive	3-Month LIBOR	2/17/17	USD	3,000	$224,938
2-Year Interest Rate Swap	Citibank N.A.	Call	1.55%	Receive	3-Month LIBOR	1/25/18	USD	40,000	403,397
10-Year Interest Rate Swap	Barclays Bank PLC	Call	1.60%	Receive	3-Month LIBOR	8/16/18	USD	3,500	143,363
10-Year Interest Rate Swap	Wells Fargo Bank N.A.	Call	1.60%	Receive	3-Month LIBOR	8/16/18	USD	3,500	144,195
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.12%	Receive	3-Month LIBOR	9/17/20	USD	800	280,939
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.12%	Receive	3-Month LIBOR	9/17/20	USD	800	280,939
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.42%	Receive	3-Month LIBOR	2/08/21	USD	670	151,816
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Receive	3-Month LIBOR	4/27/21	USD	500	120,427
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.03%	Receive	3-Month LIBOR	12/10/25	USD	2,000	269,938
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.83%	Receive	3-Month LIBOR	1/13/26	USD	2,000	246,269
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.75%	Pay	3-Month LIBOR	9/20/16	GBP	5,000	1
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.30%	Pay	3-Month LIBOR	9/21/16	USD	4,020	—
30-Year Interest Rate Swap	Citibank N.A.	Put	2.85%	Pay	3-Month LIBOR	10/14/16	USD	6,000	14
30-Year Interest Rate Swap	UBS AG	Put	2.85%	Pay	3-Month LIBOR	10/14/16	USD	6,000	14
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.85%	Pay	3-Month LIBOR	1/13/17	USD	6,000	29,970
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.85%	Pay	3-Month LIBOR	1/13/17	USD	6,000	3,391
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.80%	Pay	3-Month LIBOR	1/23/17	USD	2,300	14,880
10-Year Interest Rate Swap	Wells Fargo Bank N.A.	Put	1.75%	Pay	3-Month LIBOR	2/17/17	USD	8,000	72,414
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.70%	Pay	3-Month LIBOR	2/23/17	USD	5,000	54,112
30-Year Interest Rate Swap	Barclays Bank PLC	Put	2.40%	Pay	3-Month LIBOR	4/13/17	USD	2,650	23,280
30-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.55%	Pay	3-Month LIBOR	4/04/19	USD	3,600	156,405
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.12%	Pay	3-Month LIBOR	9/17/20	USD	800	28,178
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.12%	Pay	3-Month LIBOR	9/17/20	USD	800	28,178
10-Year Interest Rate Swap	Bank of America N.A.	Put	3.50%	Pay	3-Month LIBOR	2/01/21	USD	4,000	54,589
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.42%	Pay	3-Month LIBOR	2/08/21	USD	670	53,293
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.50%	Pay	3-Month LIBOR	4/27/21	USD	500	37,937
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.03%	Pay	3-Month LIBOR	12/10/25	USD	2,000	76,558
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.83%	Pay	3-Month LIBOR	1/13/26	USD	2,000	86,548
Total									$2,985,983

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
AUD Currency	Call	Deutsche Bank AG	09/12/16	CAD	1.01	AUD	10,845	$3,383
AUD Currency	Call	UBS AG	09/22/16	NZD	1.07	AUD	16,105	5,289
AUD Currency	Call	Barclays Bank PLC	10/20/16	CAD	1.00	AUD	16,190	73,772
EUR Currency	Put	Deutsche Bank AG	09/20/16	SEK	9.35	EUR	10,980	4,973
EUR Currency	Put	Deutsche Bank AG	09/22/16	JPY	113.00	EUR	7,035	32,723
USD Currency	Put	UBS AG	10/21/16	SEK	8.25	USD	12,320	32,956
USD Currency	Put	JPMorgan Chase Bank N.A.	02/01/17	MXN	17.06	USD	18,990	61,774
Total								$214,870

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-Month LIBOR	12/05/16	USD	6,700	$(284,495)
5-Year Interest Rate Swap	Barclays Bank PLC	Call	0.01%	Pay	6-Month EURIBOR	2/10/17	EUR	39,800	(354,954)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.50%	Pay	3-Month LIBOR	2/17/17	USD	4,500	(89,986)
5-Year Interest Rate Swap	Barclays Bank PLC	Call	0.01%	Pay	6-Month EURIBOR	2/17/17	EUR	4,500	(40,353)
5-Year Interest Rate Swap	UBS AG	Call	0.01%	Pay	6-Month EURIBOR	3/10/17	EUR	10,000	(90,964)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	1.51%	Pay	3-Month LIBOR	6/28/17	USD	2,000	(51,965)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	1.57%	Pay	3-Month LIBOR	8/03/17	USD	3,300	(99,167)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	0.15%	Pay	6-Month EURIBOR	12/04/17	EUR	5,700	(88,984)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.05%	Pay	3-Month LIBOR	12/15/17	USD	39,800	(177,400)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	0.88%	Pay	3-Month LIBOR	1/08/18	USD	8,200	(27,519)
2-Year Interest Rate Swap	Citibank N.A.	Call	1.05%	Pay	3-Month LIBOR	1/25/18	USD	60,000	(281,356)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.70%	Pay	3-Month LIBOR	2/09/18	USD	11,000	(27,484)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	0.90%	Pay	3-Month LIBOR	2/12/18	USD	17,600	(64,833)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.00%	Pay	3-Month LIBOR	3/16/18	USD	6,500	(29,664)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	1.00%	Pay	3-Month LIBOR	3/19/18	USD	38,200	(175,518)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	0.85%	Pay	3-Month LIBOR	4/06/18	USD	25,000	(92,491)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	0.75%	Pay	3-Month LIBOR	4/12/18	USD	38,200	(117,471)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-Month LIBOR	4/16/18	USD	38,800	(156,305)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	0.85%	Pay	3-Month LIBOR	4/27/18	USD	15,000	(56,203)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-Month LIBOR	4/30/18	USD	17,100	(70,446)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.56%	Pay	3-Month LIBOR	7/06/18	USD	690	(26,495)
10-Year Interest Rate Swap	Royal Bank of Canada	Call	1.65%	Pay	3-Month LIBOR	8/01/18	USD	4,750	(207,102)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	1.35%	Pay	3-Month LIBOR	8/16/18	USD	4,800	(148,348)
10-Year Interest Rate Swap	Wells Fargo Bank N.A.	Call	1.35%	Pay	3-Month LIBOR	8/16/18	USD	4,800	(148,348)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.75%	Receive	6-Month EURIBOR	9/02/16	EUR	10,400	(1)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.55%	Receive	3-Month LIBOR	9/20/16	GBP	10,000	(1)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.45%	Receive	3-Month LIBOR	9/21/16	USD	16,900	(2)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.00%	Receive	3-Month LIBOR	10/03/16	USD	1,000	(7)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.10%	Receive	3-Month LIBOR	12/05/16	USD	6,700	(1,342)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.20%	Receive	3-Month LIBOR	1/09/17	USD	3,600	(1,094)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.50%	Receive	6-Month EURIBOR	2/10/17	EUR	49,800	(9,653)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	2/17/17	USD	3,000	(146)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.51%	Receive	6-Month EURIBOR	2/17/17	EUR	6,000	(1,260)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.45%	Receive	6-Month EURIBOR	2/23/17	EUR	12,100	(3,694)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.60%	Receive	3-Month LIBOR	4/13/17	USD	12,900	(65,981)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.51%	Receive	3-Month LIBOR	6/28/17	USD	2,000	(51,857)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.57%	Receive	3-Month LIBOR	8/03/17	USD	3,300	(83,567)
10-Year Interest Rate Swap	Royal Bank of Canada	Put	1.75%	Receive	3-Month LIBOR	8/11/17	USD	8,000	(147,959)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.15%	Receive	6-Month EURIBOR	9/11/17	EUR	10,800	(2,454)
5-Year Interest Rate Swap	Royal Bank of Scotland PLC	Put	1.10%	Receive	6-Month EURIBOR	9/25/17	EUR	10,000	(2,973)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.20%	Receive	3-Month LIBOR	10/02/17	USD	1,200	(3,385)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.50%	Receive	6-Month EURIBOR	10/23/17	EUR	3,340	(6,474)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-Month EURIBOR	10/23/17	EUR	6,670	(3,277)
5-Year Interest Rate Swap	UBS AG	Put	0.50%	Receive	6-Month EURIBOR	10/26/17	EUR	6,200	(12,266)
5-Year Interest Rate Swap	UBS AG	Put	1.00%	Receive	6-Month EURIBOR	10/26/17	EUR	12,300	(6,208)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	0.50%	Receive	6-Month EURIBOR	10/30/17	EUR	7,000	(14,122)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.00%	Receive	6-Month EURIBOR	10/30/17	EUR	14,000	(7,271)
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	0.65%	Receive	6-Month EURIBOR	12/04/17	EUR	10,000	(16,264)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.95%	Receive	3-Month LIBOR	12/15/17	USD	39,800	$(54,505)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.88%	Receive	3-Month LIBOR	1/08/18	USD	8,200	(14,142)
5-Year Interest Rate Swap	UBS AG	Put	1.00%	Receive	6-Month EURIBOR	1/08/18	EUR	7,200	(6,068)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.30%	Receive	3-Month LIBOR	1/25/18	USD	20,000	(16,215)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.70%	Receive	3-Month LIBOR	2/09/18	USD	11,000	(29,782)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-Month LIBOR	2/12/18	USD	17,600	(33,005)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Receive	6-Month EURIBOR	3/05/18	EUR	15,000	(30,420)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.35%	Receive	6-Month EURIBOR	3/09/18	EUR	22,310	(118,334)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.65%	Receive	6-Month EURIBOR	3/12/18	EUR	3,450	(9,086)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-Month LIBOR	3/16/18	USD	6,500	(11,281)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.00%	Receive	3-Month LIBOR	3/19/18	USD	38,200	(67,080)
2-Year Interest Rate Swap	Goldman Sachs Bank USA.	Put	1.85%	Receive	3-Month LIBOR	3/29/18	USD	5,000	(11,882)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.85%	Receive	3-Month LIBOR	4/06/18	USD	25,000	(60,158)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.75%	Receive	3-Month LIBOR	4/12/18	USD	38,200	(111,771)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.70%	Receive	3-Month LIBOR	4/16/18	USD	38,800	(125,148)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	1.75%	Receive	3-Month LIBOR	4/27/18	USD	15,000	(45,555)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-Month LIBOR	4/30/18	USD	17,100	(40,541)
2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Put	1.60%	Receive	3-Month LIBOR	6/18/18	USD	10,000	(43,416)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.45%	Receive	3-Month LIBOR	6/27/18	USD	10,000	(54,995)
2-Year Interest Rate Swap	Citibank N.A.	Put	1.40%	Receive	3-Month LIBOR	7/05/18	USD	10,000	(59,983)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.56%	Receive	3-Month LIBOR	7/06/18	USD	690	(28,612)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.50%	Receive	6-Month EURIBOR	7/16/18	EUR	10,730	(61,026)
10-Year Interest Rate Swap	Royal Bank of Canada	Put	1.65%	Receive	3-Month LIBOR	8/01/18	USD	4,750	(179,830)
10-Year Interest Rate Swap	Wells Fargo Bank N.A.	Put	1.90%	Receive	3-Month LIBOR	8/17/18	USD	8,000	(227,966)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.70%	Receive	3-Month LIBOR	8/20/18	USD	5,500	(23,146)
2-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.75%	Receive	3-Month LIBOR	4/04/19	USD	40,000	(221,157)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	0.40%	Receive	6-Month EURIBOR	7/08/19	EUR	21,060	(63,230)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	0.40%	Receive	6-Month EURIBOR	7/08/19	EUR	1,975	(5,930)
2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.40%	Receive	6-Month EURIBOR	7/08/19	EUR	1,965	(5,900)
10-Year Interest Rate Swap	Bank of America N.A.	Put	5.50%	Receive	3-Month LIBOR	2/01/21	USD	10,000	(36,151)
Total									$(5,145,424)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
AUD Currency	Call	Barclays Bank PLC	10/20/16	CAD	1.01	AUD	16,190	$(43,110)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/01/17	MXN	21.22	USD	18,990	(201,237)
USD Currency	Put	UBS AG	10/21/16	CHF	0.94	USD	12,320	(24,307)
Total								$(268,654)

Centrally Cleared Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Markit iTraxx XO, Series 25, Version 1	5.00%	6/20/21	EUR	350	$(12,404)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.77%[1]	3-Month LIBOR	N/A	2/05/18	USD	107,000	$345,118
1.13%[2]	3-Month LIBOR	8/07/18[3]	8/07/20	USD	7,000	(17,647)
1.18%[2]	3-Month LIBOR	8/13/18[3]	8/12/20	USD	6,400	(10,691)
1.19%[2]	3-Month LIBOR	8/14/18[3]	8/14/20	USD	5,000	(7,085)
1.24%[1]	3-Month LIBOR	N/A	8/20/20	USD	5,000	2,555
1.26%[1]	3-Month LIBOR	N/A	8/21/20	USD	3,000	290

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (concluded)

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[2]	3-Month LIBOR	8/21/18[3]	8/21/20	USD	20,500	$(1,219)
1.26%[1]	3-Month LIBOR	N/A	8/23/20	USD	4,860	203
1.31%[1]	3-Month LIBOR	8/31/18[3]	8/31/20	USD	3,500	(2,846)
1.31%[1]	3-Month LIBOR	N/A	8/31/20	USD	1,500	(1,425)
1.33%[1]	3-Month LIBOR	8/31/18[3]	8/31/20	USD	3,240	(3,933)
1.33%[1]	3-Month LIBOR	N/A	8/31/20	USD	3,240	(4,123)
0.78%[1]	Fed Funds Effective Rate plus 0.25%	N/A	2/28/21	USD	26,550	41,963
1.18%[1]	3-Month LIBOR	1/05/17[3]	2/28/21	USD	32,890	28,550
0.00%[2]	6-Month EURIBOR	N/A	6/28/21	EUR	3,500	1,270
1.00%[2]	3-Month LIBOR	N/A	6/28/21	USD	1,000	(9,058)
0.00%[1]	6-Month EURIBOR	N/A	7/14/21	EUR	2,350	3,076
1.05%[2]	3-Month LIBOR	N/A	7/14/21	USD	3,900	(26,655)
0.00%[1]	6-Month EURIBOR	10/19/16[3]	10/19/21	EUR	2,100	(60)
0.08%[2]	6-Month EURIBOR	8/14/18[3]	8/14/23	EUR	2,450	(3,265)
1.33%[1]	3-Month LIBOR	12/30/16[3]	8/15/23	USD	9,700	(2,151)
1.40%[1]	3-Month LIBOR	N/A	8/16/26	USD	200	611
1.41%[2]	3-Month LIBOR	N/A	8/25/26	USD	1,640	(3,626)
2.41%[1]	3-Month LIBOR	N/A	1/19/46	USD	300	(52,916)
2.33%[1]	3-Month LIBOR	N/A	1/25/46	USD	300	(47,258)
2.25%[1]	3-Month LIBOR	N/A	2/05/46	USD	400	(55,582)
2.16%[1]	3-Month LIBOR	N/A	2/12/46	USD	500	(58,339)
2.11%[1]	3-Month LIBOR	N/A	4/07/46	USD	300	(30,843)
1.96%[1]	3-Month LIBOR	N/A	6/21/46	USD	300	(19,920)
1.76%[1]	3-Month LIBOR	N/A	7/15/46	USD	100	(1,745)
1.72%[1]	3-Month LIBOR	8/25/16[3]	8/25/46	USD	250	(1,523)
Total						$61,726

[1] Trust pays the fixed rate and receives the floating rate.
[2] Trust pays the floating rate and receives the fixed rate.
[3] Forward swap.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	$(5)	$4	$(9)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(4)	3	(7)
Total						$(9)	$7	$(16)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	1,080	$2,694	$(1,126)	$3,820
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	1,460	3,642	(1,379)	5,021
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	1,000	2,495	(912)	3,407
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	1,810	4,515	(1,677)	6,192
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	550	1,372	(452)	1,824
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	595	2,743	(2,691)	5,434
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	575	2,663	(2,819)	5,482
Markit CMBX North America, Series 8	3.00%	Barclays Bank PLC	10/17/57	NR	USD	5,000	(820,502)	(528,977)	(291,525)
Markit CMBX North America, Series 8	3.00%	Credit Suisse International	10/17/57	NR	USD	2,500	(410,251)	(261,322)	(148,929)
Total							$(1,210,629)	$(801,355)	$(409,274)

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the indes, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
SIFMA Rate[1]	3-Month LIBOR	Citibank N.A.	6/09/25	[2]	6/09/35	USD	1,500	$26,297	—	$26,297
[1] Trust pays the fixed rate and receives the floating rate.
[2] Forward swap.

Transactions in Options Written for the Year Ended August 31, 2016

	Calls
		Notional (000)
	Contracts	AUD	CAD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	449	—	—	16,350	—	—	$173,900	$2,666,359
Options written	186	41,615	—	121,550	—	28,040	534,520	6,975,375
Options exercised	—	—	—	—	—	(28,040)	(24,000)	(670,405)
Options expired	—	(25,425)	—	(14,160)	—	—	(35,380)	(702,766)
Options closed	(635)	—	—	(63,740)	—	—	(283,110)	(5,206,884)

Outstanding options, end of year	—	16,190	—	60,000	—	—	$365,930	$3,061,679

	Puts
		Notional (000)
	Contracts	AUD	CAD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	—	—	—	56,000	—	—	$208,200	$4,126,898
Options written	110	14,960	15,285	312,605	34,000	106,570	711,290	10,554,058
Options exercised	—	—	—	(3,630)	—	—	—	(8,166)
Options expired	—	—	(15,285)	(54,390)	(24,000)	(78,525)	(57,380)	(1,768,049)
Options closed	(110)	(14,960)	—	(68,285)	—	(28,045)	(411,850)	(6,997,257)

Outstanding options, end of year	—	—	—	242,300	10,000	—	$450,260	$5,907,484

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$195,536	—	$195,536
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$268,565	—	—	268,565
Options purchased	Investments at value — unaffiliated[2]	—	—	—	214,870	3,010,217	—	3,225,087
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	423,636	—	423,636
Swaps — OTC	Unrealized appreciation on OTC derivatives; Swap premiums paid	—	$31,187	—	—	26,297	—	57,484
Total		—	$31,187	—	$483,435	$3,655,686	—	$4,170,308

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$233,653	—	$233,653
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$302,820	—	—	302,820
Options written	Options written at value	—	—	—	268,654	5,145,424	—	5,414,078
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$12,404	—	—	361,910	—	374,314
Swaps — OTC	Unrealized depreciation on OTC derivatives; Swap premiums received	—	1,241,825	—	—	—	—	1,241,825
Total		—	$1,254,229	—	$571,474	$5,740,987	—	$7,566,690

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	—	—	$2,738,560	—	$2,738,560
Forward foreign currency exchange contracts	—	—	—	$2,418,791	—	—	2,418,791
Options purchased[1]	—	—	—	(1,864,389)	(21,275)	—	(1,885,664)
Options written	—	—	—	1,516,897	2,370,997	—	3,887,894
Swaps	—	$241,648	—	—	(4,507,611)	—	(4,265,963)

Total	—	$241,648	—	$2,071,299	$580,671	—	$2,893,618

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,159,137	—	$1,159,137
Forward foreign currency exchange contracts	—	—	—	$(230,637)	—	—	(230,637)
Options purchased[2]	—	—	—	(309,409)	(1,005)	—	(310,414)
Options written	—	—	—	144,893	2,290,324	—	2,435,217
Swaps	—	$(509,296)	—	—	214,861	—	(294,435)

Total	—	$(509,296)	—	$(395,153)	$3,663,317	—	$2,758,868

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$299,103,926
Average notional value of contracts — short	$180,387,482
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$64,786,917
Average amounts sold — in USD	$28,779,249
Options:
Average value of option contracts purchased	$337,444
Average value of option contracts written	$232,344
Average notional value of swaption contracts purchased	$95,586,437
Average notional value of swaption contracts written	$875,476,254
Credit default swaps:
Average notional value — buy protection	$1,898,602
Average notional value — sell protection	$12,695,000
Interest rate swaps:
Average notional value — pays fixed rate	$163,197,384
Average notional amount — receives fixed rate	$52,841,004

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	33

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$75,335		$3,169
Forward foreign currency exchange contracts	268,565		302,820
Options	3,225,087	[1]	5,414,078
Swaps — centrally cleared	5,906		—
Swaps — OTC[2]	57,484		1,241,825

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,632,377		$6,961,892

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(105,475)		(3,169)

Total derivative assets and liabilities subject to an MNA	$3,526,902		$6,958,723

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]    Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$58,646	$(36,151)	—	—	$22,495
Barclays Bank PLC	642,224	(642,224)	—	—	—
BNP Paribas S.A.	1,908	(1,908)	—	—	—
Citibank N.A.	566,770	(427,346)	—	—	139,424
Credit Suisse International	3,820	(3,820)	—	—	—
Deutsche Bank AG	356,396	(356,396)	—	—	—
Goldman Sachs Bank USA	189,783	(189,783)	—	—	—
Goldman Sachs International	43,889	(43,889)	—	—	—
HSBC Bank PLC	88,911	(44,825)	—	—	44,086
JPMorgan Chase Bank N.A.	1,311,671	(491,876)	—	$(520,000)	299,795
Morgan Stanley Capital Services LLC	8,016	(8,016)	—	—	—
UBS AG	38,259	(38,259)	—	—	—
Wells Fargo Bank N.A.	216,609	(216,609)	—	—	—

Total	$3,526,902	$(2,501,102)	—	$(520,000)	$505,800

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$36,151	$(36,151)	—	—	—
Barclays Bank PLC	2,254,481	(642,224)	—	$(1,612,257)	—
BNP Paribas S.A.	2,303	(1,908)	—	—	$395
Citibank N.A.	427,346	(427,346)	—	—	—
Credit Suisse International	411,377	(3,820)	—	(407,557)	—
Deutsche Bank AG	979,949	(356,396)	—	(623,553)	—
Goldman Sachs Bank USA	1,069,069	(189,783)	—	(879,286)	—
Goldman Sachs International	61,223	(43,889)	—	—	17,334
HSBC Bank PLC	44,825	(44,825)	—	—	—
JPMorgan Chase Bank N.A.	491,876	(491,876)	—	—	—
Morgan Stanley Capital Services LLC	45,545	(8,016)	—	—	37,529
Royal Bank of Canada	534,891	—	—	—	534,891
Royal Bank of Scotland PLC	61,749	—	—	—	61,749
Standard Chartered Bank	3,427	—	—	—	3,427
UBS AG	158,197	(38,259)	—	—	119,938
Wells Fargo Bank N.A.	376,314	(216,609)	—	—	159,705

Total	$6,958,723	$(2,501,102)	—	$(3,522,653)	$934,968

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.
[5] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$78,690,093	$6,235,302	$84,925,395
Common Stocks	$79,694	107,729	—	187,423
Corporate Bonds	—	505,539,569	7,833,603	513,373,172
Floating Rate Loan Interests	—	9,091,982	425,295	9,517,277
Foreign Agency Obligations	—	23,962,151	—	23,962,151
Municipal Bonds	—	26,434,074	—	26,434,074
Non-Agency Mortgage-Backed Securities	—	105,705,862	—	105,705,862
Preferred Securities	13,995,334	89,718,310	—	103,713,644
U.S. Government Sponsored Agency Securities	—	63,271,495	2	63,271,497
U.S. Treasury Obligations	—	155,240,411	—	155,240,411
Short-Term Securities:
Money Market Funds	12,926,909	—	—	12,926,909
Options Purchased:
Interest rate contracts	24,234	2,985,983	—	3,010,217
Foreign currency exchange contracts	—	214,870	—	214,870

Total	$27,026,171	$1,060,962,529	$14,494,202	$1,102,482,902

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$31,180	—	$31,180
Foreign currency exchange contracts	—	268,565	—	268,565
Interest rate contracts	$195,536	449,933	—	645,469
Liabilities:
Credit contracts	—	(452,874)	—	(452,874)
Foreign currency exchange contracts	—	(571,474)	—	(571,474)
Interest rate contracts	(233,653)	(5,507,334)	—	(5,740,987)

Total	$(38,117)	$(5,782,004)	—	$(5,820,121)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount, or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$44,891	—	—	$44,891
Foreign currency at value	437,584	—	—	437,584
Cash pledged:
Centrally cleared swaps	1,239,940	—	—	1,239,940
Collateral — OTC derivatives	4,020,000	—	—	4,020,000
Futures contracts	1,349,970	—	—	1,349,970
Liabilities:
Cash received:
Collateral — OTC derivatives	—	$(520,000)	—	(520,000)
Collateral — reverse repurchase agreements	—	(1,204,000)	—	(1,204,000)
Reverse repurchase agreements	—	(288,238,889)	—	(288,238,889)

Total	$7,092,385	$(289,962,889)	—	$(282,870,504)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	35

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2015	$22,613,310	$5,716,325	—	$8	$357	$28,330,000
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[1]	(11,329,317)	—	—	—	—	(11,329,317)
Accrued discounts/premiums	(194,024)	—	$511	—	—	(193,513)
Net realized gain	(425,159)	—	—	8	4	(425,147)
Net change in unrealized appreciation (depreciation)[2,3]	256,242	524,704	3,459	(8)	(355)	784,042
Purchases	—	1,621,622	421,325	—	—	2,042,947
Sales	(4,685,750)	(29,048)	—	(8)	(4)	(4,714,810)
Closing Balance, as of August 31, 2016	$6,235,302	$7,833,603	$425,295	—	$2	$14,494,202

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[2]	$329,847	$524,704	$3,459	$(8)	$(355)	$857,647

[1]    As of August 31, 2015, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy

[2] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments held as of August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments August 31, 2016	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Banks — 0.2%
Bank of America Corp.		66,105	$1,066,935
Citigroup, Inc.		21,622	1,032,234
JPMorgan Chase & Co.		15,066	1,016,955
Wells Fargo & Co.		20,755	1,054,354

			4,170,478
Capital Markets — 1.9%
American Capital Ltd. (a)		1,522,327	25,712,103
Goldman Sachs Group, Inc.		5,851	991,510
Morgan Stanley		33,459	1,072,696
Uranium Participation Corp. (a)		176,860	528,665

			28,304,974
Chemicals — 0.1%
Advanced Emissions Solutions, Inc. (a)		168,580	1,250,864
Consumer Finance — 1.5%
Ally Financial, Inc.		1,126,277	22,570,591
Diversified Financial Services — 0.1%
Concrete Investments II S.C.A. (a)		4,997	—
Kcad Holdings I Ltd. (a)		2,223,465,984	755,978

			755,978
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		192,400	250,119
Energy Equipment & Services (b) — 0.1%
Laricina Energy Ltd. (a)		211,764	2
Osum Oil Sands Corp. (a)		400,000	957,755

			957,757
Hotels, Restaurants & Leisure — 0.4%
Amaya, Inc. (a)		377,280	5,664,666
Media — 0.0%
Emmis Communications Corp., Class A (a)		7,210	28,984
Metals & Mining — 0.1%
Peninsula Energy Ltd. (a)		2,051,920	925,273
Oil, Gas & Consumable Fuels — 0.3%
Denbury Resources, Inc. (a)		138,760	419,427
Gener8 Maritime Corp. (a)		965,338	4,836,343
Whiting Petroleum Corp. (a)		16,886	123,099

			5,378,869
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I LLC, (Acquired 12/29/15, cost $187,463) (c)		12,175	12,175
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,025	10,209
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)		59,550	2,759,547
Total Common Stocks — 4.9%			73,040,484

Asset-Backed Securities	Par (000)
Asset-Backed Securities — 3.1%
ALM Loan Funding, Series 2013-7RA (d)(e):
Class C, 4.16%, 4/24/24	USD	2,340	2,278,658
Class D, 5.71%, 4/24/24		2,360	2,209,253
ALM VII R-2, Ltd., Series 2013-7R2A, Class C, 4.16%, 4/24/24 (d)(e)		500	486,116
ALM XII Ltd., Series 2015-12A (d)(e):
Class C1, 4.43%, 4/16/27		1,500	1,439,400
Class D, 6.18%, 4/16/27		250	227,188

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26 (d)(e)	USD	500	$484,710
AMMC CLO 18, Ltd., Series 2016-18A, Class D, 5.67%, 5/26/28 (d)(e)		500	498,750
AMMC CLO IX, Ltd., Series 2011-9A (d)(e):
Class DR, 6.33%, 1/15/22		1,000	1,009,176
Class ER, 8.33%, 1/15/22		1,000	995,560
AMMC CLO Ltd., Series 2014-15A, Class C1, 4.12%, 12/09/26 (d)(e)		1,000	1,000,000
Anchorage Capital CLO 3, Ltd., Series 2014-3A, Class C, 4.24%, 4/28/26 (d)(e)		500	478,739
Anchorage Capital CLO 8, Ltd., Series 2016-8A, Class D, 4.92%, 7/28/28 (d)(e)		1,000	952,500
Apidos CLO XVIII, Series 2014-18A, Class C, 4.35%, 7/22/26 (d)(e)		550	536,037
Ares XXXIX CLO, Ltd., Series 2016-39A, Class E, 7.94%, 7/18/28 (d)(e)		1,000	927,700
Ares XXXVII CLO, Ltd., Series 2015-4A, Class D1, 7.48%, 10/15/26 (d)(e)		500	483,750
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class C, 3.63%, 7/16/26 (d)(e)		250	249,285
Atlas Senior Loan Fund, Ltd., Series 2012-1A (d)(e):
Class A3LR, 3.26%, 8/15/24		500	500,000
Class B1LR, 4.66%, 8/15/24		500	500,000
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24 (d)(e)		750	731,448
Ballyrock CLO, Ltd., Series 2016-1A, Class C, 1.00%, 10/15/28 (d)(e)(f)		1,000	996,500
Benefit Street Partners CLO, Ltd., Series 2014-IVA, Class C, 4.20%, 7/20/26 (d)(e)		500	465,626
BlueMountain CLO Ltd., Series 2015-1A, Class D, 6.12%, 4/13/27 (d)(e)		750	717,053
Carlyle Global Market Strategies CLO Ltd. (d)(e):
Series 2013-3A, Class B, 3.33%, 7/15/25		500	498,819
Series 2014-5A, Class C, 4.83%, 10/16/25		1,000	999,958
Series 2016-3A, Class D, 1.00%, 10/20/29 (f)		500	483,085
Cedar Funding, Ltd., Series 2014-3A, Class D, 4.36%, 5/20/26 (d)(e)		535	518,612
CIFC Funding Ltd. (d)(e):
Series 2014-2A, Class A3L, 3.68%, 5/24/26		500	496,043
Series 2014-3A, Class C1, 3.50%, 7/22/26		1,250	1,248,772
Dryden Senior Loan Fund, Series 2014-36A, Class D, 4.54%, 11/09/25 (d)(e)		1,000	967,726
HPS Loan Management 9-2016, Ltd., Series 9A-2016, Class D2, 7.08%, 7/19/27 (d)(e)		800	731,772
LCM X LP, Series 10AR, Class ER, 6.13%, 4/15/22 (d)(e)		1,000	981,855
LCM XIII LP, Series 13A, Class D, 4.49%, 1/19/23 (d)(e)		500	497,533
LCM XV LP, Series 15A, Class C, 3.93%, 8/25/24 (d)(e)		500	500,016
Madison Park Funding Ltd. (d)(e):
Series 2012-8AR, Class CR, 3.44%, 4/22/22		500	500,102
Series 2012-8AR, Class DR, 4.49%, 4/22/22		250	248,124
Series 2014-14A,Class D, 4.30%, 7/20/26		500	486,198

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Mill Creek II CLO, Ltd., Series 2016-1A, Class E, 8.37%, 4/20/28 (d)(e)	USD	500	$497,500
Neuberger Berman CLO XIII, Ltd., Series 2012-13A, Class C, 3.56%, 1/23/24 (d)(e)		1,000	1,000,500
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.32%, 8/04/25 (d)(e)		500	469,088
Neuberger Berman CLO XVIII Ltd., Series 2014-18A (d)(e):
Class B, 3.97%, 11/14/25		500	500,023
Class C, 4.57%, 11/14/25		1,500	1,450,088
Neuberger Berman CLO XX, Ltd., Series 2015-20A, Class E, 7.12%, 1/15/28 (d)(e)		500	467,525
OCP CLO, Series 2014-7A, Class A1A, 2.30%, 10/20/26 (d)(e)		500	500,763
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class D, 5.63%, 4/15/27 (d)(e)		500	500,659
Octagon Investment Partners 27, Ltd., Series 2016-1A, Class E, 7.76%, 7/15/27 (d)(e)		1,000	978,750
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 6.13%, 5/05/23 (d)(e)		1,200	1,169,370
Octagon Investment Partners XVII, Ltd., Series 2013-1A, Class A2R, 2.44%, 10/25/25 (d)(e)(f)		1,500	1,500,000
Octagon Investment Partners XXII Ltd., Series 2014-1A (d)(e):
Class C1, 3.95%, 11/25/25		1,000	1,000,180
Class D1, 4.60%, 11/25/25		1,000	956,427
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (e)		200	198,989
OZLM IX Ltd., Series 2014-9A, Class C, 4.30%, 1/20/27 (d)(e)		1,000	945,458
OZLM XII Ltd., Series 2015-12A, Class D, 6.16%, 4/30/27 (d)(e)		250	210,517
Race Point IX CLO, Ltd., Series 2015-9A, Class A1, 2.19%, 4/15/27 (d)(e)		500	499,000
Sound Point CLO XII, Ltd., Series 2016-2A, Class E, 6.88%, 10/20/28 (d)(e)		500	451,694
Symphony CLO Ltd., Series 2016-17A, Class D, 5.50%, 4/15/28 (d)(e)		250	250,347
Symphony CLO XI, Ltd., Series 2013-11A, Class B1, 2.88%, 1/17/25 (d)(e)		500	499,963
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.21%, 6/10/25 (d)(e)		1,000	962,496
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.98%, 1/15/27 (d)(e)		700	700,000
Venture XVII CLO, Ltd., Series 2014-17A, Class B1, 2.78%, 7/15/26 (d)(e)		500	499,887
Voya CLO Ltd., Series 2014-4A, Class C, 4.67%, 10/14/26 (d)(e)		1,750	1,719,765
Westcott Park Clo, Ltd., Series 2016-1A (d)(e):
Class D, 5.01%, 7/20/28		500	494,500
Class E, 7.86%, 7/20/28		500	475,000
Total Asset-Backed Securities — 3.1%			46,224,553

Corporate Bonds
Aerospace & Defense — 2.0%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (e)		3,118	2,408,655

Corporate Bonds	Par (000)		Value
Aerospace & Defense (continued)
Bombardier, Inc. (e):
5.50%, 9/15/18	USD	1,217	$1,250,468
6.00%, 10/15/22		1,212	1,145,340
6.13%, 1/15/23		1,451	1,363,940
7.50%, 3/15/25		3,811	3,620,450
KLX, Inc., 5.88%, 12/01/22 (e)		2,025	2,125,237
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (e)		100	100,000
TransDigm, Inc.:
5.50%, 10/15/20		1,563	1,604,029
6.00%, 7/15/22		7,850	8,164,000
6.50%, 7/15/24		4,160	4,316,000
6.38%, 6/15/26 (e)		2,912	2,970,240

			29,068,359
Air Freight & Logistics — 0.8%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (e)		1,321	1,291,278
National Air Cargo Group, Inc.:
11.88%, 5/02/18		536	536,258
11.88%, 5/08/18		555	554,866
XPO Logistics, Inc.:
7.88%, 9/01/19 (e)		2,958	3,076,320
5.75%, 6/15/21	EUR	383	445,454
6.50%, 6/15/22 (e)	USD	4,105	4,264,069
6.13%, 9/01/23 (e)		1,617	1,661,468

			11,829,713
Airlines — 1.8%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (e)		6,255	6,333,541
Continental Airlines Pass-Through Trust, Series 1997-4, Class B, 6.90%, 7/02/18		106	108,368
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		701	721,597
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 5/10/25 (e)		1,895	1,868,982
US Airways Pass-Through Trust:
Series 2012-2, Class C, 5.45%, 6/03/18		5,720	5,927,350
Series 2013-1, Class B, 5.38%, 5/15/23		4,764	4,931,247
Virgin Australia Trust, Series 2013-1 (e):
Class C, 7.13%, 10/23/18		4,625	4,682,618
Class D, 8.50%, 10/23/16		2,743	2,754,119

			27,327,822
Auto Components — 1.7%
Adient Global Holdings Ltd.:
3.50%, 8/15/24		250	290,407
4.88%, 8/15/26 (e)		2,105	2,133,944
CNH Industrial Finance Europe SA, 2.88%, 5/17/23		725	836,102
Faurecia, 3.63%, 6/15/23		300	349,694
Fiat Chrysler Finance Europe:
4.75%, 3/22/21	EUR	400	497,852
4.75%, 7/15/22		1,217	1,504,317
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	117,455
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23		100	117,986
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	471	493,076
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		7,711	7,672,445
Schaeffler Finance BV, 4.75%, 5/15/23 (e)		1,440	1,497,600
Schaeffler Holding Finance BV (g):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	360	435,193
(6.25% Cash), 6.25%, 11/15/19 (e)	USD	2,130	2,209,875
(6.75% Cash), 6.75%, 11/15/22 (e)		3,951	4,366,169

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Auto Components (continued)
Schaeffler Holding Finance BV (g) (continued):
(6.88% Cash or 7.63% PIK), 6.88%, 8/15/18 (e)	USD	1,000	$1,025,000
(6.88% Cash), 6.88%, 8/15/18	EUR	510	583,102
UCI International, Inc., 8.63%, 2/15/19 (a)(h)	USD	7,080	1,522,200
ZF North America Capital, Inc., 4.50%, 4/29/22 (e)		321	339,457

			25,991,874
Banks — 1.5%
Allied Irish Banks PLC, 4.13%, 11/26/25 (d)	EUR	820	868,936
Banco Espirito Santo SA (a)(h):
4.75%, 1/15/18		1,900	487,452
4.00%, 1/21/19		1,100	282,209
Bankia SA, 4.00%, 5/22/24 (d)		1,000	1,111,810
CIT Group, Inc.:
5.25%, 3/15/18	USD	4,320	4,503,600
6.63%, 4/01/18 (e)		1,400	1,491,700
5.50%, 2/15/19 (e)		6,919	7,325,491
5.00%, 8/01/23		560	593,600
6.00%, 4/01/36		2,800	2,716,000
Commerzbank AG, 7.75%, 3/16/21	EUR	400	539,061
HSH Nordbank AG, 0.50%, 2/14/17 (d)		810	868,187
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		600	621,909
Intesa Sanpaolo SpA, 3.93%, 9/15/26		200	233,541

			21,643,496
Beverages — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 5/15/23		275	322,455
Verallia Packaging SASU, 5.13%, 8/01/22		775	925,419

			1,247,874
Biotechnology — 0.1%
Senvion Holding GmbH, 6.63%, 11/15/20		700	820,324
Building Materials — 0.1%
Cemex Finance LLC, 4.63%, 6/15/24		400	464,696
Dry Mix Solutions Investissements SAS, 5.50%, 3/15/23 (d)		200	227,552
Titan Global Finance PLC, 3.50%, 6/17/21		100	114,885

			807,133
Building Products — 2.1%
American Builders & Contractors Supply Co., Inc. (e):
5.63%, 4/15/21	USD	1,315	1,364,313
5.75%, 12/15/23		982	1,038,465
BMBG Bond Finance SCA, 3.00%, 6/15/21	EUR	225	257,541
Builders FirstSource, Inc., 5.63%, 9/01/24 (e)	USD	1,583	1,610,702
Building Materials Corp. of America, 6.00%, 10/15/25 (e)		4,118	4,514,357
CPG Merger Sub LLC, 8.00%, 10/01/21 (e)		4,330	4,416,600
HeidelbergCement AG, 2.25%, 3/30/23	EUR	425	508,678
Masonite International Corp., 5.63%, 3/15/23 (e)	USD	2,950	3,127,000
Ply Gem Industries, Inc., 6.50%, 2/01/22		4,730	4,883,725
Standard Industries, Inc. (e):
5.13%, 2/15/21		949	1,002,381
5.50%, 2/15/23		1,576	1,672,530
USG Corp.:
9.50%, 1/15/18		4,320	4,730,400
5.88%, 11/01/21 (e)		385	403,769
5.50%, 3/01/25 (e)		1,314	1,425,690

			30,956,151
Capital Markets — 2.0%
American Capital Ltd., 6.50%, 9/15/18 (e)		3,840	3,908,736

Corporate Bonds	Par (000)		Value
Capital Markets (continued)
BCD Acquisition, Inc., 9.63%, 9/15/23 (e)	USD	745	$778,525
Blackstone CQP Holdco LP, 9.30%, 3/19/19		20,290	20,492,983
E*Trade Financial Corp.:
5.38%, 11/15/22		1,232	1,322,860
4.63%, 9/15/23		2,784	2,889,402
Series A, 0.00%, 8/31/19 (i)(j)		373	947,166

			30,339,672
Chemicals — 1.6%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (e)		1,686	1,757,655
Chemours Co.:
6.63%, 5/15/23		1,115	1,070,400
7.00%, 5/15/25		1,826	1,747,254
Huntsman International LLC:
4.88%, 11/15/20		286	296,725
5.13%, 4/15/21	EUR	679	814,195
5.13%, 11/15/22	USD	1,254	1,294,755
Ineos Finance PLC, 4.00%, 5/01/23	EUR	548	626,548
Inovyn Finance PLC, 6.25%, 5/15/21		200	235,918
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	4,488	3,709,108
Montichem Holdco 3 SA, 5.25%, 6/15/21	EUR	211	239,361
NOVA Chemicals Corp. (e):
5.25%, 8/01/23	USD	349	362,088
5.00%, 5/01/25		415	428,487
Platform Specialty Products Corp. (e):
10.38%, 5/01/21		468	491,400
6.50%, 2/01/22		7,764	7,356,390
PQ Corp., 6.75%, 11/15/22 (e)		2,197	2,328,820
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	394	415,280
WR Grace & Co-Conn, 5.13%, 10/01/21 (e)	USD	232	247,080

			23,421,464
Commercial Services & Supplies — 1.5%
AA Bond Co., Ltd., 5.50%, 7/31/43	GBP	400	538,391
ADS Waste Holdings, Inc., 8.25%, 10/01/20	USD	1,341	1,403,021
ADT Corp.:
3.50%, 7/15/22		2,787	2,668,552
4.13%, 6/15/23		537	526,260
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		45	46,631
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 11.06%, 12/01/18 (g)	EUR	428	473,126
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (e)	USD	1,875	1,870,313
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	100	139,589
Mobile Mini, Inc., 5.88%, 7/01/24	USD	2,683	2,790,320
Mustang Merger Corp., 8.50%, 8/15/21 (e)		2,688	2,808,960
Silk Bidco AS, 7.50%, 2/01/22	EUR	247	295,216
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	5,555	5,923,019
5.75%, 11/15/24		1,354	1,414,930
Verisure Holding AB, 6.00%, 11/01/22	EUR	775	946,599

			21,844,927
Communications Equipment — 2.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	6,533	7,104,638
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)		2,125	2,255,156
CommScope, Inc. (e):
4.38%, 6/15/20		2,278	2,357,730
5.50%, 6/15/24		2,169	2,277,450
Nokia OYJ, 6.63%, 5/15/39		3,596	3,919,640
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		4,466	4,644,640
6.38%, 5/15/25		6,837	7,214,471

			29,773,725

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Construction & Engineering — 0.5%
AECOM Co.:
5.75%, 10/15/22	USD	716	$758,960
5.88%, 10/15/24		2,124	2,323,125
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (e)		2,187	1,891,755
Engility Corp., 8.88%, 9/01/24 (e)		1,064	1,082,620
Novafives SAS, 4.50%, 6/30/21	EUR	320	331,994
Swissport Investments SA, 6.75%, 12/15/21		827	963,994
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23	USD	862	793,040

			8,145,488
Construction Materials — 2.2%
American Tire Distributors, Inc., 10.25%, 3/01/22 (e)		1,839	1,630,972
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		566	608,450
HD Supply, Inc.:
7.50%, 7/15/20		10,167	10,586,389
5.25%, 12/15/21 (e)		10,967	11,686,655
5.75%, 4/15/24 (e)		3,888	4,140,720
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	500	603,737
Officine MaccaFerri SpA, 5.75%, 6/01/21		300	271,653
PulteGroup, Inc., 5.50%, 3/01/26	USD	1,571	1,680,970
Rexel SA, 3.50%, 6/15/23	EUR	972	1,130,297

			32,339,843
Consumer Finance — 2.2%
Alliance Data Systems Corp. (e):
5.25%, 12/01/17	USD	150	153,375
5.38%, 8/01/22		503	495,455
Ally Financial, Inc.:
5.13%, 9/30/24		1,230	1,332,244
4.63%, 3/30/25		2,029	2,105,087
8.00%, 11/01/31		18,930	23,709,825
Navient Corp.:
6.63%, 7/26/21		1,074	1,107,562
5.50%, 1/25/23		165	156,750
6.13%, 3/25/24		642	616,320
5.88%, 10/25/24		723	681,428
5.63%, 8/01/33		1,821	1,493,220
OneMain Financial Holdings LLC (e):
6.75%, 12/15/19		915	960,750
7.25%, 12/15/21		275	288,063

			33,100,079
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.75%, 1/31/21 (e)		1,458	1,510,852
4.07%, 5/15/21 (d)(e)		693	705,128
6.00%, 6/30/21 (e)		1,752	1,804,560
4.25%, 1/15/22	EUR	791	915,408
6.75%, 5/15/24		650	784,859
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (e):
6.25%, 1/31/19	USD	3,868	3,955,030
4.63%, 5/15/23		1,738	1,768,415
7.25%, 5/15/24		3,608	3,838,010
Ball Corp.:
5.00%, 3/15/22		843	910,440
4.00%, 11/15/23		1,374	1,398,045
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (e)		978	980,445
Crown European Holdings SA:
4.00%, 7/15/22	EUR	558	697,174
3.38%, 5/15/25		503	594,175

Corporate Bonds	Par (000)		Value
Containers & Packaging (continued)
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (g)	EUR	300	$359,204
Lecta SA, 6.50%, 8/01/23		125	142,220
Norske Skog, 11.75%, 12/15/19		228	200,279
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (e):
4.13%, 7/15/21 (d)	USD	3,894	3,952,410
5.13%, 7/15/23		899	932,713
7.00%, 7/15/24		3,584	3,839,360
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	150	175,683
Sealed Air Corp.:
4.88%, 12/01/22 (e)	USD	709	744,450
4.50%, 9/15/23	EUR	560	696,112
5.13%, 12/01/24 (e)	USD	1,976	2,114,320
SGD Group SAS, 5.63%, 5/15/19	EUR	205	235,404
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (e)	USD	177	180,540
Smurfit Kappa Acquisitions, 2.75%, 2/01/25	EUR	376	444,063
Stora Enso OYJ, 2.13%, 6/16/23		175	199,658

			34,078,957
Diversified Consumer Services — 0.6%
ADT Corp., 4.88%, 7/15/32 (e)	USD	798	682,290
APX Group, Inc.:
6.38%, 12/01/19		578	593,167
8.75%, 12/01/20		627	602,704
7.88%, 12/01/22 (e)		975	1,026,187
Cognita Financing PLC, 7.75%, 8/15/21	GBP	225	310,255
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (e)	USD	3,359	3,657,111
Service Corp. International, 5.38%, 5/15/24		1,690	1,812,525

			8,684,239
Diversified Financial Services — 2.5%
Aircastle Ltd.:
7.63%, 4/15/20		128	147,840
5.13%, 3/15/21		643	697,655
5.50%, 2/15/22		2,119	2,301,764
5.00%, 4/01/23		1,404	1,488,240
Deutsche Bank AG, 4.50%, 5/19/26	EUR	600	647,494
DFC Finance Corp., 12.00%, 6/16/20 (e)(g)	USD	2,083	1,281,151
FBM Finance, Inc., 8.25%, 8/15/21 (e)		625	654,688
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	681	919,885
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22		225	304,322
HRG Group, Inc., 7.88%, 7/15/19		2,745	2,902,837
International Lease Finance Corp.:
5.88%, 4/01/19		160	172,600
8.25%, 12/15/20		150	179,438
4.63%, 4/15/21		687	728,564
Jefferies Finance LLC/JFIN Co-Issuer Corp. (e):
7.38%, 4/01/20	USD	2,695	2,573,725
6.88%, 4/15/22		2,552	2,315,940
Lehman Brother Holding Escrow, 1.00%, 9/22/18 (a)(h)		430	31,175
Lehman Brothers Holdings, Inc. (a)(h):
5.38%, 10/17/16	EUR	350	34,005
4.75%, 1/16/17		1,890	183,624
1.00%, 2/05/17		3,950	385,968
1.00%, 12/31/49	USD	1,535	111,288
Mercury Bondco PLC, (8.25% Cash, 9.00% PIK), 8.25%, 5/30/21 (g)	EUR	564	657,227
MSCI, Inc., 5.75%, 8/15/25 (e)	USD	807	874,586
Pershing Square Holdings, Ltd., 5.50%, 7/15/22 (e)		2,100	2,094,750
ProGroup AG, 5.13%, 5/01/22	EUR	206	246,729

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (continued)
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	6,454	$6,655,687
8.25%, 2/15/21		6,366	6,620,640
UniCredit SpA:
6.95%, 10/31/22	EUR	475	605,186
5.75%, 10/28/25 (d)		700	819,000
4.38%, 1/03/27 (d)		675	749,923
WMG Acquisition Corp., 5.00%, 8/01/23 (e)	USD	495	508,613

			37,894,544
Diversified Telecommunication Services — 3.0%
CenturyLink, Inc., 6.45%, 6/15/21		6,545	7,031,784
Consolidated Communications, Inc., 6.50%, 10/01/22		1,020	989,400
Frontier Communications Corp.:
8.50%, 4/15/20		2,275	2,454,156
6.25%, 9/15/21		3,005	2,930,837
7.13%, 1/15/23		1,330	1,253,525
7.63%, 4/15/24		1,897	1,783,180
6.88%, 1/15/25		4,331	3,887,073
11.00%, 9/15/25		845	912,600
Level 3 Financing, Inc.:
5.38%, 8/15/22		315	329,222
5.63%, 2/01/23		2,186	2,289,835
5.13%, 5/01/23		3,232	3,357,240
5.38%, 1/15/24		1,771	1,857,336
5.38%, 5/01/25		4,442	4,664,100
5.25%, 3/15/26 (e)		1,973	2,044,521
OTE PLC, 3.50%, 7/09/20	EUR	300	344,206
SoftBank Group Corp.:
4.75%, 7/30/25		110	138,804
5.25%, 7/30/27		100	126,464
Telecom Italia Capital SA:
6.00%, 9/30/34	USD	2,890	2,904,739
7.20%, 7/18/36		690	739,163
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	380	580,001
Telecom Italia SpA:
6.38%, 6/24/19	GBP	900	1,323,418
3.25%, 1/16/23	EUR	300	363,564
5.88%, 5/19/23	GBP	400	624,124
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	1,982	2,476,121

			45,405,413
Electric Utilities — 0.1%
Viridian Group FundCo II Ltd., 7.50%, 3/01/20		454	539,635
Electrical Equipment — 0.2%
Areva SA, 4.88%, 9/23/24		50	54,072
Belden, Inc., 5.50%, 4/15/23		672	798,380
Trionista Holdco GmbH, 5.00%, 4/30/20		1,405	1,611,544
Trionista TopCo GmbH, 6.88%, 4/30/21		418	491,902

			2,955,898
Electronic Equipment, Instruments & Components — 0.7%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	4,354	4,511,832
5.50%, 12/01/24		5,917	6,341,249

			10,853,081
Energy Equipment & Services — 0.9%
Ensco PLC:
4.70%, 3/15/21		515	444,445
4.50%, 10/01/24		1,189	846,425
5.20%, 3/15/25		932	671,040
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	110	113,016
6.00%, 7/15/22 (e)	USD	1,247	1,184,650

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (continued)
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21	USD	283	$280,878
6.75%, 8/01/22		1,526	1,556,520
Noble Holding International Ltd.:
4.63%, 3/01/21		195	163,332
6.95%, 4/01/25		305	248,575
Transocean, Inc.:
3.75%, 10/15/17		1,339	1,335,652
6.00%, 3/15/18		3,455	3,459,319
7.38%, 4/15/18		175	176,750
8.13%, 12/15/21		553	518,438
5.05%, 10/15/22		1,522	1,213,795
Weatherford International Ltd., 7.75%, 6/15/21		933	923,670

			13,136,505
Environmental, Maintenance, & Security Service — 0.0%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	380	432,349
Food & Staples Retailing — 2.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (e):
6.63%, 6/15/24	USD	1,082	1,161,635
5.75%, 3/15/25		2,651	2,743,785
Bakkavor Finance 2 PLC, 8.25%, 2/15/18	GBP	326	436,430
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	200	261,270
3.31%, 1/25/23		600	730,783
3.25%, 3/07/24		600	719,105
2.33%, 2/07/25		300	337,742
4.05%, 8/05/26		200	233,701
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	262	272,807
5.75%, 3/01/23		13,049	14,043,986
Family Dollar Stores, Inc., 5.00%, 2/01/21		1,434	1,559,475
R&R Ice Cream PLC, (9.25% Cash or 10.00% PIK), 9.25%, 5/15/18 (g)	EUR	823	922,045
Rite Aid Corp.:
9.25%, 3/15/20	USD	2,080	2,194,400
6.75%, 6/15/21		1,091	1,149,641
6.13%, 4/01/23 (e)		9,022	9,739,971
Tesco Corporate Treasury Services PLC, 2.50%, 7/01/24	EUR	130	149,494
Tesco PLC:
5.00%, 3/24/23	GBP	100	145,451
6.00%, 12/14/29		200	308,167

			37,109,888
Food Products — 1.7%
Acosta, Inc., 7.75%, 10/01/22 (e)	USD	3,347	3,091,791
Aramark Services, Inc.:
5.75%, 3/15/20		321	330,630
5.13%, 1/15/24		1,712	1,775,130
5.13%, 1/15/24 (e)		934	968,441
Darling Global Finance BV, 4.75%, 5/30/22	EUR	100	116,899
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (e)	USD	1,544	1,596,110
JBS USA LLC/JBS USA Finance, Inc. (e):
7.25%, 6/01/21		340	351,900
5.75%, 6/15/25		1,860	1,887,900
Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (e)		445	479,488
Post Holdings, Inc. (e):
7.75%, 3/15/24		4,599	5,110,639
8.00%, 7/15/25		1,826	2,086,205
5.00%, 8/15/26		2,709	2,702,227

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	41

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Food Products (continued)
Smithfield Foods, Inc.:
5.88%, 8/01/21 (e)	USD	891	$931,095
6.63%, 8/15/22		1,516	1,606,960
TreeHouse Foods, Inc., 6.00%, 2/15/24 (e)		976	1,061,400
WhiteWave Foods Co., 5.38%, 10/01/22		1,255	1,415,013

			25,511,828
Forest Products — 0.0%
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	400	466,236
Health Care Equipment & Supplies — 0.9%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (e)	USD	3,373	3,018,835
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (e)		6,387	5,620,560
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (e)		1,580	1,793,300
IDH Finance PLC, 6.25%, 8/15/22	GBP	225	294,099
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (e):
4.88%, 4/15/20	USD	980	1,002,050
5.75%, 8/01/22		1,250	1,254,688
Teleflex, Inc., 4.88%, 6/01/26		684	713,070

			13,696,602
Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		502	500,745
5.63%, 2/15/23		1,378	1,402,115
6.50%, 3/01/24		434	456,243
Alere, Inc., 6.38%, 7/01/23 (e)		2,503	2,559,317
Amsurg Corp., 5.63%, 7/15/22		5,476	5,653,970
Centene Corp.:
5.63%, 2/15/21		2,516	2,676,395
4.75%, 5/15/22		2,852	2,962,515
6.13%, 2/15/24		1,484	1,617,560
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		427	432,338
6.88%, 2/01/22		3,208	2,662,640
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		1,398	1,443,435
5.00%, 5/01/25		3,899	3,951,636
Envision Healthcare Corp., 5.13%, 7/01/22 (e)		835	843,350
HCA Holdings, Inc., 6.25%, 2/15/21		5	5,413
HCA, Inc.:
3.75%, 3/15/19		2,911	3,001,969
6.50%, 2/15/20		4,735	5,232,175
7.50%, 2/15/22		1,059	1,207,260
5.88%, 3/15/22		1,840	2,024,000
4.75%, 5/01/23		512	535,680
5.88%, 5/01/23		4,096	4,352,000
5.00%, 3/15/24		1,955	2,072,300
5.38%, 2/01/25		6,160	6,344,800
5.25%, 4/15/25		813	870,926
5.88%, 2/15/26		3,125	3,304,687
5.25%, 6/15/26		4,406	4,708,912
4.50%, 2/15/27		2,772	2,796,255
HealthSouth Corp.:
5.13%, 3/15/23		2,840	2,875,500
5.75%, 11/01/24		2,360	2,447,320
5.75%, 9/15/25		1,670	1,747,238
Hologic, Inc., 5.25%, 7/15/22 (e)		2,620	2,787,025
MEDNAX, Inc., 5.25%, 12/01/23 (e)		1,134	1,193,535
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (e)		2,051	2,204,825
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (e)		2,444	2,489,825

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (e)	USD	424	$443,114
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (e)		388	414,190
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (e)		2,641	2,773,050
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,308	1,396,290
4.75%, 6/01/20		1,805	1,850,125
4.15%, 6/15/20 (d)		1,432	1,433,790
6.00%, 10/01/20		3,835	4,050,719
4.50%, 4/01/21		74	74,703
4.38%, 10/01/21		525	526,806
8.13%, 4/01/22		1,933	1,957,162
6.75%, 6/15/23		6,195	5,892,994
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	586	765,273
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	1,066	1,101,978

			102,044,098
Health Care Technology — 0.1%
IMS Health, Inc., 6.00%, 11/01/20 (e)		795	809,906
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp., 6.88%, 5/15/23		1,096	1,183,680
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		3,693	3,748,395
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (e)(g)		654	650,730
Cedar Fair LP/Canada’s Wonderland Co., 5.38%, 6/01/24		1,070	1,131,525
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	225	266,035
5.88%, 5/15/23		206	241,352
Codere Finance 2 Luxembourg SA (5.50% Cash or 3.50% PIK) (g):
9.00%, 6/30/21 (e)	USD	154	158,620
9.00%, 6/30/21		85	87,866
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	275	385,889
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (j)		400	413,905
ESH Hospitality, Inc., 5.25%, 5/01/25 (e)	USD	4,185	4,183,703
Gala Electric Casinos Ltd., 11.50%, 6/01/19	GBP	426	576,676
International Game Technology PLC:
6.25%, 2/15/22 (e)	USD	400	431,000
4.75%, 2/15/23	EUR	310	379,781
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (e):
5.00%, 6/01/24	USD	255	267,424
5.25%, 6/01/26		1,551	1,647,937
MGM Resorts International:
8.63%, 2/01/19		790	893,687
6.75%, 10/01/20		3,912	4,371,660
6.63%, 12/15/21		1,130	1,268,425
4.63%, 9/01/26		1,414	1,399,860
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (e)		8,737	9,479,645
New Red Finance, Inc., 6.00%, 4/01/22 (e)		4,455	4,661,044
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	300	391,992
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	439	510,683
Regal Entertainment Group, 5.75%, 2/01/25	USD	489	497,558
Sabre GLBL, Inc. (e):
5.38%, 4/15/23		1,516	1,567,165
5.25%, 11/15/23		807	829,193
Schumann SpA, 7.00%, 7/31/23	EUR	175	201,051
Scientific Games International, Inc.:
7.00%, 1/01/22 (e)	USD	1,521	1,616,062
10.00%, 12/01/22		1,908	1,764,900

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp., 5.25%, 1/15/21 (e)	USD	3,247	$3,360,645
Station Casinos LLC, 7.50%, 3/01/21		5,785	6,151,734
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/16 (a)(h)		1,850	—
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	756	1,058,052
Series A4, 5.66%, 6/30/27		774	1,053,402
Series N, 6.46%, 3/30/32		1,000	1,078,876
Vue International Bidco PLC, 7.88%, 7/15/20		520	713,565
Yum! Brands, Inc.:
3.75%, 11/01/21	USD	526	532,575
3.88%, 11/01/23		195	193,050

			59,349,342
Household Durables — 2.0%
Beazer Homes USA, Inc., 6.63%, 4/15/18		215	219,031
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (e)		1,604	1,612,020
CalAtlantic Group, Inc.:
8.38%, 1/15/21		2,680	3,195,900
5.25%, 6/01/26		710	720,650
DR Horton, Inc., 4.00%, 2/15/20		2,408	2,522,380
Lennar Corp.:
4.50%, 11/15/19		2,482	2,621,613
4.75%, 4/01/21		1,909	2,048,357
4.75%, 11/15/22		158	166,295
4.88%, 12/15/23		968	1,013,980
PulteGroup, Inc., 6.38%, 5/15/33		2,805	2,952,262
Riverbed Technology, Inc., 8.88%, 3/01/23 (e)		1,502	1,610,895
Ryland Group, Inc., 6.63%, 5/01/20		1,160	1,302,100
Standard Pacific Corp.:
10.75%, 9/15/16		3,420	3,424,275
5.88%, 11/15/24		2,360	2,548,800
TRI Pointe Group, Inc.:
4.38%, 6/15/19		1,060	1,089,150
4.88%, 7/01/21		1,275	1,313,250
5.88%, 6/15/24		1,540	1,609,300

			29,970,258
Household Products — 0.6%
Prestige Brands, Inc., 6.38%, 3/01/24 (e)		1,026	1,095,255
Spectrum Brands, Inc.:
6.38%, 11/15/20		1,635	1,698,356
6.63%, 11/15/22		1,385	1,481,950
6.13%, 12/15/24		1,832	1,976,270
5.75%, 7/15/25		1,721	1,865,134
Tempur Sealy International, Inc., 5.50%, 6/15/26 (e)		944	986,008

			9,102,973
Independent Power and Renewable Electricity Producers — 1.5%
Calpine Corp.:
6.00%, 1/15/22 (e)		356	373,355
5.38%, 1/15/23		514	514,319
5.88%, 1/15/24 (e)		1,999	2,113,942
5.75%, 1/15/25		1,856	1,849,040
Dynegy, Inc.:
6.75%, 11/01/19		4,240	4,346,000
7.38%, 11/01/22		1,735	1,713,312
7.63%, 11/01/24		190	186,200
MPM Escrow LLC, 8.88%, 10/15/20		3,738	—
NRG Energy, Inc.:
8.25%, 9/01/20		155	159,263
7.88%, 5/15/21		826	861,105
6.63%, 3/15/23		210	214,200
6.25%, 5/01/24		185	183,613

Corporate Bonds	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc. (continued):
7.25%, 5/15/26 (e)	USD	1,452	$1,507,902
6.63%, 1/15/27 (e)		4,973	4,982,300
NRG Yield Operating LLC, 5.38%, 8/15/24		645	672,412
QEP Resources, Inc., 5.38%, 10/01/22		2,563	2,537,370

			22,214,333
Insurance — 0.9%
Assicurazioni Generali SpA, 5.00%, 6/08/48 (d)	EUR	400	460,123
BNP Paribas Cardif SA, 4.03% (d)(k)		100	112,833
Credit Agricole Assurances SA, 4.50% (d)(k)		200	228,389
HUB International Ltd. (e):
9.25%, 2/15/21	USD	874	922,070
7.88%, 10/01/21		5,484	5,607,390
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	150,745
Pension Insurance Corp. PLC, 6.50%, 7/03/24		275	362,844
Radian Group, Inc., 7.00%, 3/15/21	USD	366	411,750
TMF Group Holding BV, 9.88%, 12/01/19	EUR	570	679,741
Trader Corp., 9.88%, 8/15/18 (e)	USD	913	935,825
Wayne Merger Sub LLC, 8.25%, 8/01/23 (e)		2,687	2,777,350

			12,649,060
Internet Software & Services — 0.4%
Equinix, Inc.:
5.38%, 1/01/22		1,110	1,185,613
5.88%, 1/15/26		2,567	2,796,413
Netflix, Inc.:
5.50%, 2/15/22		2,087	2,243,525
5.75%, 3/01/24		235	253,800
5.88%, 2/15/25		2	2,170

			6,481,521
IT Services — 2.9%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (e)		1,349	1,396,215
First Data Corp. (e):
5.38%, 8/15/23		5,725	5,939,687
7.00%, 12/01/23		13,314	13,946,415
5.75%, 1/15/24		16,685	17,081,269
Western Digital Corp., 10.50%, 4/01/24 (e)		751	848,630
WEX, Inc., 4.75%, 2/01/23 (e)		4,804	4,731,940

			43,944,156
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (e)		730	673,425
SPX FLOW, Inc. (e):
5.63%, 8/15/24		993	1,020,308
5.88%, 8/15/26		993	1,025,272
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	490	579,638

			3,298,643
Media — 15.6%
Altice Financing SA:
6.50%, 1/15/22 (e)	USD	1,945	2,047,112
5.25%, 2/15/23	EUR	485	570,775
7.50%, 5/15/26 (e)	USD	1,259	1,325,098
Altice Luxembourg SA:
7.75%, 5/15/22 (e)		2,649	2,819,529
6.25%, 2/15/25	EUR	342	376,715
7.63%, 2/15/25 (e)	USD	653	670,958
Altice US Finance I Corp. (e):
5.38%, 7/15/23		6,270	6,559,987
5.50%, 5/15/26		2,435	2,568,925
AMC Networks, Inc.:
4.75%, 12/15/22		1,613	1,661,390
5.00%, 4/01/24		756	774,900

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	43

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Media (continued)
Cablevision Systems Corp.:
8.63%, 9/15/17	USD	783	$832,133
7.75%, 4/15/18		1,393	1,487,028
8.00%, 4/15/20		810	862,650
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		1,235	1,296,750
5.13%, 5/01/23 (e)		678	713,385
5.88%, 4/01/24 (e)		3,589	3,867,147
5.75%, 2/15/26 (e)		1,227	1,312,890
5.50%, 5/01/26 (e)		3,108	3,290,595
5.88%, 5/01/27 (e)		6,267	6,705,690
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	200	230,140
Cequel Communications Holdings I LLC/Cequel Capital Corp. (e):
5.13%, 12/15/21	USD	4,672	4,716,215
7.75%, 7/15/25		6,029	6,586,682
Clear Channel International BV, 8.75%, 12/15/20 (e)		3,146	3,334,760
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		15,207	15,810,976
Series B, 7.63%, 3/15/20		5,090	5,128,175
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (e)		2,647	2,832,290
CSC Holdings LLC:
10.13%, 1/15/23 (e)		4,025	4,596,047
5.25%, 6/01/24		5,315	5,172,133
6.63%, 10/15/25 (e)		2,461	2,673,261
10.88%, 10/15/25 (e)		4,008	4,699,380
DISH DBS Corp.:
4.25%, 4/01/18		3,209	3,299,430
6.75%, 6/01/21		134	143,966
5.88%, 7/15/22		145	147,900
5.00%, 3/15/23		5,022	4,834,177
5.88%, 11/15/24		1,001	987,236
7.75%, 7/01/26 (e)		3,927	4,190,070
DISH Network Corp., 3.38%, 8/15/26 (e)(j)		1,894	1,975,679
eircom Finance DAC, 4.50%, 5/31/22	EUR	300	342,087
Gray Television, Inc.:
7.50%, 10/01/20	USD	1,318	1,370,720
5.88%, 7/15/26 (e)		554	577,545
Hughes Satellite Systems Corp. (e):
5.25%, 8/01/26		1,503	1,490,961
6.63%, 8/01/26		856	849,580
iHeartCommunications, Inc.:
9.00%, 12/15/19		1,292	1,044,905
9.00%, 3/01/21		241	180,750
9.00%, 9/15/22		3,845	2,816,462
10.63%, 3/15/23		770	567,875
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,929	2,277,297
5.50%, 8/01/23		2,761	1,884,383
Lamar Media Corp., 5.75%, 2/01/26		526	568,738
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	300	378,974
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (e)	USD	639	683,730
MDC Partners, Inc., 6.50%, 5/01/24 (e)		2,992	2,842,400
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (e)		3,901	4,086,297
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (e)		2,039	2,069,585
National CineMedia LLC, 5.75%, 8/15/26 (e)		605	620,881
Nexstar Escrow Corp., 5.63%, 8/01/24 (e)		1,669	1,702,380
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (e)		5,232	5,375,200
Numericable Group SA, 5.38%, 5/15/22	EUR	280	327,755

Corporate Bonds	Par (000)		Value
Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	650	$680,875
5.63%, 2/15/24		1,064	1,131,830
Play Finance 2 SA, 5.25%, 2/01/19	EUR	1,070	1,224,862
Radio One, Inc., 7.38%, 4/15/22 (e)	USD	805	815,063
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (e)		1,130	1,204,863
SFR Group SA:
6.00%, 5/15/22 (e)		4,689	4,792,158
5.63%, 5/15/24	EUR	1,460	1,726,271
7.38%, 5/01/26 (e)	USD	10,344	10,680,180
Sirius XM Radio, Inc. (e):
4.25%, 5/15/20		2,204	2,248,080
5.75%, 8/01/21		1,811	1,892,495
4.63%, 5/15/23		345	348,881
Sterling Entertainment Corp., 9.75%, 12/15/19		4,810	4,761,900
TEGNA, Inc.:
5.13%, 10/15/19		857	881,639
4.88%, 9/15/21 (e)		1,827	1,895,513
5.50%, 9/15/24 (e)		1,308	1,379,940
Townsquare Media, Inc., 6.50%, 4/01/23 (e)		517	520,878
Tribune Media Co., 5.88%, 7/15/22		4,670	4,775,075
United Group BV, 7.88%, 11/15/20	EUR	350	410,084
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (e)	USD	4,302	4,527,855
5.63%, 4/15/23	EUR	166	199,903
4.00%, 1/15/25		1,411	1,672,426
5.00%, 1/15/25 (e)	USD	1,354	1,411,545
4.63%, 2/15/26	EUR	100	121,584
3.50%, 1/15/27		400	462,912
Univision Communications, Inc. (e):
8.50%, 5/15/21	USD	784	815,360
5.13%, 5/15/23		10,883	11,318,320
5.13%, 2/15/25		7,930	8,286,850
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	400	457,223
Virgin Media Finance PLC:
4.50%, 1/15/25		183	211,272
5.75%, 1/15/25 (e)	USD	2,405	2,447,087
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	2,432	3,347,873
5.25%, 1/15/26 (e)	USD	486	496,935
5.50%, 8/15/26 (e)		1,144	1,195,480
4.88%, 1/15/27	GBP	200	275,105
6.25%, 3/28/29		829	1,203,448
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (e)	USD	4,428	4,621,725
Wind Acquisition Finance SA:
4.75%, 7/15/20 (e)		250	253,125
7.00%, 4/23/21	EUR	400	464,027
7.38%, 4/23/21 (e)	USD	1,265	1,302,950
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	159	179,574
5.88%, 1/15/25 (e)	USD	2,643	2,656,215

			232,460,060
Metals & Mining — 7.0%
Alcoa, Inc.:
6.15%, 8/15/20		1,330	1,452,613
5.13%, 10/01/24		3,854	4,065,970
5.90%, 2/01/27		215	230,588
6.75%, 1/15/28		477	530,663
5.95%, 2/01/37		264	266,558

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Anglo American Capital PLC:
6.88%, 5/01/18	GBP	100	$140,704
2.50%, 9/18/18	EUR	100	113,645
2.75%, 6/07/19		210	240,702
1.50%, 4/01/20		800	869,957
3.63%, 5/14/20 (e)	USD	1,116	1,104,840
4.45%, 9/27/20 (e)		412	416,120
2.88%, 11/20/20	EUR	300	337,893
3.50%, 3/28/22		100	112,726
4.13%, 9/27/22 (e)	USD	1,656	1,618,740
3.25%, 4/03/23	EUR	100	110,214
ArcelorMittal:
6.13%, 6/01/18	USD	2,342	2,476,665
7.25%, 2/25/22		115	129,375
8.00%, 10/15/39		400	430,000
7.75%, 3/01/41		1,305	1,357,200
Constellium NV:
7.88%, 4/01/21 (e)		357	386,453
4.63%, 5/15/21	EUR	100	104,283
8.00%, 1/15/23 (e)	USD	6,525	6,655,500
5.75%, 5/15/24 (e)		4,689	4,337,325
First Quantum Minerals Ltd. (e):
7.00%, 2/15/21		392	340,060
7.25%, 5/15/22		1,883	1,614,672
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		1,337	1,313,602
2.38%, 3/15/18		13,439	13,220,616
3.10%, 3/15/20		820	754,400
4.00%, 11/14/21		3,313	3,031,395
3.55%, 3/01/22		4,396	3,835,510
3.88%, 3/15/23		6,919	5,933,042
5.40%, 11/14/34		689	537,420
5.45%, 3/15/43		2,457	1,879,605
Glencore Finance Europe SA, 3.38%, 9/30/20	EUR	200	241,495
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (e)	USD	1,378	1,515,800
Kaiser Aluminum Corp., 5.88%, 5/15/24 (e)		773	819,380
Novelis Corp., 6.25%, 8/15/24 (e)		7,660	7,985,550
Novelis, Inc., 8.75%, 12/15/20		9,952	10,424,720
Outokumpu OYJ, 7.25%, 6/16/21	EUR	175	203,815
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	3,085	3,208,400
6.38%, 8/15/22		1,345	1,418,975
5.25%, 4/15/23		949	986,960
5.50%, 10/01/24		1,540	1,624,700
Teck Resources Ltd.:
3.00%, 3/01/19		1,460	1,416,200
8.00%, 6/01/21 (e)		762	822,484
3.75%, 2/01/23		1,265	1,084,738
8.50%, 6/01/24 (e)		3,290	3,701,250
6.00%, 8/15/40		2,074	1,679,940
6.25%, 7/15/41		2,085	1,724,034
5.20%, 3/01/42		760	556,700
United States Steel Corp., 8.38%, 7/01/21 (e)		2,224	2,418,600
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (e)		2,990	3,079,700

			104,862,497
Multiline Retail — 0.4%
CST Brands, Inc., 5.00%, 5/01/23		653	690,548
Dufry Finance SCA, 5.50%, 10/15/20 (e)		1,927	1,979,992
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (e)		4,467	3,822,412

			6,492,952
Offshore Drilling & Other Services — 0.1%
Sensata Technologies BV, 5.63%, 11/01/24 (e)		903	957,180

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels — 13.5%
Antero Resources Corp., 5.63%, 6/01/23	USD	269	$269,673
California Resources Corp., 8.00%, 12/15/22 (e)		3,808	2,570,400
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		672	690,480
6.25%, 4/15/23		2,334	2,304,825
Cenovus Energy, Inc.:
5.70%, 10/15/19		312	335,308
5.20%, 9/15/43		110	96,720
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (e)		3,678	3,935,460
Chesapeake Energy Corp.:
6.50%, 8/15/17		225	226,688
3.93%, 4/15/19 (d)		6,292	5,694,260
6.63%, 8/15/20		910	809,900
6.88%, 11/15/20		970	851,175
Concho Resources, Inc., 6.50%, 1/15/22		222	230,880
CONSOL Energy, Inc.:
5.88%, 4/15/22		11,942	10,807,510
8.00%, 4/01/23		116	113,100
Continental Resources, Inc.:
5.00%, 9/15/22		1,650	1,596,375
4.50%, 4/15/23		1,069	1,007,532
3.80%, 6/01/24		3,964	3,577,510
4.90%, 6/01/44		512	427,520
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		230	226,550
6.25%, 4/01/23		175	170,625
CrownRock LP/CrownRock Finance, Inc. (e):
7.13%, 4/15/21		3,208	3,336,320
7.75%, 2/15/23		1,064	1,130,500
DCP Midstream LLC (e):
6.45%, 11/03/36		840	812,700
6.75%, 9/15/37		1,400	1,358,000
Denbury Resources, Inc., 9.00%, 5/15/21 (e)		2,046	2,102,265
Diamondback Energy, Inc., 7.63%, 10/01/21		1,770	1,877,306
Encana Corp.:
3.90%, 11/15/21		1,015	1,003,541
6.50%, 8/15/34		1,270	1,282,116
6.63%, 8/15/37		1,042	1,056,223
6.50%, 2/01/38		3,034	3,036,518
5.15%, 11/15/41		1,203	1,055,657
Energy Transfer Equity LP:
7.50%, 10/15/20		405	443,475
5.88%, 1/15/24		4,667	4,783,675
5.50%, 6/01/27		1,965	1,969,912
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (e)		1,468	1,482,680
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.88%, 2/15/23		1,612	1,567,670
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 5/15/23		428	425,860
5.63%, 6/15/24		445	428,313
Gulfport Energy Corp.:
7.75%, 11/01/20		2,137	2,222,480
6.63%, 5/01/23		114	117,135
Halcon Resources Corp., 8.63%, 2/01/20 (g)		1,185	1,125,750
Hilcorp Energy I LP/Hilcorp Finance Co. (e):
7.63%, 4/15/21		240	246,600
5.00%, 12/01/24		1,758	1,705,260
MEG Energy Corp. (e):
6.50%, 3/15/21		4,781	3,920,420
6.38%, 1/30/23		575	448,500
7.00%, 3/31/24		4,923	3,963,015

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21	USD	995	$507,450
6.88%, 8/01/22		852	421,740
Memorial Resource Development Corp., 5.88%, 7/01/22		4,621	4,667,210
Murphy Oil Corp., 6.88%, 8/15/24		1,356	1,418,036
NGPL PipeCo LLC (e):
7.12%, 12/15/17		14,746	15,391,137
9.63%, 6/01/19		3,476	3,649,800
7.77%, 12/15/37		1,463	1,570,896
Noble Holding US Corp/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		720	727,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		205	201,925
6.50%, 11/01/21		3,886	3,584,835
6.88%, 3/15/22		1,064	989,520
6.88%, 1/15/23		480	442,800
OHL Investments SA, Series OHL, 4.00%, 4/25/18 (j)	EUR	300	301,841
ONEOK, Inc.:
4.25%, 2/01/22	USD	450	435,375
7.50%, 9/01/23		1,400	1,550,500
Parsley Energy LLC/Parsley Finance Corp. (e):
7.50%, 2/15/22		3,361	3,545,855
6.25%, 6/01/24		748	772,310
PDC Energy, Inc., 7.75%, 10/15/22		1,625	1,706,250
QEP Resources, Inc.:
6.88%, 3/01/21		240	250,920
5.25%, 5/01/23		2,190	2,146,200
Range Resources Corp.:
5.75%, 6/01/21		568	576,520
5.00%, 8/15/22		530	524,700
5.00%, 3/15/23		1,960	1,935,500
Rockies Express Pipeline LLC (e):
6.00%, 1/15/19		574	604,135
5.63%, 4/15/20		265	277,256
6.88%, 4/15/40		3,820	3,858,200
RSP Permian, Inc., 6.63%, 10/01/22		2,065	2,147,600
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		2,043	2,145,150
6.25%, 3/15/22		406	434,420
5.63%, 4/15/23		3,087	3,249,067
5.75%, 5/15/24		5,824	6,188,000
5.63%, 3/01/25		567	599,603
5.88%, 6/30/26 (e)		3,524	3,770,680
Sanchez Energy Corp.:
7.75%, 6/15/21		138	120,060
6.13%, 1/15/23		6,650	5,253,500
SBA Communications Corp., 4.88%, 9/01/24 (e)		4,119	4,175,636
Seven Generations Energy Ltd. (e):
8.25%, 5/15/20		6,771	7,202,651
6.75%, 5/01/23		675	690,188
SM Energy Co.:
6.13%, 11/15/22		1,746	1,697,985
6.50%, 1/01/23		523	512,540
5.00%, 1/15/24		88	80,410
Southwestern Energy Co.:
7.50%, 2/01/18		144	151,380
5.80%, 1/23/20		1,679	1,679,000
4.10%, 3/15/22		1,670	1,519,700
6.70%, 1/23/25		460	472,650
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (e)(f)		1,206	1,236,150

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21	USD	393	$406,755
6.38%, 8/01/22		4,053	4,184,722
5.25%, 5/01/23		78	79,170
6.75%, 3/15/24 (e)		394	418,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		321	336,248
6.25%, 10/15/22		3,154	3,338,509
6.38%, 5/01/24		849	906,308
Transcanada Trust, Series 16-A, 5.88%, 8/15/76 (d)		1,340	1,427,937
Tullow Oil Jersey, Ltd., Series TLW, 6.63%, 7/12/21 (j)		200	230,860
Tullow Oil PLC, 6.00%, 11/01/20 (e)		200	174,500
Weatherford International LLC, 6.80%, 6/15/37		167	124,415
Weatherford International Ltd.:
4.50%, 4/15/22		655	543,650
6.50%, 8/01/36		520	384,800
7.00%, 3/15/38		541	407,103
5.95%, 4/15/42		476	334,390
Whiting Petroleum Corp.:
1.25%, 6/05/20 (j)		4,885	4,196,709
5.75%, 3/15/21		12	10,755
5.75%, 3/15/21 (j)		1,537	1,437,282
6.25%, 4/01/23 (j)		244	226,079
Williams Cos., Inc.:
3.70%, 1/15/23		300	291,000
4.55%, 6/24/24		2,459	2,514,327
5.75%, 6/24/44		1,119	1,149,772
WPX Energy, Inc.:
5.25%, 1/15/17		300	301,500
7.50%, 8/01/20		385	395,347
6.00%, 1/15/22		2,577	2,506,132
8.25%, 8/01/23		1,375	1,430,000

			201,985,758
Paper & Forest Products — 0.3%
Norbord, Inc., 6.25%, 4/15/23 (e)		1,605	1,705,312
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	430	499,501
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (e)	USD	2,865	2,578,500

			4,783,313
Personal Products — 0.0%
Avon International Operations, Inc., 7.88%, 8/15/22 (e)		569	587,538
Pharmaceuticals — 3.0%
Concordia Healthcare Corp., 7.00%, 4/15/23 (e)		399	309,225
DPx Holdings BV, 7.50%, 2/01/22 (e)		2,670	2,837,356
Endo Finance LLC/Endo Finco, Inc. (e):
7.25%, 1/15/22		696	675,120
6.00%, 7/15/23		1,609	1,460,168
6.50%, 2/01/25		2,591	2,299,512
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	675	816,928
Ephios Holdco II PLC, 8.25%, 7/01/23		259	316,419
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	4,047	4,229,115
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (e)		7,115	7,452,962
NBTY, Inc., 7.63%, 5/15/21 (e)		3,353	3,428,442
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	210	254,155
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (e)	USD	813	815,358
5.38%, 3/15/20 (e)		890	838,825
7.00%, 10/01/20 (e)		4,173	4,068,675

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (continued):
6.38%, 10/15/20 (e)	USD	5,468	$5,221,940
7.50%, 7/15/21 (e)		3,060	3,007,399
6.75%, 8/15/21 (e)		2,793	2,656,841
5.50%, 3/01/23 (e)		77	67,183
4.50%, 5/15/23	EUR	226	209,236
5.88%, 5/15/23 (e)	USD	1,392	1,224,960
6.13%, 4/15/25 (e)		2,444	2,147,665

			44,337,484
Real Estate Investment Trusts (REITs) — 0.4%
Hilton Escrow Issuer LLC/Hilton Escrow Issuer Corp., 4.25%, 9/01/24 (e)		2,209	2,251,799
iStar, Inc.:
4.00%, 11/01/17		685	685,856
5.00%, 7/01/19		480	480,600
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (e)		1,855	1,853,841

			5,272,096
Real Estate Management & Development — 1.2%
Annington Finance No 5 PLC, 13.00%, 1/15/23 (g)	GBP	367	552,320
Aroundtown Property Holdings PLC, 3.00%, 5/05/20 (j)	EUR	100	157,133
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (e)	USD	1,731	1,731,000
Punch Taverns Finance B Ltd., Series A6, 5.94%, 9/30/22	GBP	532	649,694
Punch Taverns Finance PLC, Series M3, 6.03%, 10/15/27 (d)(e)		1,202	1,339,384
Realogy Group LLC/Realogy Co-Issuer Corp. (e):
4.50%, 4/15/19	USD	806	836,225
5.25%, 12/01/21		3,396	3,557,310
4.88%, 6/01/23		6,276	6,354,450
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (e)		1,065	1,080,975
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (e)		1,195	1,114,338

			17,372,829
Road & Rail — 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (e):
5.13%, 6/01/22		1,055	1,073,463
6.38%, 4/01/24		1,105	1,166,327
5.25%, 3/15/25		1,810	1,791,900
EC Finance PLC, 5.13%, 7/15/21	EUR	675	790,575
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (e)	USD	2,037	2,098,110
Herc Rentals, Inc. (e):
7.50%, 6/01/22		853	887,120
7.75%, 6/01/24		83	86,735
Hertz Corp.:
5.88%, 10/15/20		370	383,413
7.38%, 1/15/21		2,360	2,457,350
6.25%, 10/15/22		1,490	1,566,884
Loxam SAS, 3.50%, 5/03/23	EUR	150	174,847
United Rentals North America, Inc., 4.63%, 7/15/23	USD	1,055	1,079,318
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (e)		1,093	1,095,732

			14,651,774

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22	USD	665	$645,050
7.00%, 7/01/24		440	404,800
Micron Technology, Inc. (e):
5.25%, 8/01/23		1,989	1,924,357
5.63%, 1/15/26		851	812,705
Microsemi Corp., 9.13%, 4/15/23 (e)		257	294,265
NXP BV/NXP Funding LLC (e):
4.13%, 6/15/20		2,685	2,778,975
4.13%, 6/01/21		1,448	1,514,608
4.63%, 6/15/22		1,319	1,389,065
3.88%, 9/01/22		1,422	1,445,108
5.75%, 3/15/23		2,180	2,320,588
4.63%, 6/01/23		417	439,935
Sensata Technologies BV, 5.00%, 10/01/25 (e)		3,923	4,060,305

			18,029,761
Software — 1.5%
BMC Software Finance, Inc., 8.13%, 7/15/21 (e)		947	833,360
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (e)		1,553	1,605,414
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (e)		244	213,500
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (e)(g)		2,061	1,932,187
Infor US, Inc., 6.50%, 5/15/22		5,376	5,449,920
Informatica LLC, 7.13%, 7/15/23 (e)		946	893,970
Nuance Communications, Inc. (e):
5.38%, 8/15/20		830	849,713
6.00%, 7/01/24		1,600	1,664,000
PTC, Inc., 6.00%, 5/15/24		722	780,663
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (e)		5,797	6,420,177
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		2,204	2,319,710

			22,962,614
Specialty Retail — 1.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,413	2,509,520
JC Penney Corp., Inc.:
6.38%, 10/15/36		434	364,560
7.40%, 4/01/37		346	311,400
L Brands, Inc.:
8.50%, 6/15/19		3,925	4,597,156
6.88%, 11/01/35		2,574	2,812,095
Penske Automotive Group, Inc.:
5.75%, 10/01/22		2,545	2,640,438
5.38%, 12/01/24		1,447	1,472,323
5.50%, 5/15/26		1,358	1,358,842
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		1,599	1,668,956
THOM Europe SAS, 7.38%, 7/15/19	EUR	503	591,930

			18,327,220
Technology Hardware, Storage & Peripherals — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (e):
4.42%, 6/15/21	USD	1,565	1,636,422
5.88%, 6/15/21		1,447	1,529,974
7.13%, 6/15/24		1,755	1,901,288
6.02%, 6/15/26		2,940	3,145,582
8.35%, 7/15/46		945	1,101,266
Western Digital Corp., 7.38%, 4/01/23 (e)		1,339	1,452,815

			10,767,347

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Corporate Bonds	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.2%
BiSoho SAS, 5.88%, 5/01/23	EUR	400	$475,452
Hanesbrands, Inc., 4.88%, 5/15/26 (e)	USD	1,263	1,319,835
Springs Industries, Inc., 6.25%, 6/01/21		274	285,302
Wolverine World Wide, Inc., 5.00%, 9/01/26 (e)		496	496,620

			2,577,209
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 5.75%, 8/15/23		1,117	1,170,058
Radian Group, Inc., 5.25%, 6/15/20		706	746,948

			1,917,006
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (e)		553	581,341
Transportation Infrastructure — 0.1%
Jack Cooper Enterprises, Inc.,
(10.50% Cash or 11.25% PIK),
10.50%, 3/15/19 (e)(g)		2,813	759,581
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	698	800,151
WFS Global Holding SAS, 9.50%, 7/15/22		365	392,890

			1,952,622
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		175	207,892
Wireless Telecommunication Services — 5.4%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (e)	USD	477	496,080
8.25%, 10/15/23		4,660	4,858,050
Digicel Group Ltd., 7.13%, 4/01/22 (e)		2,085	1,688,850
Digicel Ltd., 6.00%, 4/15/21 (e)		8,447	7,718,446
GEO Group, Inc.:
5.88%, 1/15/22		350	330,750
5.88%, 10/15/24		2,030	1,827,000
6.00%, 4/15/26		530	475,013
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	635	708,226
SBA Communications Corp., 5.63%, 10/01/19	USD	1,111	1,144,330
Sprint Capital Corp.:
6.90%, 5/01/19		640	646,400
6.88%, 11/15/28		6,017	5,415,300
8.75%, 3/15/32		408	404,940
Sprint Communications, Inc.:
9.00%, 11/15/18 (e)		17,517	19,290,596
7.00%, 8/15/20		1,270	1,250,950
Sprint Corp.:
7.25%, 9/15/21		922	911,628
7.88%, 9/15/23		761	739,684
7.13%, 6/15/24		10,595	9,879,837
7.63%, 2/15/25		2,985	2,833,884
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,180	2,283,550
6.13%, 1/15/22		367	387,185
6.73%, 4/28/22		1,227	1,289,884
6.00%, 3/01/23		2,599	2,755,044
6.50%, 1/15/24		2,638	2,835,850
6.38%, 3/01/25		3,490	3,751,750
6.50%, 1/15/26		4,881	5,341,644
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	724	819,700

			80,084,571
Total Corporate Bonds — 109.9%			1,640,458,473

Floating Rate Loan Interests (d)	Par (000)		Value
Aerospace & Defense — 0.1%
Engility Corp.:
Term Loan B1, 5.50%, 8/12/20	USD	590	$593,322
Term Loan B2, 6.50%, 8/12/23		1,145	1,153,173

			1,746,495
Air Freight & Logistics — 0.3%
CEVA Group PLC, Synthetic LOC, 4.75%, 3/19/21		1,156	921,289
CEVA Intercompany BV, Dutch Term Loan, 4.75%, 3/19/21		1,192	949,729
CEVA Logistics Canada ULC, Canadian Term Loan, 5.00%, 3/19/21		205	163,609
CEVA Logistics US Holdings, Inc., Term Loan, 5.50%, 3/19/21		1,645	1,310,905
XPO Logistics, Inc., Term Loan B2, 5.25%, 10/30/21		600	602,628

			3,948,160
Airlines — 0.5%
Delta Air Lines, Inc., 2018 Term Loan B1, 7.00%, 10/18/18		2,307	2,311,754
Northwest Airlines, Inc.:
4.00%, 3/10/17		1,772	1,758,490
3.75%, 9/10/18		1,353	1,318,687
4.00%, 9/10/18		1,364	1,329,656
4.50%, 9/10/18		1,343	1,309,344

			8,027,931
Auto Components — 0.3%
Gates Global, Inc., Term Loan B, 6.50%, 7/06/21		4,984	4,902,965
Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc., Term Loan, 6.75%, 2/01/20		211	211,977
Chemours Co., Term Loan B, 5.50%, 5/12/22		127	125,122
MacDermid, Inc., Term Loan B3, 5.25%, 6/07/20		1,148	1,147,748

			1,484,847
Commercial Services & Supplies — 0.3%
Brand Energy & Infrastructure Services, Inc., Term Loan B, 3.51%, 11/26/20		3,750	3,702,082
Containers & Packaging — 0.1%
BWAY Holding Co., Inc., Term Loan B, 6.00%, 8/14/20		1,158	1,161,624
Diversified Consumer Services — 0.4%
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.00%, 10/21/22		1,226	1,229,930
Gol LuxCo S.A., 1st Lien Term Loan, 3.75%, 8/31/20		3,885	3,875,288
Laureate Education, Inc., Term Loan B, 4.52%, 3/17/21		1,410	1,401,033

			6,506,251
Diversified Telecommunication Services — 0.3%
Hawaiian Telcom Communications, Inc., Term Loan B, 9.50%, 6/06/19		1,407	1,410,023
Level 3 Financing, Inc., 2019 Term Loan, 4.25%, 8/01/19		1,785	1,792,443
Telenet International Finance Sarl, Term Loan AD, 13.50%, 6/30/24		1,285	1,288,675

			4,491,141
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.50%, 10/31/17		3,759	3,767,357
2016 DIP Term Loan C, 3.75%, 10/31/17		840	842,249

			4,609,606

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Floating Rate Loan Interests (d)	Par (000)		Value
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20	USD	915	$914,179
Weatherford International Ltd., Term Loan, 2.75%, 7/13/20		2,646	2,487,517

			3,401,696
Food Products — 0.1%
Reynolds Group Holdings, Inc., 2016 Term Loan, 8.16%, 2/05/23		920	920,775
Health Care Equipment & Supplies — 0.3%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,486	1,466,990
DJO Finance LLC, 2015 Term Loan, 4.00%, 6/08/20		1,306	1,258,517
Immucor, Inc., Refinancing Term Loan B2, 4.25%, 8/17/18		1,288	1,248,876

			3,974,383
Health Care Providers & Services — 0.2%
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		1,653	1,627,988
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		952	951,642
Vizient, Inc., 1st Lien Term Loan, 2.75%, 2/13/23		758	765,713

			3,345,343
Hotels, Restaurants & Leisure — 1.6%
Amaya Holdings BV:
1st Lien Term Loan, 4.25%, 8/01/21		4,734	4,682,094
2nd Lien Term Loan, 4.25%, 8/01/22		248	245,989
Bronco Midstream Funding LLC, Term Loan B, 3.75%, 8/15/20		5,405	4,837,163
Caesars Entertainment Resort Properties LLC, Term Loan B, 5.00%, 10/11/20		11,337	11,078,618
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		2,255	2,278,497
Scientific Games International, Inc., 2014 Term Loan B1, 5.00%, 10/18/20		1,091	1,090,603

			24,212,964
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		1,443	1,448,411
Insurance — 0.1%
Alliant Holdings I, Inc., Incremental Term Loan B2, 7.50%, 8/12/22		1,440	1,440,000
IT Services — 0.2%
First Data Corp., 2021 Extended Term Loan, 6.50%, 3/24/21		2,090	2,100,177
WEX, Inc., Term Loan B, 4.00%, 7/01/23		973	979,772

			3,079,949
Machinery — 0.4%
Rexnord LLC, 1st Lien Term Loan B, 9.75%, 8/21/20		2,693	2,692,423
Silver II US Holdings LLC, Term Loan, 5.25%, 12/13/19		2,863	2,546,680

			5,239,103
Media — 0.7%
iHeartCommunications, Inc., Term Loan D, 3.25%, 1/30/19		6,888	5,279,951
Intelsat Jackson Holdings SA, Term Loan B2, 4.00%, 6/30/19		5,557	5,270,969

			10,550,920

Floating Rate Loan Interests (d)	Par (000)		Value
Metals & Mining — 0.3%
FMG Resources August 2006 Property Ltd., Term Loan B, 6.50%, 6/30/19	USD	3,317	$3,297,648
Novelis, Inc., 2015 Term Loan B, 4.25%, 6/02/22		1,563	1,566,110

			4,863,758
Oil, Gas & Consumable Fuels — 1.1%
California Resources Corp., Term Loan A, 4.75%, 10/01/19		1,615	1,534,447
Chesapeake Energy Corp., Term Loan, 5.50%, 8/15/21		7,945	8,193,718
CITGO Holding, Inc., 2015 Term Loan B, 7.00%, 5/12/18		2,516	2,530,503
MEG Energy Corp., Refinancing Term Loan, 5.25%, 3/31/20		464	426,095
Ultra Resources, Inc., Revolver, 3.75%, 10/06/16		4,600	4,255,000

			16,939,763
Pharmaceuticals — 0.8%
DPx Holdings BV, 2014 Incremental Term Loan, 5.25%, 3/11/21		1,681	1,673,315
Jaguar Holding Co. II, 2015 Term Loan B, 4.88%, 8/18/22		5,277	5,291,170
NBTY, Inc., Term Loan B, 3.75%, 5/05/23		1,145	1,145,355
Valeant Pharmaceuticals International, Inc.:
Series A3 Tranche A, 5.00%, 10/20/18		468	468,062
Series C2 Term Loan B, 5.00%, 12/11/19		682	682,353
Series D2 Term Loan B, 2.13%, 2/13/19		125	124,791
Series E Term Loan B, 2.13%, 8/05/20		1,524	1,521,029
Series F1 Term Loan B, 2.13%, 4/01/22		911	912,325

			11,818,400
Professional Services — 0.3%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,670	1,656,470
2014 2nd Lien Term Loan, 4.25%, 7/25/22		3,248	3,088,282

			4,744,752
Semiconductors & Semiconductor Equipment — 0.3%
Avago Technologies Cayman Ltd., Term Loan B3, 8.00%, 2/01/23		3,495	3,525,404
Microsemi Corp., 2015 Term Loan B, 7.27%, 1/15/23		326	327,904

			3,853,308
Software — 1.1%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		4,096	3,905,517
Infor US, Inc., Term Loan B5, 4.25%, 6/03/20		2,619	2,589,006
Informatica Corp., Term Loan, 4.25%, 8/05/22		1,940	1,872,193
Kronos, Inc., 2nd Lien Term Loan, 5.75%, 4/30/20		2,856	2,914,329
Solera LLC, Term Loan B, 4.00%, 3/03/23		2,729	2,743,788
Tibco Software Inc., Term Loan B, 4.00%, 12/04/20		1,422	1,386,252
Veritas US, Inc./Veritas Bermuda Ltd.,7.50%, 2/01/23	EUR	500	538,205

			15,949,290
Specialty Retail — 0.1%
Leslie’s Poolmart, Inc., 2016 Term Loan, 3.75%, 7/27/23	USD	1,034	1,040,462
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, 5.00%, 8/12/22		5,348	5,268,002
J. Crew Group, Inc., Term Loan B, 4.25%, 3/05/21		890	701,671

			5,969,673

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Floating Rate Loan Interests (d)	Par (000)		Value
Wireless Telecommunication Services — 1.6%
Ligado Networks LLC, 2015 2nd Lien Term Loan, 6.50%, 12/07/20 (a)(h)	USD	34,627	$24,239,205
Total Floating Rate Loan Interests — 12.6%			187,613,257

Investment Companies	Shares
United States — 2.5%
Financial Select Sector SPDR Fund		280,066	6,878,421
iShares iBoxx USD High Yield Corporate Bond ETF (l)		152,000	13,179,920
SPDR Barclays High Yield Bond ETF		431,279	15,758,935
SPDR S&P Oil & Gas Exploration & Production ETF		25,675	944,583
Total Investment Companies — 2.5%			36,761,859

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (d)(e)	USD	2,882	2,889,233
Commercial Mortgage-Backed Securities — 0.1%
GAHR Commercial Mortgage Trust 2015-NRF, Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (d)(e)		1,925	1,822,410
Total Non-Agency Mortgage-Backed Securities — 0.3%			4,711,643

Other Interests — 0.0% (m)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,250	13

Preferred Securities	Par (000)

Capital Trusts
Banks — 1.4%
ABN AMRO Bank NV, 5.75% (d)(k)	USD	300	332,125
Banco Bilbao Vizcaya Argentaria SA (d)(k):
6.75%		400	419,409
7.00%		1,200	1,264,921
8.88%		200	235,973
Banco Popular Espanol SA, 8.25% (d)(k)		600	612,215
Banco Santander SA, 6.25% (d)(k)		1,100	1,113,498
Bank of Ireland, 7.38% (d)(k)		250	269,664
BNP Paribas SA, 7.20% (d)(k)		100	112,500
Citigroup, Inc. (d)(k):
5.95%		2,675	2,782,000
Series D, 5.95%		2,592	2,677,860
Series O, 5.88%		2,405	2,441,075
Series Q, 5.95%		1,165	1,186,116
Series R, 6.13%		615	641,691
Cooperatieve Rabobank UA (d)(k):
5.50%		200	225,321
6.63%		200	238,088

Preferred Securities	Par (000)		Value

Capital Trusts (continued)
Banks (continued)
Intesa Sanpaolo SpA (d)(k):
7.00%	USD	375	$409,928
7.70%		200	185,502
Wells Fargo & Co. (d)(k):
Series S, 5.90%		3,310	3,521,013
Series U, 5.88%		2,545	2,810,825

			21,479,724
Capital Markets — 0.8%
Credit Suisse Group AG, 6.25% (d)(e)(k)		200	195,748
Goldman Sachs Group, Inc. (d)(k):
5.30%		1,040	1,063,400
Series L, 5.70%		5,218	5,330,187
Morgan Stanley (d)(k):
Series H, 5.45%		3,309	3,317,273
Series J, 5.55%		440	451,000
UBS Group AG (d)(k):
5.75%		800	930,285
7.00%		425	453,156

			11,741,049
Chemicals — 0.0%
Solvay Finance SA, 5.12% (d)(k)		110	132,482
Diversified Financial Services — 2.1%
Bank of America Corp. (d)(k):
Series AA, 6.10%		5,121	5,383,451
Series V, 5.13%		2,205	2,173,028
Series X, 6.25%		2,874	3,017,700
Series Z, 6.50%		2,791	3,042,469
Barclays PLC, 7.88% (d)(k)		325	325,731
Credit Agricole SA, 6.50% (d)(k)		600	669,270
HBOS Capital Funding LP, 6.85% (k)		300	304,137
JPMorgan Chase & Co. (d)(k):
6.75%		5,324	6,003,928
Series Q, 5.15%		850	851,913
Series U, 6.13%		4,228	4,526,602
Series V, 5.00%		3,075	3,067,313
Royal Bank of Scotland Group PLC, 8.63% (d)(k)		1,525	1,553,594

			30,919,136
Diversified Telecommunication Services — 0.3%
Koninklijke KPN NV, 6.13% (d)(k)		566	681,852
Orange SA (d)(k):
4.00%		600	720,448
5.75%		100	144,118
Telefonica Europe BV (d)(k):
4.20%		1,500	1,733,898
6.50		600	724,939
6.75%		100	141,919

			4,147,174
Electric Utilities — 0.0%
Enel SpA (d):
6.50%, 1/10/74		689	842,489
7.75%, 9/10/75	GBP	105	155,570
Origin Energy Finance, Ltd. (d):
7.88%, 6/16/71	USD	100	116,667
4.00%, 9/16/74		110	115,794

			1,230,520
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (e)(k)		400	424,000
Oil, Gas & Consumable Fuels — 0.2%
DCP Midstream LLC, 5.85%, 5/21/43 (d)		225	172,125
Gas Natural Fenosa Finance BV, 3.38% (d)(k)		1,200	1,301,731

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Preferred Securities	Par (000)		Value

Capital Trusts (continued)
Oil, Gas & Consumable Fuels (continued)
Repsol International Finance BV, 4.50%, 3/25/75 (d)	USD	369	$381,760
TOTAL SA, 3.88% (d)(k)		625	748,760

			2,604,376
Total Capital Trusts — 4.8%			72,678,461

Preferred Stocks	Shares
Diversified Financial Services — 0.1%
Concrete Investments II		4,997	652,147
Hotels, Restaurants & Leisure — 1.1%
Amaya, Inc.		19,851	16,549,564
Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 4/08/15, cost $629,122) (c)		633,461	523,176
Total Preferred Stocks — 1.2%			17,724,887

Trust Preferred — 0.4%
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (d)		256,246	6,454,520
Total Preferred Securities — 6.4%			96,857,868

Warrants	Shares	Value
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17)	288,820	$130
Peninsula Energy Ltd. (Expires 12/31/18)	515,378	30,987

		31,117
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	6,494	13,231
Total Warrants — 0.0%		44,348
Total Long-Term Investments (Cost — $2,114,819,403) — 139.7%		2,085,712,498
Options Purchased (Cost — $98,133) — 0.0%		67,870
Total Investments Before Options Written (Cost — $2,114,917,536) — 139.7%		2,085,780,368
Options Written (Premiums Received — $19,000) — (0.0)%		(22,041)
Total Investments, Net of Options Written (Cost — $2,114,898,536) — 139.7%		2,085,758,327
Liabilities in Excess of Other Assets — (39.7)%		(592,809,866)

Net Assets — 100.0%		$1,492,948,461

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security is held by a wholly owned subsidiary.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $535,351 and an original cost of $816,585, which was 0.04% of its net assets.

(d)	Variable rate security. Rate as of period end.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	When-issued security.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Zero-coupon bond.

(j)	Convertible security.

(k)	Perpetual security with no stated maturity date.

(l)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased	Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class[1]	—	—	—	—	—	$4,410	—
iShares iBoxx USD High Yield Corporate Bond ETF	—	1,256,443	(1,104,443)	152,000	$13,179,920	817,027	$(2,263,123)
Total					$13,179,920	$821,437	$(2,263,123)

1 No longer held by the Trust as of report date.

(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	51

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(80)	Russell 2000 Mini Index	September 2016	USD	9,910,400	$(757,024)
(267)	S&P 500 E-Mini Index	September 2016	USD	28,962,825	(595,638)
Total					$(1,352,662)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,034,000	USD	1,154,132	Barclays Bank PLC	9/06/16	$(597)
EUR	60,000	USD	66,956	Barclays Bank PLC	9/06/16	(20)
EUR	230,000	USD	260,644	Citibank N.A.	9/06/16	(4,055)
EUR	481,500	USD	537,919	Deutsche Bank AG	9/06/16	(755)
EUR	100,000	USD	111,669	Deutsche Bank AG	9/06/16	(109)
EUR	380,000	USD	430,442	Goldman Sachs International	9/06/16	(6,513)
EUR	700,000	USD	782,109	Morgan Stanley & Co. International PLC	9/06/16	(1,186)
EUR	460,000	USD	514,857	Morgan Stanley & Co. International PLC	9/06/16	(1,679)
EUR	500,000	USD	559,651	Royal Bank of Canada	9/06/16	(1,848)
GBP	145,000	USD	187,943	Australia And New Zealand Bank Group	9/06/16	2,475
GBP	300,000	USD	393,636	Citibank N.A.	9/06/16	333
GBP	700,000	USD	917,018	Deutsche Bank AG	9/06/16	2,242
GBP	1,450,000	USD	1,897,501	Morgan Stanley & Co. International PLC	9/06/16	6,682
GBP	920,000	USD	1,208,503	Morgan Stanley & Co. International PLC	9/06/16	(332)
USD	1,203,007	AUD	1,605,000	Westpac Group	9/06/16	(3,112)
USD	21,538,235	CAD	28,080,000	Westpac Group	9/06/16	125,421
USD	134,308	EUR	119,000	Australia And New Zealand Bank Group	9/06/16	1,551
USD	11,168	EUR	10,000	Barclays Bank PLC	9/06/16	12
USD	1,493,971	EUR	1,335,000	BNP Paribas S.A.	9/06/16	4,639
USD	141,202	EUR	127,000	Citibank N.A.	9/06/16	(479)
USD	277,544	EUR	250,000	Citibank N.A.	9/06/16	(1,357)
USD	282,162	EUR	250,000	Morgan Stanley & Co. International PLC	9/06/16	3,260
USD	81,140,745	EUR	72,870,000	Royal Bank of Scotland PLC	9/06/16	(153,354)
USD	36,106	EUR	32,000	State Street Bank And Trust Co.	9/06/16	406
USD	23,962,647	GBP	18,185,000	HSBC Bank USA N.A.	9/06/16	81,572
USD	145,620	GBP	110,000	Morgan Stanley & Co. International PLC	9/06/16	1,165
USD	122,575	GBP	94,000	Morgan Stanley & Co. International PLC	9/06/16	(869)
USD	1,205,435	AUD	1,605,000	Commonwealth Bank of Australia	10/05/16	174
USD	21,405,425	CAD	28,080,000	Westpac Group	10/05/16	(10,602)
USD	5,582	EUR	5,000	Bank of America N.A.	10/05/16	(4)
USD	79,149,510	EUR	70,952,000	Royal Bank of Scotland PLC	10/05/16	(107,665)
USD	19,385,130	GBP	14,782,000	Royal Bank of Scotland PLC	10/05/16	(41,631)
Total						$(106,235)

OTC Credit Default Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought Protection on 5-Year Credit Default Swap	Goldman Sachs International	Put	103.00%	Pay	Markit CDX North America High Yield Index, Series 26	10/19/16	USD	10,000	$67,870
OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	39	—

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Sold Protection on 5-Year Credit Default Swap	Goldman Sachs International	Put	100.00%	Receive	Markit CDX North America High Yield Index, Series 26	10/19/16	USD	10,000	$(22,041)

Centrally Cleared Credit Default Swaps — Buy Protection

Issuer / Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Markit iTraxx XO, Series 25, Version 1	5.00%	6/20/21	EUR 3,730	$(134,079)

Centrally Cleared Credit Default Swaps — Sold Protection

Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index, Series 26, Version 2	5.00%	6/20/21	B+	50,055	$40,399

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid	Unrealized Appreciation
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	NR	USD 8,180	$794,712	—	$794,712
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR 554	81,631	$53,238	28,393
Total						$876,343	$53,238	$823,105

[1] Using Standard & Poors (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)			Value	Premiums Received	Unrealized Appreciation (Depreciation)
iBoxx USD Liquid High Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A	9/20/16	USD	6,000		$426,416	—	$426,416
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	9/20/16	USD	1,500		94,548	—	94,548
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	12/20/16	USD	2,000		127,775	—	127,775
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Morgan Stanley Capital Services LLC	N/A	12/20/16	USD	2,700		170,187	—	170,187
iBoxx USD Liquid High Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A	12/20/16	USD	1,000		63,009	—	63,009
iBoxx USD Liquid High Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A	12/20/16	USD	2,700		121,045	—	121,045
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Citibank N.A.	N/A	12/20/16	USD	1,400		23,029	$(629)	23,658
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	12/20/16	USD	3,725		37,170	(3,144)	40,314
Markit iBoxx Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	12/20/16	USD	1,900		10,825	(1,809)	12,634
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	3/20/17	USD	5,800		274,424	(104)	274,528
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	3/20/17	USD	13,000		169,964	(7,705)	177,669
Morgan Stanley Energy Long Basket Index	Fed Funds Effective Rate plus 0.25%	Morgan Stanley & Co. International PLC	N/A	3/30/17	USD	1		1,073	—	1,073
Morgan Stanley Energy Long Basket Index	Fed Funds Effective Rate plus 0.25%	Morgan Stanley & Co. International PLC	N/A	3/30/17	USD	—	[1]	(32)	—	(32)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	53

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps (concluded)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Morgan Stanley Energy Long Basket Index	Fed Funds Effective Rate plus 0.25%	Morgan Stanley & Co. International PLC	N/A	3/30/17	USD	1	$(1,845)	—	$(1,845)
Morgan Stanley Energy Long Basket Index	Fed Funds Effective Rate plus 0.25%	Morgan Stanley & Co. International PLC	N/A	3/30/17	USD	30	216,515	—	216,515
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Goldman Sachs International	N/A	6/20/17	USD	1,800	11,503	$(1,681)	13,184
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Morgan Stanley Capital Services LLC	N/A	6/20/17	USD	1,400	45,252	(453)	45,705
iBoxx USD Liquid High Yield Index	3-Month LIBOR	Morgan Stanley Capital Services LLC	N/A	6/20/17	USD	2,700	6,267	(2,813)	9,080
Total							$1,797,125	$(18,338)	$1,815,463

[1] Amount is less than $500.

Transactions in Options Written for the Year Ended August 31, 2016

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—	—
Options written	4,734	$10,000	$331,605
Options expired	(3,934)	—	(231,039)
Options closed	(800)	—	(81,566)

Outstanding options, end of year	—	$10,000	$19,000

Derivative Financial Instruments Categorized by Risk Exposure

As	of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	—	—	—
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$229,932	—	—	$229,932
Options purchased	Investments at value — unaffiliated[2]		$67,870					67,870
Swaps — centrally cleared	Net unrealized appreciation[1]	—	40,399	—	—	—	—	40,399
Swaps — OTC	Unrealized appreciation on OTC swaps, Swap premiums paid	—	876,343	$217,588	—	$1,599,752	—	2,693,683
Total		—	$984,612	$217,588	$229,932	$1,599,752	—	$3,031,884

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$1,352,662	—	—	—	$1,352,662
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$336,167	—	—	336,167
Options written	Options written at value		$22,041					22,041
Swaps — centrally cleared	Net unrealized depreciation[1]	—	134,079	—	—	—	—	134,079
Swaps — OTC	Unrealized depreciation on OTC swaps, Swap premiums received	—	—	1,877	—	$18,338	—	20,215
Total		—	$156,120	$1,354,539	$336,167	$18,338	—	$1,865,164

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Asset and Liabilities.

[2] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

For the year ended August 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	$(3,489,133)	—	$(829,018)	—	$(4,318,151)
Forward foreign currency exchange contracts	—	—	—	$3,781,389	—	—	3,781,389
Options purchased[1]	—	—	(1,288,782)	—	—	—	(1,288,782)
Options written	—	—	259,773	—	—	—	259,773
Swaps	—	$4,051,821	1,251,588	—	780,396	—	6,083,805

Total	—	$4,051,821	$(3,266,554)	$3,781,389	$(48,622)	—	$4,518,034

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(7,567,960)		$(95,646)	—	$(7,663,606)
Forward foreign currency exchange contracts	—	—	—	$23,421	—	—	23,421
Options purchased[2]	—	$7,870	—	—	—	—	7,870
Options written	—	(3,041)	—	—	—	—	(3,041)
Swaps	—	(298,660)	489,959	—	1,817,452	—	2,008,751

Total	—	$(293,831)	$(7,078,001)	$23,421	$1,721,806	—	$(5,626,605)

[1] Options purchased are included in net realized gain (loss) from investments.
[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$99,135,415
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$280,657,112
Average amounts sold — in USD	$6,538,790
Options:
Average value of options contracts written	$299,768	[1]
Average value of options swaption contracts purchased	$2,500,000
Average value of options swaption contract written	$2,500,000
Credit default swaps:
Average notional value — buy protection	$1,717,657
Average notional value — sell protection	$36,529,846
Total return rate swaps:
Average notional value	$25,894,870
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$132,895		—
Forward foreign currency exchange contracts	229,932		$336,167
Options	67,870	[1]	22,041
Swaps — centrally cleared	—		99,311
Swaps — OTC[2]	2,693,683		20,215

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,124,380		$477,734

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(132,895)		(99,311)

Total derivative assets and liabilities subject to an MNA	$2,991,485		$378,423

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Australia And New Zealand Bank Group	$4,026	—	—	—	$4,026
Barclays Bank PLC	12	$(12)	—	—	—
BNP Paribas S.A.	4,639	—	—	—	4,639
Citibank N.A.	23,991	(6,520)	—	—	17,471
Commonwealth Bank of Australia	174	—	—	—	174
Deutsche Bank AG	796,954	(864)	—	$(796,090)	—
Goldman Sachs International	890,153	(42,997)	—	(800,000)	47,156
HSBC Bank USA N.A.	81,572	—	—	—	81,572
JPMorgan Chase Bank N.A.	610,470	—	—	(530,000)	80,470
Morgan Stanley & Co. International PLC	228,695	(5,943)	—	—	222,752
Morgan Stanley Capital Services LLC	224,972	(3,266)	—	—	221,706
State Street Bank and Trust Company	406	—	—	—	406
Westpac Group	125,421	(13,714)	—	—	111,707

Total	$2,991,485	$(73,316)	—	$(2,126,090)	$792,079

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America, N.A.	$4	—	—	—	$4
Barclays Bank PLC	617	$(12)	—	—	605
Citibank N.A.	6,520	(6,520)	—	—	—
Deutsche Bank AG	864	(864)	—	—	—
Goldman Sachs International	42,997	(42,997)	—	—	—
Morgan Stanley & Co. International PLC	5,943	(5,943)	—	—	—
Morgan Stanley Capital Services LLC	3,266	(3,266)	—	—	—
Royal Bank of Canada	1,848	—	—	—	1,848
Royal Bank of Scotland PLC	302,650	—	—	—	302,650
Westpac Group	13,714	(13,714)	—	—	—

Total	$378,423	$(73,316)	—	—	$305,107

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$33,032,621	$13,191,932	$46,224,553
Common Stocks	$41,964,842	29,349,732	1,725,910	73,040,484
Corporate Bonds	—	1,634,605,449	5,853,024	1,640,458,473
Floating Rate Loan Interests	—	165,429,110	22,184,147	187,613,257
Investment Companies	36,761,859	—	—	36,761,859
Non-Agency Mortgage-Backed Securities	—	4,711,643	—	4,711,643
Other Interests	—	—	13	13
Preferred Securities	6,454,520	72,678,461	17,201,711	96,334,692
Warrants	—	30,987	13,361	44,348
Options Purchased:
Credit contracts	—	67,870	—	67,870

Subtotal	$85,181,221	$1,939,905,873	$60,170,098	$2,085,257,192

Investments Valued at NAV[1]				523,176

Total				$2,085,780,368

[1]    As of August 31, 2016, certain of the Trust’s investments were fair valued using net asset value (“NAV”) per share as no quoted market value is available and have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy (concluded):

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$863,504	—	$863,504
Equity contracts	—	217,588	—	217,588
Foreign currency exchange contracts	—	229,932	—	229,932
Interest rate contracts	—	1,599,752	—	1,599,752
Liabilities:
Credit contracts	—	(156,120)	—	(156,120)
Equity contracts	$(1,352,662)	(1,877)	—	(1,354,539)
Foreign currency exchange contracts	—	(336,167)	—	(336,167)

Total	$(1,352,662)	$2,416,612	—	$1,063,950

[1]    Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$631,458	—	—	$631,458
Cash pledged:
Centrally cleared swaps	2,857,000	—	—	2,857,000
Futures contracts	1,568,150	—	—	1,568,150
Liabilities:
Bank overdraft	—	$(2,604)	—	(2,604)
Bank borrowings payable	—	(604,000,000)	—	(604,000,000)
Cash received as collateral for OTC derivatives	—	(2,330,000)	—	(2,330,000)

Total	$5,056,608	$(606,332,604)	—	$(601,275,996)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2015[1]	$3,739,028	$5,936,098	$25,160,883	$25,557,215	$10,978	$20,459,861	$74,732	$80,938,795
Transfers into Level 3[2]	—	—	—	5,372,890	—	—	—	5,372,890
Transfers out of Level 3[3]	—	(1,499,223)	(18,524,109)	—	—	—	—	(20,023,332)
Accrued discounts/premiums	—	14,387	11,411	148,129	—	—	—	173,927
Net realized gain (loss)	(1,991,849)	(6,361)	2,553	213,080	(400)	—	—	(1,782,977)
Net change in unrealized appreciation (depreciation)[4,5]	(208,733)	95,351	(156,996)	190,237	(10,565)	(3,258,150)	(61,371)	(3,410,227)
Purchases	187,464	9,897,780	1,359	2,447,823	—	—	—	12,534,426
Sales	—	(1,246,100)	(642,077)	(11,745,227)	—	—	—	(13,633,404)
Closing Balance, as of August 31, 2016	$1,725,910	$13,191,932	$5,853,024	$22,184,147	$13	$17,201,711	$13,361	$60,170,098

Net change in unrealized appreciation/depreciation on investments still held at August 31, 2016[3]	$(2,200,578)	$130,810	$(156,996)	$237,746	$(10,925)	$(3,258,150)	$(61,371)	$(5,319,464)

[1]    The opening balance of preferred securities has been adjusted to exclude certain investments amounting to $555,106 that were valued using NAV per share as no quoted market value is available. The fair value of those investments have been excluded from the fair value hierarchy due to the adoption of the Accounting Standard Update related to Fair Value Measurement: Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

[2]    As of August 31, 2015, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2016, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]    As of August 31, 2015, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[5]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	57

Schedule of Investments August 31, 2016	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 0.4%
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.95%, 10/25/35 (a)	$1,875		$1,697,659
Small Business Administration Participation Certificates, Class 1:
Series 1996-20K, 6.95%, 11/01/16	16		16,099
Series 1997-20C, 7.15%, 3/01/17	16		15,924

			1,729,682
Interest Only Asset-Backed Securities — 0.1%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 3/15/21	392		3,434
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	1,783		126,492
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29	4,930		338,962

			468,888
Total Asset-Backed Securities — 0.5%			2,198,570

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	226		219,879
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.79%, 10/25/35 (a)	1,636		1,504,527
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 15.65%, 8/25/23 (a)	36		40,911
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 3.00%, 8/25/34 (a)	810		803,514

			2,568,831
Commercial Mortgage-Backed Securities — 0.5%
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,146		2,157,090
Interest Only Collateralized Mortgage Obligations — 0.4%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	467		125,018
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	2,106		21
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	48,947		12,150
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (c)	5,552		111,047
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	113		6,075
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	77		1,743
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.90%, 3/20/35 (a)	25,086		689,878
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 2.28%, 8/25/36 (a)	10,878		788,658
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 5/15/29 (a)	27,397		27

			1,734,617
Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-J5, 0.00%, 7/25/33	48		43,821
Series 2003-J8, 0.00%, 9/25/23	36		34,798
Drexel Burnham Lambert CMO Trust, Series K, Class 1, 0.00%, 9/23/17	—	(d)	32

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Principal Only Collateralized Mortgage Obligations (continued)
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 2/25/36	$352		$245,918
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 0.00%, 4/25/24	5		4,414
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35	137		100,371

			429,354
Total Non-Agency Mortgage-Backed Securities — 1.6%			6,889,892

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.7%
Federal Housing Administration:
USGI Projects, Series 99, 7.43%, 6/01/21 - 10/01/23	2,667		2,547,650
Reilly Projects, Series 41, 8.28%, 3/01/20	33		32,415
Resolution Funding Corp., 0.00%, 4/15/30 (e)	13,000		9,334,962

			11,915,027
Collateralized Mortgage Obligations — 66.3%
Fannie Mae Mortgage-Backed Securities:
Series 2011-142, Class PE, 3.50%, 1/25/42	15,567		17,338,637
Series 2014-28, Class BD, 3.50%, 8/25/43	6,560		6,986,233
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,480,266
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		16,499,734
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		50,389,309
Series 2010-47, Class JB, 5.00%, 5/25/30	10,000		11,120,972
Series 2003-135, Class PB, 6.00%, 1/25/34	10,109		10,822,168
Series 2004-31, Class ZG, 7.50%, 5/25/34	4,609		5,694,484
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	116		143,519
Series 2005-73, Class DS, 16.19%, 8/25/35 (a)	687		849,296
Series 1991-87, Class S, 25.29%, 8/25/21 (a)	12		14,755
Series G-49, Class S, 980.26%, 12/25/21 (a)	—	(d)	110
Series G-07, Class S, 1,085.42%, 3/25/21 (a)	—	(d)	641
Series 1991-46, Class S, 2,398.91%, 5/25/21 (a)	—	(d)	1
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 3.08%, 1/25/28 (a)	884		928,434
Series K048, Class A2, 3.28%, 6/25/25 (a)	1,600		1,756,045
Series 4242, Class PA, 3.50%, 5/15/41	6,716		7,061,778
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,294,383
Series 4269, Class PM, 4.00%, 8/15/41	8,884		10,087,017
Series 4016, Class BX, 4.00%, 9/15/41	15,408		17,803,602
Series 3668, Class PB, 4.50%, 8/15/32	10,000		10,721,913
Series 4316, Class VB, 4.50%, 3/15/34	10,787		12,142,392
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,882,404
Series 2758, Class KV, 5.50%, 5/15/23	4,364		4,424,596
Series 2927, Class BZ, 5.50%, 2/15/35	3,900		4,477,425
Series 2542, Class UC, 6.00%, 12/15/22	1,892		2,046,332
Series 0040, Class K, 6.50%, 8/17/24	114		130,104
Series 0019, Class F, 8.50%, 3/15/20	11		11,578
Series 2218, Class Z, 8.50%, 3/15/30	2,108		2,443,509
Series 0173, Class RS, 10.04%, 11/15/21 (a)	—	(d)	3
Series 1160, Class F, 38.00%, 10/15/21 (a)	5		8,754
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	19,300		20,163,924
Series 2015-96, Class ZM, 4.00%, 1/20/39 - 7/20/45	58,402		63,205,965
Series 2004-89, Class PE, 6.00%, 10/20/34	129		134,740

			295,065,023

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	$96		$2,668
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	54		1,861
Series 2012-96, Class DI, 4.00%, 2/25/27	4,435		326,839
Series 2013-45, Class EI, 4.00%, 4/25/43	9,050		1,105,974
Series 2010-74, Class DI, 5.00%, 12/25/39	5,335		253,774
Series 1997-90, Class M, 6.00%, 1/25/28	1,558		196,178
Series 2011-124, Class GS, 6.18%, 3/25/37 (a)	9,527		874,168
Series 1999-W4, 6.50%, 12/25/28	131		12,808
Series 1993-199, Class SB, 6.98%, 10/25/23 (a)	27		347
Series 089, Class 2, 8.00%, 10/25/18	—	(d)	9
Series 007, Class 2, 8.50%, 4/25/17	—	(d)	4
Series G92-05, Class H, 9.00%, 1/25/22	2		103
Series 094, Class 2, 9.50%, 8/25/21	1		95
Series 1990-136, Class S, 19.55%, 11/25/20 (a)	4		4
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(d)	1
Series G-10, Class S, 1,050.07%, 5/25/21 (a)	—	(d)	4
Series G-12, Class S, 1,114.50%, 5/25/21 (a)	—	(d)	1
Freddie Mac Mortgage-Backed Securities:
Series 2559, 0.50%, 8/15/30 (a)	43		264
Series 3745, Class IN, 4.00%, 1/15/35	14,714		576,698
Series 3744, Class PI, 4.00%, 6/15/39	10,013		896,678
Series 4026, 4.50%, 4/15/32	3,303		383,165
Series 2611, Class QI, 5.50%, 9/15/32	644		37,106
Series 1043, Class H, 42.72%, 2/15/21 (a)	3		5
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-116, Class KS, 5.96%, 12/16/39	1,526		231,766
Series 2011-52, Class MJ, 6.14%, 4/20/41	10,531		2,028,809
Series 2011-52, Class NS, 6.16%, 4/16/41	11,980		2,402,008

			9,331,337
Mortgage-Backed Securities — 55.5%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/43	22,860		23,778,688
3.50%, 10/01/42 - 10/01/45	27,712		29,372,665
4.00%, 1/01/41 - 9/01/42 (f)	23,273		25,015,051
4.50%, 8/01/25 - 9/01/41 (f)	60,908		67,128,143
5.00%, 1/01/23 - 10/01/41	40,031		44,772,998
5.50%, 11/01/16 - 10/01/39	18,301		20,537,947
6.50%, 12/01/37 - 10/01/39	5,728		6,611,853
7.50%, 2/01/22	—	(d)	20
9.50%, 1/01/19 - 9/01/19	1		1,104
Freddie Mac Mortgage-Backed Securities:
2.80%, 10/01/34 (a)	102		104,356
2.86%, 1/01/35 (a)	170		173,902
3.14%, 11/01/17 (a)	—	(d)	414
5.00%, 2/01/22 - 4/01/22	174		184,674
5.50%, 1/01/39	20,372		23,105,660
9.00%, 9/01/20	6		5,821
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/15/39	5,444		6,081,986
7.50%, 8/15/21 - 12/15/23	86		90,061
8.00%, 10/15/22 - 8/15/27	40		42,824
9.00%, 4/15/20 - 9/15/21	2		2,213

			247,010,380
Principal Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities (e):
Series 1991-7, Class J, 0.00%, 2/25/21	2		2,219
Series G93-2, Class KB, 0.00%, 1/25/23	59		56,790
Series 1993-51, Class E, 0.00%, 2/25/23	21		19,651
Series 203, Class 1, 0.00%, 2/25/23	6		5,845

U.S. Government Sponsored Agency Securities	Par (000)	Value
Principal Only Collateralized Mortgage Obligations (continued)
Fannie Mae Mortgage-Backed Securities (e) (continued):
Series 1993-70, Class A, 0.00%, 5/25/23	$3	$3,054
Series 0228, Class 1, 0.00%, 6/25/23	5	4,499
Series 1999-W4, 0.00%, 2/25/29	54	51,490
Series 2002-13, Class PR, 0.00%, 3/25/32	121	114,439
Freddie Mac Mortgage-Backed Securities (e):
Series 1418, Class M, 0.00%, 11/15/22	21	19,862
Series 1571, Class G, 0.00%, 8/15/23	153	143,953
Series 1691, Class B, 0.00%, 3/15/24	301	282,817
Series T-8, Class A10, 0.00%, 11/15/28	36	35,171

		739,790
Total U.S. Government Sponsored Agency Securities — 126.8%		564,061,557

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 2/15/46	2,500	2,641,505
U.S. Treasury Notes:
1.00%, 11/30/19 (f)	2,965	2,967,781
1.38%, 8/31/20 (f)	4,045	4,086,874
1.63%, 11/15/22	780	791,883
2.00%, 8/15/25	2,860	2,964,793
Total U.S. Treasury Obligations — 3.0%		13,452,836
Total Long-Term Investments (Cost — $579,171,867) — 131.9%		586,602,855

Short-Term Securities	Shares
Money Market Funds — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (i)(j)	7,183,580	7,183,580

	Par (000)
Borrowed Bond Agreement (g)(h) — 0.2%
Credit Suisse Securities (USA) LLC, 0.44%, Open (Purchased on 3/15/16 to be repurchased at $937,283. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $1,018,658, respectively)	$935	935,340
Total Short-Term Securities (Cost — $8,118,920) — 1.8%		8,118,920
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $587,290,787) — 133.7%		594,721,775

Borrowed Bonds
U.S. Treasury Bonds, 2.75%, 11/15/42	917	(1,018,658)
Total Borrowed Bonds (Proceeds — $842,347) — (0.3)%		(1,018,658)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	59

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

TBA Sale Commitments	Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 5.00%, 9/01/46 (k)	$12,900	$(14,296,827)
Total TBA Sale Commitments (Proceeds — $14,255,743) — (3.2)%		(14,296,827)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments (Cost — $572,192,697) — 130.2%		579,406,290
Liabilities in Excess of Other Assets — (30.2)%		(134,524,169)

Net Assets — 100.0%		$444,882,121

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Zero-coupon bond.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	The amount to be repurchased assumes the maturity will be the day after period end.

(h)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(i)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	24,634,500	(17,450,920)	7,183,580	$7,183,580	$36,838

(j)	Current yield as of period end.

(k)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Barclays Bank PLC	$(1,474,014)	$(4,572)
Credit Suisse Securities (USA) LLC	$(7,946,376)	$(25,512)
Goldman Sachs & Co.	$(4,876,437)	$(11,000)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	0.51%	3/15/16	Open	$12,505,774	$12,535,715	U.S. Government Sponsored Agency Securities	Open/Demand[1]
BNP Paribas Securities Corp.	0.52%	6/13/16	Open	2,972,413	2,976,060	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	0.57%	6/13/16	Open	4,110,731	4,116,423	U.S. Treasury Obligations	Open/Demand[1]
HSBC Securities (USA), Inc.	0.60%	8/10/16	9/14/16	80,143,000	80,171,050	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.59%	8/10/16	9/14/16	53,041,000	53,059,255	U.S. Government Sponsored Agency Securities	Up to 30 Days
Total				$152,772,918	$152,858,503

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
118	2-Year U.S. Treasury Note	December 2016	USD	25,760,875	$(22)
(100)	5-Year U.S. Treasury Note	December 2016	USD	12,125,000	(3,720)
(123)	10-Year U.S. Treasury Note	December 2016	USD	16,103,391	(10,852)
(108)	10-Year U.S. Ultra Long Treasury Note	December 2016	USD	15,592,500	(1,223)
(814)	Long U.S. Treasury Bond	December 2016	USD	138,685,250	8,470
285	Ultra Long U.S. Treasury Bond	December 2016	USD	53,428,594	94,205
Total					$86,858

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.31%[1]	3-Month LIBOR	Deutsche Bank AG	N/A	10/01/18	$	60,000	$(5,064,509)	—	$(5,064,509)
3.43%[2]	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A	3/28/21	$	6,000	685,358	$(128,872)	814,230
5.41%[2]	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A	8/15/22	$	9,565	2,328,637	—	2,328,637
Total							$(2,050,514)	$(128,872)	$(1,921,642)

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.

Derivative Financial Instruments Categorized by Risk Exposure

As	of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$102,675	—	$102,675
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	3,142,867		3,142,867
Total		—	—	—	—	$3,245,542	—	$3,245,542

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$15,817	—	$15,817
Swaps — OTC	Unrealized depreciation on OTC swaps: Swap premiums received	—	—	—	—	5,193,381	—	5,193,381
Total		—	—	—	—	$5,209,198	—	$5,209,198

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	61

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Futures contracts	—	—	—	—	$(7,752,347)	—	$(7,752,347)
Swaps	—	—	—	—	(112,714)	—	(112,714)

Total	—	—	—	—	$(7,865,061)	—	$(7,865,061)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(2,102,198)	—	$(2,102,198)
Swaps	—	—	—	—	289,644	—	289,644

Total	—	—	—	—	$(1,812,554)	—	$(1,812,554)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$70,241,758
Average notional value of contracts — short	$170,537,795
Interest rate swaps:
Average notional value — pays fixed rate	$60,000,000
Average notional value — receives fixed rate	$25,990,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$92,750	$54,125
Swaps — OTC[1]	3,142,867	5,193,381

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,235,617	$5,247,506

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(92,750)	(54,125)

Total derivative assets and liabilities subject to an MNA	$3,142,867	$5,193,381

[1] Includes unrealized appreciation(depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
JPMorgan Chase Bank N.A.	$3,142,867	$(128,872)	—	$(3,013,995)	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset1	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Deutsche Bank AG	$5,064,509	—	—	$(5,040,000)	$24,509
JPMorgan Chase Bank N.A.	128,872	$(128,872)	—	—	—

Total	$5,193,381	$(128,872)	—	$(5,040,000)	$24,509

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.
[5] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,729,682	$468,888	$2,198,570
Non-Agency Mortgage-Backed Securities	—	5,300,309	1,589,583	6,889,892
U.S. Government Sponsored Agency Securities	—	561,481,489	2,580,068	564,061,557
U.S. Treasury Obligations	—	13,452,836	—	13,452,836
Short-Term Securities:
Money Market Funds	$7,183,580	—	—	7,183,580
Borrowed Bond Agreement	—	935,340	—	935,340
Liabilities:
Investments:
Borrowed Bonds	—	(1,018,658)	—	(1,018,658)
TBA Sale Commitments	—	(14,296,827)	—	(14,296,827)

Total	$7,183,580	$567,584,171	$4,638,539	$579,406,290

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$102,675	$3,142,867	—	$3,245,542
Liabilities:
Interest rate contracts	(15,817)	(5,064,509)	—	(5,080,326)

Total	$86,858	$(1,921,642)	—	$(1,834,784)

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount, or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged:
Futures contracts	$2,523,260	—	—	$2,523,260
Collateral — OTC derivatives	5,040,000	—	—	5,040,000
Collateral — reverse repurchase agreements	682,769	—	—	682,769
Liabilities:
Cash received as collateral for OTC derivatives	—	$(3,330,000)	—	(3,330,000)
Reverse repurchase agreements	—	(152,858,503)	—	(152,858,503)

Total	$8,246,029	$(156,188,503)	—	$(147,942,474)

During the year ended August 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	63

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2015	$522,965	$2,114,419	$3,072,791	$5,710,175
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(135,173)	—	(11,442)	(146,615)
Net realized gain (loss)	(185,161)	7	(11,113)	(196,267)
Net change in unrealized appreciation (depreciation)[1,2]	266,257	(524,836)	(669)	(259,248)
Purchases	—	—	—	—
Sales	—	(7)	(469,499)	(469,506)

Closing Balance, as of August 31, 2016	$468,888	$1,589,583	$2,580,068	$4,638,539

Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2016[2]	$266,257	$(524,836)	$(669)	$(259,248)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments held as of August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2016

Statements of Assets and Liabilities

August 31, 2016	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]		BlackRock Income Trust, Inc. (BKT)

Assets
Investments at value — unaffiliated[2]	$1,089,555,993	$2,072,600,448		$587,538,195
Investments at value — affiliated[3]	12,926,909	13,179,920		7,183,580
Cash	44,891	—		—
Cash pledged:
Collateral — OTC derivatives	4,020,000	—		5,040,000
Collateral — reverse repurchase agreements	—	—		682,769
Futures contracts	1,349,970	1,568,150		2,523,260
Centrally cleared swaps	1,239,940	2,857,000		—
Foreign currency at value[4]	437,584	631,458		—
Receivables:
Investments sold	2,367,639	6,225,127		34,621
Options written	162,906	—		—
TBA sale commitments	—	—		14,255,743
Dividends — unaffiliated	27,422	8,761		—
Dividends — affiliated	3,137	566		6,576
Interest	11,124,669	29,724,353		2,129,649
Principal paydowns	—	—		5,744
Variation margin on futures contracts	75,335	132,895		92,750
Variation margin on centrally cleared swaps	5,906	—		—
Swap premiums paid	7	53,238		—
Unrealized appreciation on:
Forward foreign currency exchange contracts	268,565	229,932		—
OTC swaps	57,477	2,640,445		3,142,867
Prepaid expenses	13,608	29,663		11,647
Other assets	5,942	—		768

Total assets	1,123,687,900	2,129,881,956		622,648,169

Liabilities
Bank overdraft	—	2,604		—
Cash received:
Collateral — OTC derivatives	520,000	2,330,000		3,330,000
Collateral — reverse repurchase agreements	1,204,000	—		—
Borrowed bonds at value[5]	—	—		1,018,658
Options written at value[6]	5,414,078	22,041		—
TBA sale commitments at value[7]	—	—		14,296,827
Reverse repurchase agreements	288,238,889	—		152,858,503
Payables:
Investments purchased	2,145,291	25,568,515		—
Administration fees	—	—		113,243
Bank borrowings	—	604,000,000		—
Income dividends	82,854	454,688		47,756
Interest expense	—	758,592		7,469
Investment advisory fees	933,797	2,061,804		489,753
Officer’s and Trustees’ fees	196,948	506,722		182,154
Options written	315,214	—		—
Other accrued expenses	299,342	772,836		174,179
Variation margin on futures contracts	3,169	—		54,125
Variation margin on centrally cleared swaps	—	99,311		—
Swap premiums received	801,355	18,338		128,872
Unrealized depreciation on:
Forward foreign currency exchange contracts	302,820	336,167		—
OTC swaps	440,470	1,877		5,064,509
Other liabilities	240,760	—		—
Contingencies	—	—	[8]	—

Total liabilities	301,138,987	636,933,495		177,766,048

Net Assets	$822,548,913	$1,492,948,461		$444,882,121

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	65

Statements of Assets and Liabilities (concluded)

August 31, 2016	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Net Assets Consist of
Paid-in capital[9,10,11]	$761,161,052	$1,778,771,251	$478,262,054
Undistributed (distributions in excess of) net investment income	(234,993)	6,355,015	4,211,880
Accumulated net realized loss	(16,074,607)	(264,241,991)	(42,971,317)
Net unrealized appreciation (depreciation)	77,697,461	(27,935,814)	5,379,504

Net Assets	$822,548,913	$1,492,948,461	$444,882,121

Net asset value, offering and redemption price per share	$15.25	$11.79	$6.96

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$1,015,055,944	$2,101,867,196	$580,107,207
[3] Investments at cost — affiliated	$12,926,909	$13,050,340	$7,183,580
[4] Foreign currency at cost	$434,549	$630,843	—
[5] Proceeds received from borrowed bonds	—	—	$842,347
[6] Premiums received	$8,969,163	$19,000	—
[7] Proceeds from TBA sale commitments	—	—	$14,255,743
[8] See Note 12 of the Notes to Financial Statements for details of contingencies.
[9] Par value	$0.001	$0.100	$0.010
[10] Shares outstanding	53,935,126	126,599,668	63,942,535
[11] Shares authorized	Unlimited	200 million	200 million

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2016

Statements of Operations

Year Ended August 31, 2016	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Investment Income
Interest	$48,713,009	$122,323,419	$22,470,081
Dividends — unaffiliated	722,567	805,002	—
Dividends — affiliated	43,746	821,437	36,838
Other income	487,964	—	263,157
Foreign taxes withheld	—	(16)	—

Total income	49,967,286	123,949,842	22,770,076

Expenses
Investment advisory	5,338,516	11,975,292	2,910,565
Professional	135,071	313,246	97,388
Miscellaneous	125,385	208,159	45,407
Transfer agent	109,693	146,109	73,485
Officer and Trustees	101,665	187,462	63,238
Accounting services	99,724	204,867	64,703
Custodian	94,698	201,859	35,662
Registration	17,970	41,873	21,791
Printing	17,127	31,636	15,018
Administration	—	—	671,669

Total expenses excluding interest expense and income tax	6,039,849	13,310,503	3,998,926
Interest expense	1,494,097	6,431,659	824,201
Income tax	—	29,880	—

Total expenses	7,533,946	19,772,042	4,823,127
Less fees waived by the Manager	(9,230)	(997)	(7,301)
Less fees paid indirectly	(195)	—	(302)

Total expenses after fees waived and paid indirectly	7,524,521	19,771,045	4,815,524

Net investment income	42,442,765	104,178,797	17,954,552

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(14,009,882)	(88,802,531)	632,667
Investments — affiliated	—	(2,263,123)	—
Futures contracts	2,738,560	(4,318,151)	(7,752,347)
Foreign currency transactions	2,545,608	7,230,510	—
Options written	3,887,894	259,773	—
Swaps	(4,265,963)	6,083,805	(112,714)

	(9,103,783)	(81,809,717)	(7,232,394)

Net change in unrealized appreciation (depreciation) on:
Investments	60,815,086	74,000,645	5,553,116
Investments — affiliated	—	129,580	—
Futures contracts	1,159,137	(7,663,606)	(2,102,198)
Foreign currency translations	(178,895)	144,189	—
Options written	2,435,217	(3,041)	—
Swaps	(294,435)	2,008,751	289,644
Borrowed bonds	—	—	(136,440)

	63,936,110	68,616,518	3,604,122

Net realized and unrealized gain (loss)	54,832,327	(13,193,199)	(3,628,272)

Net Increase in Net Assets Resulting from Operations	$97,275,092	$90,985,598	$14,326,280

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	67

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$42,442,765	$42,093,223
Net realized gain (loss)	(9,103,783)	19,284,069
Net change in unrealized appreciation (depreciation)	63,936,110	(53,137,205)

Net increase in net assets resulting from operations	97,275,092	8,240,087

Distributions to Shareholders[1]
From net investment income	(45,548,216)	(47,657,688)
In excess of net investment income	—	(1,743,768)

Decrease in net assets resulting from distributions to shareholders	(45,548,216)	(49,401,456)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	399,906,769
Cost of shares redeemed	—	(1,775)

Net increase in net assets derived from capital transactions	—	399,904,994

Net Assets
Total increase in net assets	51,726,876	358,743,625
Beginning of year	770,822,037	412,078,412

End of year	$822,548,913	$770,822,037

Distributions in excess of net investment income, end of year	$(234,993)	$(17,798)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2016

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (HYT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$104,178,797	$110,710,853
Net realized gain (loss)	(81,809,717)	3,532,873
Net change in unrealized appreciation (depreciation)	68,616,518	(169,304,412)

Net increase (decrease) in net assets resulting from operations	90,985,598	(55,060,686)

Distributions to Shareholders[1]
From net investment income	(125,343,672)	(123,054,879)

Net Assets
Total decrease in net assets	(34,358,074)	(178,115,565)
Beginning of year	1,527,306,535	1,705,422,100

End of year	$1,492,948,461	$1,527,306,535

Undistributed net investment income, end of year	$6,355,015	$22,469,916

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	69

Statements of Changes in Net Assets

	BlackRock Income Trust, Inc. (BKT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$17,954,552	$20,490,679
Net realized loss	(7,232,394)	(6,803,051)
Net change in unrealized appreciation (depreciation)	3,604,122	(682,875)

Net increase in net assets resulting from operations	14,326,280	13,004,753

Distributions to Shareholders[1]
From net investment income	(22,060,177)	(25,321,248)

Net Assets
Total decrease in net assets	(7,733,897)	(12,316,495)
Beginning of year	452,616,018	464,932,513

End of year	$444,882,121	$452,616,018

Undistributed net investment income, end of year	$4,211,880	$7,048,258

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2016

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$97,275,092	$90,985,598	$14,326,280
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long term investments and principal paydowns	386,810,823	1,334,108,590	907,319,977
Purchases of long term investments	(376,278,777)	(1,296,727,395)	(895,903,574)
Net proceeds from sales of short-term securities	—	—	17,362,580
Net purchases of short-term securities	(3,006,544)	—	—
Amortization of premium and accretion of discount on investments	4,482,327	(1,428,429)	4,989,570
Premiums paid on closing options written	(10,489,307)	(52,832)	—
Premiums received from options written	17,366,527	331,605	—
Net realized (gain) loss on investments and options written	9,485,896	90,278,943	204,031
Net unrealized loss on investments, options written, swaps, borrowed bonds and foreign currency translations	(62,457,584)	(76,225,662)	(5,708,711)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — OTC derivatives	1,640,000	80,000	1,460,000
Collateral — reverse repurchase agreements	2,140,000	—	483,231
Futures contracts	85,080	3,986,240	(531,950)
Centrally cleared swaps	(1,130,790)	(2,334,250)	—
Receivables:
Dividends — unaffiliated	—	(3,674)	—
Income — affiliated	(3,137)	(566)	(6,576)
Interest	462,018	3,747,970	168,585
Swaps	15,098	224,244	248,798
Variation margin on futures contracts	15,953	1,060,225	312,182
Variation margin on centrally cleared swaps	30,155	—	—
Swap premiums paid	65,721	47,171	—
Prepaid expenses	(2,951)	(4,751)	(1,771)
Other assets	18,507	—	2,466
Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	1,204,000	—	—
Collateral — OTC derivatives	520,000	730,000	(640,000)
Payables:
Swaps	(7,510)	—	(1,111,408)
Administration fees	—	—	(2,242)
Interest expense	198,235	239,863	44,205
Investment advisory fees	(1,394)	(193,022)	(9,181)
Officer’s and Trustees’ fees	12,951	85,853	27,346
Other accrued expenses	3,269	65,265	(8,421)
Variation margin on futures contracts	(258,593)	(73)	(46,344)
Variation margin on centrally cleared swaps	(19,444)	74,968	—
Swap premiums received	674,064	(33,046)	(27,312)

Net cash provided by operating activities	68,849,685	149,042,835	42,951,761

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	71

Statements of Cash Flows (concluded)

Year Ended August 31, 2016	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	$(45,546,171)	$(125,391,326)	$(22,068,187)
Payments on bank borrowings	—	(676,000,000)	—
Proceeds from bank borrowings	—	649,000,000	—
Increase (decrease) in bank overdraft	—	2,604	(2,492)
Net borrowing of reverse repurchase agreements	(23,202,872)	—	(20,881,082)

Net cash used for financing activities	(68,749,043)	(152,388,722)	(42,951,761)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$10,387	$727	—

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	111,029	(3,345,160)	—
Cash and foreign currency at value at beginning of year	371,446	3,976,618	—

Cash and foreign currency at value at end of year	$482,475	$631,458	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,295,862	$6,191,796	$779,996

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Year Ended August 31,
	2016	2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.29	$15.24	$14.05		$15.21	$13.78

Net investment income[1]	0.79	0.86	0.87		0.89	0.88
Net realized and unrealized gain (loss)	1.01	(0.73)	1.23		(1.11)	1.37

Net increase (decrease) from investment operations	1.80	0.13	2.10		(0.22)	2.25

Distributions:[2]
From net investment income	(0.84)	(1.04)	(0.91)		(0.94)	(0.82)
In excess of net investment income[3]	—	(0.04)	—		—	—

Total distributions	(0.84)	(1.08)	(0.91)		(0.94)	(0.82)

Net asset value, end of year	$15.25	$14.29	$15.24		$14.05	$15.21

Market price, end of year	$14.33	$12.63	$13.64		$12.50	$15.41

Total Return[4]
Based on net asset value	13.67%	1.62%	16.09%	[5]	(1.42)%	17.06%

Based on market price	20.85%	0.35%	16.78%		(13.43)%	28.78%

Ratios to Average Net Assets
Total expenses	0.97%	0.95% [6]	1.06%	[6]	1.03%	0.95%

Total expenses after fees waived and paid indirectly	0.97%	0.95% [6]	1.02%	[6]	0.98%	0.94%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.78%	0.82% [6]	0.91%	[6]	0.86%	0.86%

Net investment income	5.48%	5.83%	5.94%		5.92%	6.13%

Supplemental Data
Net assets, end of year (000)	$822,549	$770,822	$412,078		$379,913	$411,136

Borrowings outstanding, end of year (000)	$288,239	$303,651	$168,301		$172,537	$182,679

Portfolio turnover rate[7]	35%	55%	82%		100%	290%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Taxable distribution.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.

[6]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012

Portfolio turnover (excluding MDRs)	35%	51%	48%	63%	237%

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	73

Consolidated Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Year Ended August 31,
	2016		2015	2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of year	$12.06		$13.47	$12.62		$12.32		$11.49

Net investment income[1]	0.82		0.87	0.98		1.00		1.04
Net realized and unrealized gain (loss)	(0.10)		(1.31)	0.91		0.41		0.83

Net increase (decrease) from investment operations	0.72		(0.44)	1.89		1.41		1.87

Distributions from net investment income[2]	(0.99)		(0.97)	(1.04)		(1.11)		(1.04)

Net asset value, end of year	$11.79		$12.06 [3]	$13.47		$12.62		$12.32

Market price, end of year	$10.88		$9.97	$12.07		$11.37		$12.96

Total Return[4]
Based on net asset value	7.76%		(2.40)% [3]	16.21%		11.90%		17.14%

Based on market price	20.29%		(9.96)%	15.58%		(4.16)%		26.30%

Ratios to Average Net Assets
Total expenses	1.39%	[5]	1.37%	1.35%	[6]	1.54%	[7]	1.51%

Total expenses after fees waived and paid indirectly	1.39%	[5]	1.37%	1.35%	[6]	1.54%	[7]	1.51%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.93%	[5]	0.96%	0.98%	[6]	1.16%	[7,8]	1.19%	[9]

Net investment income	7.30%	[5]	6.88%	7.40%		7.83%		8.84%

Supplemental Data
Net assets, end of year (000)	$1,492,948		$1,527,307	$1,705,422		$446,847		$435,955

Borrowings outstanding, end of year (000)	$604,000		$631,000	$723,000		$191,000		$181,000

Asset coverage, end of year $1,000 of bank borrowing	$3,472		$3,419	$3,359		$3,340		$3,409

Portfolio turnover rate	66%		57%	64%		77%		61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%.

[6]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.

[8]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.

[9]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Year Ended August 31,
	2016	2015		2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.08	$7.27		$7.32		$7.94	$7.96

Net investment income[1]	0.28	0.32		0.35		0.32	0.39
Net realized and unrealized gain (loss)	(0.05)	(0.11)		0.03		(0.46)	0.06

Net increase (decrease) from investment operations	0.23	0.21		0.38		(0.14)	0.45

Distributions:[2]
From net investment income	(0.35)	(0.40)		(0.43)		(0.48)	(0.27)
From net realized gain	—	—		—		—	(0.20)

Total distributions	(0.35)	(0.40)		(0.43)		(0.48)	(0.47)

Net asset value, end of year	$6.96	$7.08		$7.27		$7.32	$7.94

Market price, end of year	$6.60	$6.30		$6.42		$6.40	$7.63

Total Return[3]
Based on net asset value	3.64%	3.56%		6.05%		(1.45)%	6.24%

Based on market price	10.44%	4.35%		7.12%		(10.34)%	13.19%

Ratios to Average Net Assets
Total expenses	1.08%	0.99%	[4]	1.02%	[4]	1.00%	0.97%

Total expenses after fees waived and paid indirectly	1.08%	0.99%	[4]	1.02%	[4]	1.00%	0.97%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.89%	0.90%	[4]	0.96%	[4]	0.90%	0.90%

Net investment income	4.01%	4.48%		4.74%		4.18%	4.86%

Supplemental Data
Net assets, end of year (000)	$444,882	$452,616		$464,933		$467,948	$507,852

Borrowings outstanding, end of year (000)	$152,859	$173,695		$205,415		$148,344	$119,706

Portfolio turnover rate[5]	141%	191%		256%		358%	487%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

[5]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012

Portfolio turnover (excluding MDRs)	63%	78%	125%	196%	230%

ANNUAL REPORT	AUGUST 31, 2016	75

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of BHK and the Board and shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA” or the “Target Fund”) approved the reorganization of the Target Fund into BHK pursuant to which BHK acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of BHK. The purpose of the transaction was to combine two funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 10, 2014.

Each Common Shareholder of the Target Fund received Common Shares of BHK in an amount equal to the aggregate net asset value of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on November 7, 2014, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of shares of BHK in the following amount and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BHK
BNA	34,456,370	0.78050585	26,893,279

BNA’s net assets and composition of net assets on November 7, 2014, the valuation date of the reorganization, was as follows:

BNA
Net assets	$399,906,040
Paid-in capital	$384,183,492
Distributions in excess of net investment income	$(65,119)
Accumulated net realized loss	$(14,090,276)
Net unrealized appreciation/ depreciation	$29,877,943

For financial reporting purposes, assets received and shares issued by BHK were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to maintain ongoing reporting of BHK’s realized and unrealized gains and losses distributable to shareholders for tax purposes.

The net assets of BHK before the acquisition were $402,115,685. The aggregate net assets of BHK immediately after the acquisition amounted to $802,021,725. The Target Fund’s fair value and cost of investments and derivative financial investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments
BNA	$587,550,335	$557,681,213

In connection with the reorganization, BHK investment advisory fee was reduced by 5 basis points, from 0.55% of BHK’s average weekly net assets to 0.50% of BHK’s average weekly net assets as defined in Note 6. In addition to this reduction, BHK’s contractual investment advisory fee waiver of 0.03%, as a percentage of average weekly net assets, was discontinued in connection with the reorganization.

Assuming the acquisition had been completed on September 1, 2014, the beginning of the fiscal reporting period of BHK, the pro forma results of operations for the year ended August 31, 2015, are as follows:

•	Net investment income/loss: $46,563,761

•	Net realized and change in unrealized gain/loss on investments: $(39,413,545)

•	Net increase/decrease in net assets resulting from operations: $7,150,216

76	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the BHK Target Fund that have been included in BHK’s Statement of Operations since November 10, 2014.

Reorganization costs incurred in connection with the reorganization were expensed by BHK.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiaries”), which are wholly owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $699,084, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Trust’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

ANNUAL REPORT	AUGUST 31, 2016	77

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of August 31, 2016, certain investments of HYT were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, each Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

78	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

ANNUAL REPORT	AUGUST 31, 2016	79

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Trusts may subsequently have to reinvest the proceeds at lower interest rates. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust’s initial investment in the IOs may not fully recoup.

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Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale to not be readily available for a Trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Trust to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Trust’s investment policies.

When a Trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Trust having a contractual relationship only with the lender, not with the borrower. A Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Trust

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Notes to Financial Statements (continued)

assumes the credit risk of both the borrower and the lender that is selling the Participation. A Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Trust having a direct contractual relationship with the borrower, and a Trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Trust mitigate its counterparty risk, TBA commitments may be entered into by a Trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Typically, a Trust is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Trust are not fully collateralized, contractually or otherwise, a Trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Trust would still be required to pay the full repurchase price. Further, a Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

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Notes to Financial Statements (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to a Trust.

For the year ended August 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$293,360,951	0.51%
BKT	$160,153,322	0.51%

Borrowed bond agreements and reverse repurchase transactions are entered into by a Trust under Master Repurchase Agreements (each, an “MRA”), which permit a Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Trust. With borrowed bond agreements and reverse repurchase transactions, typically a Trust and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trusts’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount[2]
Barclays Capital, Inc.	$12,975,689	$(12,975,689)	—	—
BNP Paribas Securities Corp.	102,361,521	(102,361,521)	—	—
Credit Suisse Securities (USA) LLC	5,031,655	(5,031,655)	—	—
Deutsche Bank AG	24,457,665	(24,457,665)	—	—
HSBC Securities (USA), Inc.	54,395,612	(54,395,612)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	17,974,441	(17,974,441)	—	—
Nomura Securities International, Inc	31,779,484	(31,732,707)	—	$46,777
RBC Capital Markets, LLC	39,262,822	(39,262,822)	—	—

Total	$288,238,889	$(288,192,112)	—	$46,777

[1]

Net collateral with a value of $296,141,939 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to counterparty in the event of default.

BKT
Counterparty	Borrowed Bonds Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
BNP Paribas Securities Corp	—	$(7,092,483)	—	$(7,092,483)	—	—	$7,062,347	—	$7,062,347	$(30,136)
Credit Suisse Securities (USA) LLC	$935,340	(12,535,715)	$(1,026,127)	(12,626,502)	—	—	12,245,942	$380,560	12,626,502	—
HSBC Securities (USA) LLC	—	(80,171,050)	—	(80,171,050)	—	—	80,171,050	—	80,171,050	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	—	(53,059,255)	—	(53,059,255)	—	—	53,059,255	—	53,059,255	—

Total	$935,340	$(152,858,503)	$(1,026,127)	$(152,949,290)	—	—	$152,538,594	$380,560	$152,919,154	$(30,136)

[1]	Included in investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,469 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value of $158,123,036 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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Notes to Financial Statements (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a Trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a Trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Trust is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a Trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Trust will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or

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sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Trusts enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

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Notes to Financial Statements (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Interest rate swaps — Certain Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trusts generally agree not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

86	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

For such services, BHK pays the Manager a monthly fee based on an annual rate of 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee based on an annual rate of 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings used for leverage. For purposes of calculating these fees, “net assets” means the total assets of the Trust minus the sum of the accrued liabilities.

For such services, BKT pays the Manager a monthly fee based on an annual rate of 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating these fees, “net assets” means the total assets of the Trust minus the sum of the accrued liabilities (including the aggregate indebtedness constituting financial leverage).

Distribution Fees: HYT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of HYT’s Common Shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, HYT will compensate BRIL with respect to sales of Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of HYT’s Common Shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of BKT’s average weekly net assets.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2016, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$9,230	$997	$7,301

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Officers and Trustees Fees: Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for HYT were as follow:

	Purchases	Sales	Net Realized Loss
HYT	$2,004,265	$1,004,787	$(34,538)

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$260,415,862	$1,316,661,413	$828,498,409
U.S. Government Securities	108,397,735	—	13,392,722

Total Purchases	$368,813,597	$1,316,661,413	$841,891,131

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities	$348,713,421	$1,332,807,230	$877,456,351
U.S. Government Securities	35,702,275	—	11,407,693

Total Sales	$384,415,696	$1,332,807,230	$888,864,044

For the year ended August 31, 2016, purchases and sales related to mortgage dollar rolls for BKT were $462,681,717 and $462,783,644, respectively.

ANNUAL REPORT	AUGUST 31, 2016	87

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2016 the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, the expiration of capital loss carryforwards, income recognized from investments in partnerships, net paydowns gains, and dividends recognized for tax purposes were reclassified to the following accounts:

	BHK	HYT	BKT
Paid-in capital	—	$(4,056,597)	—
Undistributed net investment income	$2,888,256	$5,049,974	$1,269,247
Accumulated net realized loss	$(2,888,256)	$(993,377)	$(1,269,247)

The tax character of distributions paid was as follows:

		BHK	HYT	BKT
Ordinary income	8/31/2016	$45,548,216	$125,343,672	$22,060,177
	8/31/2015	$49,401,456	$123,054,879	$25,321,248

Total	8/31/2016	$45,548,216	$125,343,672	$22,060,177

	8/31/2015	$49,401,456	$123,054,879	$25,321,248

As of August 31, 2016 the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYT	BKT
Undistributed ordinary income	$405,350	$11,543,563	$4,387,342
Capital loss carryforwards	(16,990,715)	(265,114,804)	(43,751,932)
Net unrealized gains[1]	77,973,226	(32,251,549)	5,984,657

Total	$61,387,861	$(285,822,790)	$(33,379,933)

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swap agreements, the investment in a wholly owned subsidiary, dividends recognized for tar purposes, the classification of investments and the deferral of compensation to trustees.

As of August 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHK	HYT	BKT
No expiration date[2]	$11,373,636	$114,202,809	$43,751,932
2017	5,617,079	95,246,388	—
2018	—	55,665,607	—

Total	$16,990,715	$265,114,804	$43,751,932

[2]	Must be utilized prior to losses subject to expiration.

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYT	BKT
Tax cost	$1,027,813,449	$2,118,135,188	$587,334,727

Gross unrealized appreciation	$86,739,765	$78,880,786	$29,842,960
Gross unrealized depreciation	(12,070,312)	(111,235,606)	(22,455,912)

Net unrealized appreciation (depreciation)	$74,669,453	$(32,354,820)	$7,387,048

88	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

9. Bank Borrowings:

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, the HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for a maximum commitment of $732,000,000 for HYT. Prior to August 31, 2016, the maximum commitment amount for HYT was $798,000,000.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, HYT paid a facility fee and may pay a commitment fee (based on the daily unused portion of the commitments). The commitment fees are waived if HYT meets certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2016, the average amount of bank borrowings and the daily weighted average interest rates for HYT with loans under the revolving credit agreement were $568,838,798 and 1.13%.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with their counterparty to a written option.

ANNUAL REPORT	AUGUST 31, 2016	89

Notes to Financial Statements (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares to Preferred Shares without approval of Common Shareholders.

Common Shares: HYT filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it is issue an additional 10,425,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above HYT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). HYT has not issued any Common Shares through the Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the HYT in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the year ended August 31, 2016, shares issued and outstanding remained constant for BHK, HYT and BKT. For the year ended August 31, 2015, shares issued and outstanding increased by 26,893,279 for BHK due to the reorganization for BHK and remained constant for HYT and BKT.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to HYT, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that HYT and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. HYT cannot predict the outcome of the lawsuit, or the effect, if any, on HYT’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by HYT but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $3,528,671.

90	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (concluded)

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BHK	$0.0650	$0.0650
HYT	$0.0700	$0.0700
BKT	$0.0265	$0.0265

[1]	Net investment income dividend paid on September 30, 2016 to Common Shareholders of record on September 15, 2016.

[2]	Net investment income dividend declared on October 3, 2016, payable to Common Shareholders of record on October 14, 2016.

On October 26, 2016, the Board approved an open market share repurchase program that allows each Trust to purchase up to 5% of its outstanding common shares from time to time in open market transactions through November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

ANNUAL REPORT	AUGUST 31, 2016	91

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Income Trust, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust and BlackRock Income Trust, Inc. (collectively the “Funds”) as of August 31, 2016, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Corporate High Yield Fund, Inc., (collectively with the Funds mentioned above, the “Trusts”) as of August 31, 2016, and the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust and BlackRock Income Trust, Inc., as of August 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Corporate High Yield Fund, Inc., as of August 31, 2016, the consolidated results of its operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 28, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended August 31, 2016

	Payable Dates	BHK	HYT	BKT
Interest-Related Dividends for Non-U.S. Residents[1]	September 2015 - January 2016	73.53%	57.11%	98.32%
	February 2016 - August 2016	61.74%	78.90%	100.00%
Qualified Dividend Income For individuals[2]	September 2015 - January 2016	9.04%	4.46%	—
	February 2016 - August 2016	11.42%	2.80%	—
Dividends Qualifying for Dividends Received deduction for corporations[2]	September 2015 - January 2016	7.33%	3.14%	—
	February 2016 - August 2016	9.00%	3.60%	—
Federal Obligation Interest[3]	September 2015 - January 2016	4.39%	—	0.51%
	February 2016 - August 2016	5.59%	—	1.11%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Trust hereby designates the percentage indicated above or the maximum amount allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

92	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Trustees or the Board of Directors, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”) and BlackRock Income Trust, Inc. (“BKT” and together with BHK and HYT, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge,1 as well as the performance of BHK and BKT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2016	93

Disclosure of Investment Advisory Agreements (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with HYT’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and the performance of BHK and BKT as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can

94	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements (continued)

be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of BHK and BKT noted that for each of the one-, three- and five-year periods reported, each of BHK and BKT exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Trust.

The Board of HYT noted that for the one-, three- and five-year periods reported, the Trust ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each Trust noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of HYT noted that although HYT may from time to time make additional share offerings pursuant to its equity shelf program, the growth of HYT’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative,

ANNUAL REPORT	AUGUST 31, 2016	95

Disclosure of Investment Advisory Agreements (concluded)

securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred shares (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	ANNUAL REPORT	AUGUST 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2016	97

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

98	ANNUAL REPORT	AUGUST 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of Blackrock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustees serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	AUGUST 31, 2016	99

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

Effective September 30, 2016, the Portfolio Managers for BKT are Ron Sion and Matt Kraeger.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC[1] New York, NY, 10022	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

[1]	For HYT.

100	ANNUAL REPORT	AUGUST 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts. Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	44,966,706	2,727,798	0	44,905,433	2,789,070	0	44,946,194	2,748,310	0
BKT	46,338,795	11,167,857	0	46,433,755	11,072,896	0	46,348,678	11,157,973	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	44,863,568	2,830,935	0	44,960,080	2,734,424	0
BKT	46,377,066	11,129,585	0	46,401,962	11,104,690	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano,

Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II

[2]	Class III

Approved the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	105,565,164	2,378,529	0	105,569,992	2,373,701	0	105,617,062	2,326,631	0
	Frank J. Fabozzi			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	105,802,206	2,141,487	0	105,556,714	2,386,979	0	105,656,239	2,287,453	0
	W. Carl Kester			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	105,656,522	2,287,171	0	105,632,194	2,311,499	0	105,547,258	2,396,435	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	105,704,555	2,239,138	0	105,538,490	2,405,203	0

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2016	101

Additional Information (continued)

General Information

BHK and BKT do not make available copies of their respective Statements of Additional Information because each of BHK and BKT’s shares are not continuously offered, which means that BHK and BKT’s respective Statements of Additional Information have not been updated after the completion of BHK and BKT’s respective offerings and the information contained in BHK and BKT’s Statements of Additional Information may have become outdated.

In accordance with Section 23(c) of the 1940 Act, notice is hereby given that each Trust may from time to time purchase its Common Shares in open market transactions.

HYT’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

102	ANNUAL REPORT	AUGUST 31, 2016

Additional Information (concluded)

Section 19(a) Notices

BHK’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BHK	$0.784983111	—	—	$0.059517	$0.8445	93%	0%	0%	7%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. Each Trust, other than HYT, has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

On December 23, 2015, HYT filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus are not offers to sell HYT Common Shares or solicitations of an offer to buy HYT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about HYT, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of HYT carefully and in its entirety before investing. A copy of the final prospectus for HYT can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2016	103

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$95,213	$95,213	$0	$4,000	$15,402	$45,042	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$15,402	$45,042

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2016.

(a)(1) The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2) As of August 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James E. Keenan	13	21	24	0	0	4

	$27.76 Billion	$13.06 Billion	$10.08 Billion	$0	$0	$821.7 Million

Mitchell Garfin	13	11	26	0	0	4

	$26.15 Billion	$8.47 Billion	$10.98 Billion	$0	$0	$821.7 Million

Derek Schoenhofen	5	6	3	0	0	0

	$20.56 Billion	$4.90 Billion	$698.1 Million	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Garfin, Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The

BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$500,001 - $1,000,000
Mitchell Garfin	None
Derek Schoenhofen	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: November 3, 2016